Securities Act Registration No. 333-114139

                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                    Form N-14

             Registration Statement Under the Securities Act of 1933

[X] Pre-Effective Amendment No. 1      [_] Post Effective Amendment No. _____

                        (Check appropriate box or boxes)

                                   ----------

                      John Hancock Variable Series Trust I
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              197 Clarendon Street
                           Boston, Massachusetts 02117
                    (Address of Principal Executive Officer)

                  Registrant's Telephone Number: (713) 214-1456

Name and address of Agent for Services:   Copy to:

ARNOLD R. BERGMAN, ESQUIRE                THOMAS C. LAUERMAN, ESQUIRE
John Hancock Life Insurance Company       Foley & Lardner LLP
197 Clarendon Street                      Washington, D.C. 20036
Boston, MA 02117

                                   ----------

Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

Pursuant to Rule 429 under the Act, the prospectus in this registration statement also relates to the Registrant's currently effective registration statement on Form N-1A, File No. 33-2081. No filing fee is due in reliance on
Section 24(f) of the Act.

================================================================================

                        MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                                                                   May 18, 2004

Dear Variable Annuity and Variable Life Contract Owners:

   A Special Meeting of Shareholders of Manufacturers Investment Trust ("MIT") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on June 18, 2004 at 10:00 a.m., Boston Time to consider the proposed reorganization of the International Index Trust, a separate series of MIT, into the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I ("JHVST") (the "Reorganization"). The proposed Reorganization is described in detail in the enclosed Proxy Statement/Prospectus and briefly summarized in the questions and answers attached to this letter.

   As a result of the Reorganization, shareholders whose assets are invested in the International Index Trust will be able to pursue substantially similar investment objectives and policies in the context of a larger fund which has shown better prospects for growth and demonstrated stronger performance in tracking its target indices. The Boards of Trustees of MIT and JHVST have unanimously approved the proposed Reorganization.

   Although you are not a shareholder of MIT, contract values under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A.") or The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the separate series of MIT, including the International Index Trust, through subaccounts of separate accounts established by these companies for that purpose. Since the value of your contract depends in part on the investment performance of the shares of the International Index Trust, you have the right to instruct Manulife U.S.A. or Manulife New York, as appropriate, how such shares attributable to your contract are voted.

   Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus of MIT and JHVST, and a Voting Instructions Form for the shares of the International Index Trust attributable to your contract as of April 27, 2004, the record date for the meeting. We encourage you to read these materials in their entirety before giving voting instructions. Also enclosed for additional information is the current prospectus of JHVST. In order for shares to be voted at the meeting based on your instructions, we urge you to complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by June 17, 2004.

   The Board of Trustees of MIT unanimously recommends that you approve the Reorganization.

   If you have any questions regarding the proposed Reorganization, please call the appropriate toll-free number below:

       --For Manulife U.S.A. variable annuity contracts:   (800) 344-1029
       --For Manulife U.S.A. variable life contracts:      (800) 827-4546
       --For Manulife New York variable annuity contracts: (800) 551-2078
       --For Manulife New York variable life contracts:    (888) 267-7784

                                                  Sincerely,

                                                       [SIGNATURE TO COME]
                                                         Andrew Corselli
                                                            Secretary
                                                  Manufacturers Investment Trust

                             QUESTIONS AND ANSWERS

Q: What is the Reorganization?

A: Under the Reorganization proposal, all the assets, subject to all the liabilities, of MIT's International Index Trust (the "Acquired Fund") will be transferred to JHVST's International Equity Index Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund equal in value at the time of the exchange to the value of the shareholder's shares of the Acquired Fund at that time, and the Acquired Fund will be liquidated and terminate. The holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. If approved by shareholders, the Reorganization is expected to take place after the close of business on June 18, 2004.

Q: What are the reasons for the Reorganization?

A: The Reorganization is intended to provide a means by which contract owners participating in the Acquired Fund, in combination with the Acquiring Fund, may pursue substantially similar investment objectives and policies in the context of a larger fund which has shown better prospects for growth and demonstrated stronger performance in tracking its target indices.

Q: What differences will there be if the Reorganization is approved?

A: There will be very significant differences. Although both the Acquired and Acquiring Funds are international index funds and thus have substantially similar investment objectives, strategies and risks, the Acquiring Fund has a different target index (the MSCI ACWI ex US Index) than the Acquired Fund (the MSCI EAFE Index), is a series of JHVST rather than of MIT and has a different investment adviser, a different subadviser and different portfolio managers than the Acquired Fund. In addition, the total annual fund operating expenses of the Acquiring Fund are expected to be somewhat higher than those of the Acquired Fund.

Q: Will the Reorganization affect my contract value? Will there be any tax implications?

A: Your contract value will be the same immediately after as immediately before the Reorganization. In addition, the Reorganization is expected to be tax-free for federal income tax purposes, and the Funds will obtain an opinion from counsel to this effect. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q: Will I incur any fee in connection with the Reorganization?

A: You will not incur directly any fee in connection with the Reorganization.
   However, the expenses of the Reorganization are being paid by the Acquired Fund and the Acquiring Fund in equal parts, and contract owners participating in these Funds will therefore bear indirectly their proportionate shares of such expenses.

Q: How do I give voting instructions?

A: Follow two simple steps:

    FIRST: Read the attached Proxy Statement/Prospectus.

   SECOND: Complete the enclosed Voting Instruction Form and return it in the enclosed postage-paid envelope.

Q: Do my voting instructions make a difference?

A: Whether you are a large or small investor, your voting instructions are important. You are urged to participate in this process to ensure that Manulife U.S.A. and Manulife New York represent your wishes in casting votes at the shareholders meeting. The Board of Trustees of MIT has voted unanimously in favor of the Reorganization, and your approval is needed to implement the Reorganization.

                        MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the International Index Trust of Manufacturers Investment Trust:

   Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the International Index Trust of Manufacturers Investment Trust ("MIT") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on June 18, 2004 at 10:00 a.m., Boston Time. A Proxy Statement/Prospectus which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1Approval of Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust (the "Acquired Fund"), a separate series of MIT, by and in exchange for Series I and Series II shares of the International Equity Index Fund (the "Acquiring Fund"), a separate series of the John Hancock Variable Series Trust I ("JHVST").

        Any other business that may properly come before the Meeting.

   The Board of Trustees of MIT recommends that shareholders vote FOR Proposal
1.

   Approval of the Plan under Proposal 1 will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund. By approving the Plan, shareholders of the Acquired Fund will be deemed to have waived certain of MIT's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

   Each shareholder of record at the close of business on April 27, 2004 is entitled to receive notice of and to vote at the Meeting.

                                                  Sincerely yours,

                                                       [SIGNATURE TO COME]
                                                         Andrew Corselli
                                                            Secretary

May 18, 2004
Boston, Massachusetts

              MANUFACTURERS INVESTMENT   JOHN HANCOCK VARIABLE
                       TRUST                 SERIES TRUST I
                 73 Tremont Street        197 Clarendon Street
               Boston, Massachusetts     Boston, Massachusetts
                       02108                     02117
                      ("MIT")                  ("JHVST")

                               -----------------

                          PROXY STATEMENT/PROSPECTUS

   Relating to the Acquisition of All of the Assets, Subject to All of the Liabilities, of the MIT International Index Trust by and in Exchange for Series I and Series II Shares of the JHVST International Equity Index Fund

   This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of Manufacturers Investment Trust ("MIT") (sometimes referred to herein as the "MIT Board") of proxies to be used at a special meeting of the shareholders of its International Index Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on June 18, 2004, at 10:00 a.m., Boston Time (the "Meeting").

   At the Meeting, shareholders of the International Index Trust will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which all the assets, subject to all the liabilities, of the International Index Trust (the "Acquired Fund"), a separate series of MIT, will be transferred to the International Equity Index Fund (the "Acquiring Fund"), a separate series of the John Hancock Variable Series Trust I ("JHVST"), in exchange for shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will receive that number of shares of the Acquiring Fund equal in value at the time of the exchange to the value of the shareholder's shares of the Acquired Fund at such time, and the Acquired Fund will be liquidated and terminate. The holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur after the close of business on June 18, 2004. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the form of the Agreement and Plan of Reorganization attached hereto as Exhibit A.

   This Proxy Statement/Prospectus contains information shareholders should know before voting on the proposed Reorganization. Please read it carefully and retain it for future reference. The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement/Prospectus:

              --The Prospectus of       A copy of the JHVST
              JHVST (relating to the    Prospectus accompanies
              Acquiring Fund) dated     this Proxy
              May 1, 2004 (the "JHVST   Statement/Prospectus.
              Prospectus").

              --The Statement of        Copies of this document
              Additional Information    are available at no
              of JHVST dated May 1,     charge by writing to
              2004 relating to this     JHVST at the above
              Proxy                     address or by calling
              Statement/Prospectus      this toll free number:
              (the "Statement of        800-576-2227.
              Additional Information").

              --The Prospectus of MIT   Copies of the MIT
              (relating to the          Prospectus are available
              Acquired Fund) dated May  at no charge by writing
              1, 2004 (the "MIT         to MIT at the above
              Prospectus").             address or by calling
                                        the appropriate toll
                                        free number listed below.

   Shareholders who have questions about the Reorganization or this Proxy Statement/Prospectus may call the appropriate toll-free number listed below:

    --(800) 344-1029 (The Manufacturers Life Insurance Company (U.S.A.) variable annuity contracts)
    --(800) 827-4546 (The Manufacturers Life Insurance Company (U.S.A.) variable life contracts)
    --(800) 551-2078 (The Manufacturers Life Insurance Company of New York variable annuity contracts)
    --(888) 267-7784 (The Manufacturers Life Insurance Company of New York variable life contracts).

   Each of MIT and JHVST is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 Act and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website: "www.sec.gov."

   The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

         The date of this Proxy Statement/Prospectus is May 18, 2004.

                          PROXY STATEMENT/PROSPECTUS
                               TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
Introduction.................................................................................................   7

Proposal 1 Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of the MIT International Index Trust by and in exchange
           for Series I and Series II shares of the JHVST International Equity Index Fund....................   7

Summary......................................................................................................   8
   Overview of Proposed Reorganization....................................................................      8
   Comparison of Acquired and Acquiring Funds.............................................................      8
   Important Considerations...............................................................................     11
   Comparison of Principal Investment Risks...............................................................     11
   Fees and Expenses of the Funds.........................................................................     12
Performance..................................................................................................  15
Multiple Classes of Shares...................................................................................  15
Rule 12b-1 Fees..............................................................................................  16
Dividends and Distributions..................................................................................  16
Purchase and Redemption of Shares............................................................................  17
Massachusetts Business Trusts................................................................................  18
Additional Information About the Funds.......................................................................  18
Information About the Reorganization.........................................................................  19
   Agreement and Plan of Reorganization...................................................................     19
   Reasons for the Reorganization.........................................................................     20
   Description of the Securities to be Issued.............................................................     21
   Federal Income Tax Consequences........................................................................     21
   Capitalization.........................................................................................     22

Voting Information...........................................................................................  23

Ownership of Shares of the Funds.............................................................................  25

Financial Statements.........................................................................................  26

Legal Matters................................................................................................  26

Other Information............................................................................................  26

Exhibit A--Agreement and Plan of Reorganization..............................................................  27
Appendix A--The Acquired Fund: Management's Discussion of Fund Performance................................... A-1
Appendix B--The Acquiring Fund: Management's Discussion of Fund Performance.................................. B-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees of MIT of proxies to be used at a special meeting of shareholders of its International Index Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on June 18, 2004, at 10:00 a.m., Boston Time (the "Meeting"). The purpose of the Meeting is to consider the proposed Reorganization providing for the transfer of all the assets, subject to all the liabilities, of MIT's International Index Trust (the "Acquired Fund") to JHVST's International Equity Index Fund (the "Acquiring Fund") in exchange for Series I and Series II shares of the Acquiring Fund. All shareholders of record of the Acquired Fund at the close of business on April 27, 2004 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Acquired Fund held.

   MIT and JHVST. Each of MIT and JHVST is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). MIT currently offers 80 separate series, including the Acquired Fund (the "MIT Funds"), and JHVST currently offers 30 separate series, including the Acquiring Fund (the "JHVST Funds"). The shares of the MIT Funds and the JHVST Funds are not sold directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("variable contracts") issued by the insurance companies, certain entities affiliated with the insurance companies, and trustees of qualified pension and retirement plans. See "Voting Information" and "Ownership of Shares of the Funds" below.

   Investment Management. Manufacturers Securities Services, LLC ("MSS") serves as investment adviser for MIT and for each MIT Fund that has an adviser. As adviser, MSS administers the business and affairs of MIT and selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the MIT Funds. MSS does not itself manage any of MIT's portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, MSS (i) monitors the compliance of the subadvisers with the investment objectives and related policies of the MIT Funds, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the MIT Board. The ultimate parent of MSS is Manulife Financial Corporation ("MFC"), the holding company of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company, and its subsidiaries, collectively known as Manulife Financial.

   The investment adviser for the JHVST Funds is John Hancock Life Insurance Company ("JHLICO"). In this capacity, JHLICO recommends subadvisers for the JHVST Funds and oversees and evaluates the subadvisers performance. Each subadviser has discretion to purchase and sell securities for the JHVST Fund that it manages. While each subadviser employs its own investment approach in managing a JHVST Fund, it must also adhere to the Fund's investment goals, strategies and restrictions. JHLICO is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"). As the result of a merger between John Hancock and MFC that became effective on April 28, 2004, John Hancock is an indirect wholly owned subsidiary of MFC.

   MSS and JHLICO are registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"). Each of the subadvisers to the MIT Funds and the JHVST Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

                                  PROPOSAL 1

        APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
   THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES,
OF THE MIT INTERNATIONAL INDEX TRUST BY AND IN EXCHANGE FOR SERIES I AND SERIES
            II SHARES OF THE JHVST INTERNATIONAL EQUITY INDEX FUND

                                    SUMMARY

   The following is a summary of more complete information appearing later in or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Overview of Proposed Reorganization

   At its meeting held on April 1-2, 2004, the MIT Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of MIT (the "Independent Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for: (a) the transfer of all of the assets, subject to all of the liabilities, of the MIT International Index Trust (the "Acquired Fund") to the JHVST International Equity Index Fund (the "Acquiring Fund") in exchange for Series I and Series II shares of the Acquiring Fund; (b) the distribution to shareholders of the Acquired Fund of such Acquiring Fund shares; and (c) the liquidation and termination of the Acquired Fund (the "Reorganization").

   As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. The Effective Time of the Reorganization is expected to occur after the close of business on June 18, 2004 or on such later date as may be determined by MIT and JHVST.

   The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization--Agreement and Plan of Reorganization."

Comparison of Acquired and Acquiring Funds

                       MIT International Index Trust          JHVST International Equity Index Fund
                              (Acquired Fund)                           (Acquiring Fund)
                       -----------------------------          -------------------------------------
Business        A separate series of MIT.                   A separate series of JHVST.

Approximate     $99,376,000.*                               $159,036,000.
Net Assets
as of 12/31/03: *Includes "seed capital" that was withdrawn
                in February and April 2004. See
                "Capitalization" below.

Investment      Manufacturers Securities Services, LLC      John Hancock Life Insurance Company
Adviser:        ("MSS").                                    ("JHLICO").

Investment      MFC Global Investment Management            SSgA Funds Management, Inc. ("SSgA").
Subadviser and  (U.S.A.) Limited ("MFC Global"). MFC        SSgA became the subadviser to the
Portfolio       Global is an affiliate of MSS and JHLICO.   Acquiring Fund effective March 29, 2004.
Managers:

                The portfolio managers are:                 The SsgA portfolio management is overseen
                                                            by:
                Carson Jen (since January 2003)             James Francis, CFA (since March 2004)
                --Assistant Vice President of MFC Global    --Principal of SSgA

                    MIT International Index Trust             JHVST International Equity Index Fund
                           (Acquired Fund)                              (Acquiring Fund)
                    -----------------------------             -------------------------------------
            --Joined MFC Global in 1997                   --Joined SSgA in 1987
            Narayan Ramani, CFA (since                    Jeffery Beach (since March 2004)
            November 2003)                                --Principal of SSgA
            --Joined MFC Global in 1998                   --Joined SSgA in 1986

Investment  Seeks to approximate the aggregate total      Seeks to track the performance of a broad-
Objective:  return of a foreign equity market index. The  based equity index of foreign companies in
            index that the Acquired Fund uses for this    developed and, to a lesser extent, emerging
            purpose is the Morgan Stanley Capital         markets. The index that the Acquiring Fund
            International Europe Australia, Far East      uses for this purpose is the Morgan Stanley
            ("MSCI EAFE") Index. The MSCI EAFE            Capital International All Country World
            Index is a well-known unmanaged               Excluding U.S. ("MSCI ACWI ex US")
            international stock index that includes       Index. The MSCI ACWI ex US Index is a
            companies representative of the market        well-known unmanaged international stock
            structure of developed countries in Europe    index that includes companies in a broad
            and the Pacific Region. The different         range of developed countries (excluding the
            countries that comprise the MSCI EAFE         U.S.) and (to a lesser extent) emerging
            Index are represented in the index            market countries. The different countries that
            approximately in proportion to their          comprise the MSCI ACWI ex US Index are
            respective market capitalizations.            represented in the index approximately in
                                                          proportion to their respective market
                                                          capitalizations.

Principal   Invests under normal market conditions at     Normally invests more than 80% of its assets
Investment  least 80% of its net assets (plus any         in securities listed in the MSCI ACWI ex US
Strategy:   borrowings for investment purposes) in (a)    Index. Prior to November 1, 2003, the Fund
            securities included in the MSCI EAFE Index    normally invested more than 80% of its assets
            and (b) securities (which may or may not be   in securities listed in the Morgan Stanley
            included in the MSCI EAFE Index) that the     Capital International Europe, Australia, Far
            subadviser believes as a group will behave in East Gross Domestic Product ("MSCI EAFE
            a manner similar to the index.                GDP") Index, and was managed relative to a
                                                          composite of 90% MSCI EAFE GDP Index
                                                          and 10% Morgan Stanley Capital International
                                                          Emerging Markets Free ("MSCI EMF")
                                                          Index. The MSCI EAFE GDP Index is a well-
                                                          known unmanaged stock index that includes
                                                          companies representative of the developed
                                                          countries in Europe and the Pacific region.
                                                          The different countries that comprise the
                                                          MSCI EAFE GDP Index are represented in the
                                                          index approximately in proportion to their
                                                          respective gross domestic products. The MSCI
                                                          EMF index is a well-known unmanaged stock
                                                          index that includes companies representative
                                                          of emerging or developing markets.

Other       The subadviser attempts to match the          The Fund is managed relative to the MSCI
Investment  performance of the MSCI EAFE Index by         ACWI ex US Index. The subadviser employs
Strategies: holding all or a representative sample of the a passive management strategy by normally

                            MIT International Index Trust               JHVST International Equity Index Fund
                                   (Acquired Fund)                                (Acquiring Fund)
                            -----------------------------               -------------------------------------
                  securities that comprise the index or by          investing in all stocks in the MSCI ACWI ex
                  holding securities (which may or may not be       US Index. The manager normally invests in
                  included in the index) that the subadviser        each stock in approximately the same
                  believes as a group will behave in a manner       proportion as represented in the index. The
                  similar to the index.                             manager seeks to replicate, as closely as
                                                                    possible, the aggregate characteristics and
                                                                    country diversification of the index. The
                                                                    composition of the index changes from time
                                                                    to time, and the subadviser reflects those
                                                                    changes as soon as practical.

Hedging and       The Fund is authorized to invest in futures       The Fund is normally fully invested. The
Other Strategies: contracts. The Fund's general pratice,            subadviser may invest in stock index
                  however, has been to use futures contracts        derivatives to maintain market exposure and
                  solely to maintain market exposure and            manage cash flow. Although the Fund may
                  manage cash flows.                                employ foreign currency hedging techniques,
                                                                    it normally maintains the currency exposure
                                                                    of the underlying equity investments. The
                                                                    Fund's general practice has been to use
                                                                    derivative instruments solely to maintain
                                                                    market exposure and manage cash flows.

Other             Securities of foreign issuers in which the        The Fund may invest in other types of
Securities:       Fund may invest include American                  securities that are not primary investment
                  Depositary Receipts (ADRs), Global                vehicles, for example: ADRs, GDRs, EDRs,
                  Depositary Receipts (GDRs) and European           certain Exchange Traded Funds (EFTs), cash
                  Depositary Receipts (EDRs). Depositary            equivalents and certain derivatives such as
                  receipts are certificates, typically issued by a  stock index futures.
                  bank or trust company, that give their holders
                  the right to receive securities issued by a
                  foreign or domestic company.

Temporary         In abnormal market conditions, the Fund may       In abnormal market conditions, the Fund may
Defensive         invest all or a portion of its assets in cash and take temporary defensive measures--such as
Investing:        securities that are highly liquid, including (a)  holding large amounts of cash and cash
                  money market instruments such as short-term       equivalents--that are inconsistent with the
                  U.S. government obligations, commercial           Fund's primary investment strategy. In taking
                  paper and repurchase agreements; and (b)          those measures, the Fund may not achieve its
                  securities of other investment companies that     investment goal.
                  are money market funds. To the extent the
                  Fund is in a defensive position, its ability to
                  achieve its investment objective will be
                  limited.

Distribution      The distributor for both the shares of the Acquired Fund and the Series I and Series II shares of the Acquiring Fund is Manufacturers Financial Securities, LLC. The proposed
                  Reorganization will not result in any material change in the services provided with respect to the distribution of such shares.

Important Considerations

   The investment objectives, policies and risks of the Acquired and Acquiring Funds are substantially similar. Both Funds are index funds, which seek to mirror the performance of their target indices, and both Funds are international index funds which invest principally in foreign equity securities. The two Funds differ in that they have different target indices. The MSCI EAFE Index, which is the target index for the Acquired Fund, includes companies in the developed Europe and Pacific Regions, while the broader target index for the Acquiring Fund, the MSCI ACWI ex US Index, includes primarily companies in a broad range of developed countries and, to a lesser extent, emerging market countries. In addition, while the Acquiring Fund will normally invest substantially all of its assets in companies which are included in its target index, the Acquired Fund, with respect to some portion of its assets, may invest in companies which are not included in its target index but which its subadviser believes as a group will behave in a manner similar to that index. In other words, the Acquired Fund may seek to approximate the aggregate total return of its target index in part through investments in companies that are not included in that index.

   The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are more fully described in, respectively, the MIT Prospectus and the JHVST Prospectus, which are incorporated herein by reference. See "Additional Information About the Funds" below.

   No gain or loss will be recognized by the Acquired Fund or the Acquiring Fund, or by shareholders of the Acquired Fund, for federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information about the Reorganization--Federal Income Tax Consequences," below.

   The Reorganization will not result in any material change in procedures for the purchase and redemption of shares of the Funds or in rights under contracts, and related procedures, regarding transfers of contract values.

Comparison of Principal Investment Risks

   In deciding whether to approve the Reorganization, you should consider the amount and character of investment risk involved in the respective investment objective and strategies of the Acquiring and Acquired Funds. Since both Funds are international index funds, they have substantially similar risks. These are described below, with certain differences noted.

                   MIT International Index Trust                 JHVST International Equity Index Fund
                          (Acquired Fund)                                  (Acquiring Fund)
                      -----------------------------                -------------------------------------
Risks of     The Funds invest in foreign securities, which pose special risks due to: limited government
Investing in regulation (including less stringent investor protection and disclosure standards), lack of public
Foreign      information, exposure to possible economic, political and social instability,foreign currency
Securities   rate fluctuations, and possible nationalization of a company's assets. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks, and there may be problems, such as delays, associated with the settlement of securities transactions. All foreign securities have some degree of foreign risk. However, to the extent the
             Funds invest in emerging market countries, they will have a significantly higher degree of foreign risk than if they invested exclusively in developed or newly-industrialized countries.

             The Fund's target index includes companies      The Fund's target index includes companies
             representative of the market structure of       in a broad range of developed countries
             developed countries in the Europe and           (excluding the U.S.) and, to a lesser extent,
             Pacific Regions.                                emerging markets. Because emerging
                                                             markets are included, the Fund may have
                                                             greater exposure to the risks of investing in
                                                             such markets.

                   MIT International Index Trust                  JHVST International Equity Index Fund
                          (Acquired Fund)                                   (Acquiring Fund)
                     -----------------------------                 -------------------------------------

Index      The Funds generally will reflect the performance of their target indices, even when the target
Management indices do not perform well. In addition, fund transaction expenses, and the size and timing of
Risk       cash flows, may result in performance being different than that of the target index.

           The subadviser's selection of securities both     The subadviser's selection of securities may
           inside and outside the target index may cause     not be fully representative of the Fund's target
           the Fund's portfolio to track its target index    index from time to time, particularly when the
           less closely.                                     composition of the index changes.

Stock      The value of the Funds' portfolio securities may go down in response to overall stock or bond
Market     market movements. Markets tend to move in cycles, with periods of rising prices and periods of
Risk:      falling prices. The value of equity securities purchased by the Funds could decline if the financial condition of the companies the Funds invest in decline or if overall market and economic conditions deteriorate.

Index      The subadvisers and their strategies may fail to produce the intended results. Each Fund could
Subadviser underperform its peers or lose money if its subadviser's investment strategy does not perform as
Risk:      expected.

           The subadviser may be incorrect in selecting for investment companies that are not included in but that the subadviser believes as a group will behave in a manner similar to the target index.

Other      Each Fund may use certain types of derivative instruments that can produce disproportionate
Risks:     gains or losses. Both the Acquired Fund and the Acquiring Fund can and do use financial futures contracts (including stock index futures) to maintain market exposure and to manage cash flow.
           The Acquiring Fund may also purchase or sell additional types of derivatives that the Acquired
           Fund would not use, such as options and swaps, as part of its foreign currency hedging techniques. In practice, however, the Acquiring Fund is not expected to exercise this authority in any manner that would expose the Acquiring Fund to materially greater risk from derivatives than that to which the Acquired Fund might be exposed.

           Derivatives are generally considered more risky than direct investments and, in a down market, derivatives could become harder to value or sell at a fair price.

   The risks of investing in the Acquiring Fund are more fully described in the JHVST Prospectus and the Statement of Additional Information, which are incorporated herein by reference. The risks of investing in the Acquired Fund are more fully described in the MIT Prospectus, which is also incorporated herein by reference. See "Additional Information About the Funds," below.

Fees and Expenses of the Funds

   The table which follows sets forth: (i) the ratios of expenses to average net assets of the Series I and Series II shares of the Acquired Fund for the year ended December 31, 2003, (ii) the estimated expenses for the current year of the Series I and Series II shares of the Acquiring Fund, which were first offered on May 1, 2004, and (iii) the pro forma expense ratios of the Series I and Series II shares of the Acquiring Fund assuming that the Reorganization, including the issuance of Series I and Series II shares in connection therewith, had occurred at the commencement of the year ended December 31, 2003, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. As shown below, giving effect to the voluntary expense reimbursement described in note A to the table, the expense ratios of the Acquiring Fund are expected to be 0.02% higher than those of the Acquired Fund. Accordingly, shareholder approval of the Reorganization is expected to result in somewhat higher expenses for shareholders after the Reorganization. The expense ratios below and the expense examples which follow do not reflect the fees and expenses of any variable contract that may use MIT or JHVST as its underlying investment medium. If such fees and expenses were reflected, the expense ratios and shareholder expenses figures would be higher.

                                                      Annual Fund Operating Expenses
                                               (As a Percentage of Average Daily Net Assets)
                                     --------------------------------------------------------------
                                                            JHVST International   JHVST International
                                                             Equity Index Fund     Equity Index Fund
                                       MIT International     (Acquiring Fund)      (Acquiring Fund)
                                          Index Trust       (Estimated Expenses        Pro Forma
                                        (Acquired Fund)    for the Current Year) (Assuming Reorganization)
                                     -----------------     -----------------     ------------------
                                     Series I   Series II  Series I   Series II  Series I     Series II
                                     --------   ---------  --------   ---------  --------     ---------
Management Fee......................   0.40%      0.40%      0.17%      0.17%      0.16%        0.16%
Distribution and Service (12b-1) Fee   0.15%      0.35%      0.40%      0.60%      0.40%        0.60%
Other Expenses......................   0.07%/A/   0.07%/A/   0.05%/B/   0.05%/B/   0.06%/C/     0.06%/C/
                                       ----       ----       ----       ----       ----         ----
Total Fund Annual Expenses..........   0.62%/A/   0.82%/A/   0.62%      0.82%      0.62%        0.82%

--------
/A/ MSS has voluntarily agreed to pay expenses of the Acquired Fund (excluding management fees and 12b-1 fees) that exceed 0.05%. If such expense reimbursement were reflected in the table, "Other Expenses" for both Series I shares and Series II shares would be 0.05%, and "Total Fund Annual Expenses" for Series I shares and Series II shares would be, respectively, 0.60% and 0.80%. This expense reimbursement may be terminated by MSS at any time.
/B/ Other Expenses are based on estimated amounts for the current year. These estimated expenses reflect (i) the discontinuance of JHLICO's agreement to reimburse the Acquiring Fund for "other expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (ii) a reduction amounting to 0.20% in the custodial fees of the Acquiring Fund that became effective April 1, 2004.
/C/ Other Expenses reflect the discontinuance of JHLICO's expense reimbursement and the reduction in custodial fees described in note/B/.

   Examples: The following examples are intended to help shareholders compare the costs of investing in the Series I and Series II shares of the Acquired and Acquiring Funds. The example assumes that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above.

                                     JHVST International     JHVST International
                                     Equity Index Fund       Equity Index Fund
                  MIT International   (Acquiring Fund)        (Acquiring Fund)
                     Index Trust     (Estimated Expenses for     Pro Forma
                   (Acquired Fund)   the Current Year)       (Assuming Reorganization)
                  ------------------ ----------------------- -------------------------
                  Series I Series II Series I    Series II   Series I     Series II
                  -------- --------- --------    ---------   --------     ---------
      One Year...   $ 63    $   84     $ 63       $   84       $ 63        $   84
      Three Years   $199    $  262     $199       $  262       $199        $  262
      Five Years.   $346    $  455     $346       $  455       $346        $  455
      Ten Years..   $774    $1,014     $774       $1,014       $774        $1,014

   The examples assumes reinvestment of all dividends and distributions. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Acquiring Fund had the Reorganization been consummated when assumed above, or that the pro forma expense ratios reflect the actual expense ratios that will be incurred by the Acquiring Fund if the Reorganization is consummated. The purpose of these tables is to assist shareholders in understanding the expenses an investor in the Funds will bear.

Investment Management Fees

    Investment management fees as a percentage of average daily net assets.

   MIT International Index Trust
   (Acquired Fund)...................... 0.40% on all assets.

   JHVST International Equity Index Fund
   (Acquiring Fund)..................... 0.18% on the first $100 million;
                                         0.15% on the next $ 100 million; and
                                         0.11% on excess over $200 million.

   MFC Global Investment Management (U.S.A.) Limited ("MFC Global") serves as the subadviser to the Acquired Fund and is responsible for managing the investment and reinvestment of the assets of the Acquired Fund. MFC Global formulates a continuous investment program for the Acquired Fund consistent with its investment objective and policies and implements the program by purchases and sales of securities. As compensation for its services, MFC Global receives a fee from MSS stated as an annual percentage of the current value of the net assets of the Acquired Fund. This fee is paid by MSS out of the management fee it receives for the Acquired Fund and is not an additional charge to the Acquired Fund. MFC Global is an indirect, wholly-owned subsidiary of MFC.

   SSgA Funds Management, Inc. ("SSgA") serves as the subadviser to the Acquiring Fund and has primary responsibility for making investment decisions for the Acquiring Fund's investment portfolios and placing orders with brokers and dealers to implement those decisions. SSgA receives compensation for these services from JHLICO, and the Acquiring Fund pays no sub-management fees over and above the management fees it pays to JHLICO. SSgA succeeded Independence Investments LLC as subadviser to the Acquiring Fund effective March 29, 2004. SSgA is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding corporation.

Performance
   The following table sets forth, for the one-year period ended December 31, 2003 and the other periods indicated: (i) the annualized total return of the Series I and Series II shares of the Acquired Fund; (ii) the annualized total return of the NAV shares of the Acquiring Fund; and (iii) the pro forma annualized return for Series I and Series II shares of the Acquiring Fund, assuming that the Acquiring Fund, which commenced offering Series I and Series II on May 1, 2004 and will issue such shares in connection with the Reorganization, had shares of such classes outstanding during 2003 and the other periods indicated with the same fee arrangements that will be in place upon the consummation of the Reorganization. The performance information in the table does not reflect fees and expenses of any variable contract which may use MIT or JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The performance of each of the Funds in relation to its target index or indices is further discussed below in, respectively, Appendices A and B ("The Acquired Fund/The Acquiring Fund:
Management's Discussion of Fund Performance") to this Proxy Statement/
Prospectus.

                                                                   Life     Date
                                                One   Five   Ten    of      First
Fund/A/                                         Year  Years Years  Fund   Available
------                                         -----  ----- ----- -----   ---------
MIT International Index Trust
   (Acquired Fund)--Series I.................. 32.18%   NA    NA  (7.00)% 5/01/2000
               --Series II/B C/............... 32.12%   NA    NA   7.25%  1/28/2002
JHVST International Equity Index Fund/D/
   (Acquiring Fund)--NAV...................... 41.99% 0.74% 2.80%  5.58%  5/02/1988
   (Pro forma)--Series I...................... 41.59% 0.34% 2.40%  5.18%  5/01/2004
   (Pro forma)--Series II/C/.................. 41.39% 0.14% 2.20%  4.98%  5/01/2004

--------
/A/ Total Return shown would have been lower had operating expenses not been reduced by expense reimbursement arrangements between each Fund and its investment advisor,
/B/ Series II shares of the Acquired Fund were first offered January 28, 2002. /C/ For both the Acquired and Acquiring Funds, Series II performance will be lower than Series I performance due to a higher 12b-1 fee.
/D/ From May 1998 through March 28, 2004, the subadviser to the Acquiring Fund was Independence Investment LLC. On November 1, 2003, the Acquiring Fund's benchmark was changed from a composite of 90% MSCI EAFE GDP Index, a primarily gross domestic product-weighted index, and 10% MSCI EMF Index, to a market capitalization-weighted index, the Morgan Stanley Capital International All Country World Free Excluding U.S. Index. Subsequently, the latter index's name was changed to the Morgan Stanley Capital International All Country Excluding U.S. ("MSCI ACWI ex US") Index.

Multiple Classes of Shares

   MIT is authorized to issue three classes of shares for the Acquired Fund and the other MIT Funds: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares. Series I, Series II and Series III shares are the same except for differences in class expenses, including different Rule 12b-1 fees.See "Rule 12b-1 Fees" below. The Acquired Fund currently has outstanding only Series I and Series II shares.

   JHVST is authorized to issue three classes of shares for the Acquiring Fund:
NAV shares, Series I shares and Series II shares. NAV shares, Series I shares and Series II shares are the same except for differences in class expenses, including 12b-1 fees for the Series I and Series II shares. See "Rule 12b-1 Fees" below. The Acquiring Fund commenced offering I and Series II shares on
May 1, 2004 and will issue shares of such in connection with the Reorganization.

   All shares of each of the Acquired Fund and the Acquiring Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Fees

   Each of MIT and JHVST has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for the Series I and Series II shares of, respectively, the Acquired Fund and the Acquiring Fund. As described below, the Rule 12b-1 fees for the Acquiring Fund are higher than those for the Acquired Fund. Accordingly, if shareholders of the Acquired Fund approve the Reorganization, they will incur higher 12b-1 fees following the Reorganization.

   With respect to the Acquired Fund: Series I shares are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets, and Series II shares are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets.

   With respect to the Acquiring Fund: Series I shares are subject to a Rule 12b-1 fee of up to .40% of Series I share average daily net assets, and Series II shares are subject to a Rule 12b-1 fee of up to .60% of Series II share average daily net assets.

   Under both the MIT and JHVST 12b-1 Plans, the Rule 12b-1 fees are paid to Manufacturers Financial Securities, LLC (the "Distributor"), which serves as the distributor both of shares of the MIT Funds, including the Acquired Fund, and of the Series I and Series II shares of the Acquiring Fund. To the extent consistent with applicable laws, regulations and rules, the Distributor may, under both 12b-1 Plans, use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of variable contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments relating to Series I and Series II shares of the Acquired Fund and the Acquiring Fund are made to insurance companies affiliated with MSS and the Distributor. However, payments may be made to unaffiliated insurance companies in the future.

   The JHVST 12b-1 Plan provides that if only part of any of the above-listed activities or expenses (or of any other expenses or activities) is intended to result in sales of (or services to) a class of the Acquiring Fund's shares, the Distributor may make a reasonable apportionment thereof, so as to apply Rule 12b-1 fees borne by that class to the portion of such activities or expenses that pertains to the distribution of (or services to) that class.

   Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

   The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are substantially similar. MIT and JHVST declare as dividends substantially all of the net investment income, if any, of, the respective Funds. Dividends from the net investment income and the net capital gain, if any, for the Acquired Fund are declared by MIT not less frequently than annually and reinvested in additional full and fractional shares of the Acquired Fund at net asset value or paid in cash. JHVST declares and pays dividends monthly and declares capital gains distributions annually. JHVST automatically reinvests such dividends and distributions in additional full and fractional shares of the Acquiring Fund at net asset value.

Purchase and Redemption of Shares

   The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Funds are substantially the same. Series I and Series II shares of both Funds are offered continuously, without sales charge, and are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received from a contract owner. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days. However, both MIT and JHVST may suspend the right of redemption or postpone the date of payment beyond seven days under certain circumstances as permitted by applicable law and regulations.

   Redemptions are normally made in cash, but JHVST reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate separate account of portfolio securities at their value used in determining the redemption price. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

   Calculation of Net Asset Value. The net asset values of the shares of the Acquired and Acquiring Funds are determined once daily as of the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each business day of the Funds. The Exchange generally closes at 4:00 p.m. Eastern Time.

   The net asset value per share of each share class of each Fund is computed by: (i) adding the sum of the value of the portfolio securities held by the Fund, plus any cash or other assets it holds, attributable to the class, (ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

   Securities held by each of the Funds, except money market instruments with remaining maturities of 60 days or less, which are valued on an amortized cost basis, are valued at their market value, if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the MIT Board or its designee, in the case of the Acquired Fund, or by or under the direction of the Board of Trustees of JHVST (sometimes referred to herein as the "JHVST Board") in the case of the Acquiring Fund.

   Generally, with respect to the Acquired Fund, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of regular trading of the Exchange. The values of such securities used in computing the net asset value of the Acquired Fund's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the Exchange and would therefore not be reflected in the computation of the Fund's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the MIT's Board or its designee.

   With respect to the Acquiring Fund, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every Exchange business day and may take place on days which are not business days in New York. JHVST calculates net asset value per share as of the close of regular trading on the Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the

Acquiring Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Acquiring Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the JHVST Board.

Massachusetts Business Trusts

   As stated above, each of MIT and JHVST is a Massachusetts business trust. As such, each is governed by the terms of its Declaration of Trust. Shareholders of MIT and JHVST have substantially similar voting and other rights. Neither MIT nor JHVST is required to hold an annual meeting of shareholders.

   Under Massachusetts law, shareholders of MIT and JHVST could, under certain circumstances, be held personally liable for the obligations of these respective business trusts. However, the Declarations of Trust of MIT and JHVST contain express disclaimers of shareholder liability for acts or obligations of the business trusts and require that notices of such disclaimers be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officers of the business trusts. The Declarations of Trust also provide for indemnification, out of the property of JHVST in the case of JHVST and out of the property of a particular MIT Fund in the case of MIT, for all losses and expenses of any shareholder held personally liable for the obligations of, respectively, JHVST or such MIT Fund. Both MIT and JHVST consider the risk of a shareholder incurring financial loss on account of shareholder liability to be remote.

Additional Information About the Funds

   The following table shows where in the MIT Prospectus and the JHVST Prospectus additional information about, respectively, the Acquired Fund and the Acquiring Fund may be found.

                                               Heading or Caption in Prospectus
                        -------------------------------------------------------------------------------
  Type of Information               MIT Prospectus                         JHVST Prospectus
----------------------- -------------------------------------- ----------------------------------------

Investment Objective    Investment Objective; Investment       Goal and Strategy.
and Policies:           Strategies; Additional Investment
                        Policies; Hedging and Other Strategic
                        Transactions.

Portfolio Management:   Subadviser and Portfolio Managers;     Subadviser; Fund Managers.
                        Advisory Arrangements; Subadvisory
                        Arrangements.

Expenses:               Fees and Expenses for Each Portfolio.  Fees and Expenses of the Fund.

Risks:                  Principal Risks; Risks of Investing in Main Risks.
                        Certain Types of Securities.

Taxes:                  Taxes.                                 Dividends and Taxes.

Dividends and           Dividends.                             Dividends and Taxes.
Distributions:

Purchase and Redemption Purchase and Redemption of Shares.     Investment in Shares of the Funds; Share
of Shares:                                                     Price.

Financial Highlights:   Financial Highlights.                  Financial Highlights.

                     INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

   The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, the acquisition will take place after the close of business on June 18, 2004 or on such later date as may be determined by MIT and JHVST (the "Exchange Date"). The net asset value per share of the Series I and Series II shares of the Acquired Fund and the Acquiring Fund will be determined by dividing each Fund's assets, less liabilities, attributable to each share class, by the total number of outstanding shares of that class. The assets of each Fund will be valued in accordance with the valuation practices of that Fund.

   The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of the shareholder's full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date. As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. The holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, MIT will take all necessary steps under Massachusetts law, its Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.

   The MIT Board has determined that the interests of shareholders of and contract owners whose contract values are invested in shares of the Acquired Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Fund and such shareholders and contract owners. Similarly, the JHVST Board has determined the Reorganization is in the best interests of the Acquiring Fund and of its shareholders and contract owners whose contract values are invested in shares of the Acquiring Fund and that the interests of such shareholders and contract owners will not be diluted as a result of the Reorganization.

   The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Fund entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization by mutual agreement of MIT on behalf of the Acquired Fund and JHVST on behalf of the Acquiring Fund, and by MIT on behalf of the Acquired Fund or JHVST on behalf of the Acquiring Fund in the event of: (i) a breach by the other party or such Fund of any material representation, warranty, covenant or agreement in the Plan to be performed prior to the Effective Time of the Reorganization; (ii) a failure by the other party or such Fund to fulfill a material condition precedent to the obligations of the terminating party which has not been waived by the terminating party; or (iii) a resolution by the MIT Board or the JHVST Board, upon a determination made in good faith, that proceeding with the Plan is not in the best interests of, respectively, the Acquired Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquired Fund or the Acquiring Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquiring Fund. The Plan provides that MIT on behalf of the Acquired Fund and JHVST on behalf of the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the waiving party, except for certain conditions regarding the receipt of regulatory approvals.

   Certain of the existing investment limitations of the Acquired Fund that require shareholder approval for amendment prohibit the Acquired Fund from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Acquired Fund will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

   The expenses of the Reorganization (other than any registration fees payable for the registration of shares of the Acquiring Fund in connection with the Reorganization, which will be payable by the Acquiring Fund) will be borne by the Acquired Fund and the Acquiring Fund in equal shares. See "Voting Information" below.

   If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the MIT Board will consider other possible courses of action. See "Voting Information." The MIT Board, including all the independent trustees, recommends that shareholders approve the plan under proposal 1.

Reasons for the Reorganization

   The principal purpose of the Reorganization is to provide a means by which shareholders of and contract owners participating in the Acquired Fund, in combination with the Acquiring Fund, may pursue substantially similar investment objectives and policies in the context of a larger fund which has shown better prospects for growth and demonstrated stronger performance in tracking its target indices.

   In determining whether to approve the Reorganization and recommend its approval to shareholders, the MIT Board (including the Independent Trustees (with the advice and assistance of independent legal counsel)), made an inquiry into a number of matters and considered the following factors, among others:
(1) the compatibility of the investment objectives, policies and restrictions of the Acquired and Acquiring Funds; (2) the current and historical performance of the Acquired and Acquiring Funds; (3) the advantages to the Acquired Fund of investing in a larger asset pool with potentially greater diversification; (4) the possible benefits of a larger asset base to portfolio management of the Acquiring Fund; (5) expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds (historical and pro forma), as well as of similar funds; (6) the investment experience, expertise and resources of the respective subadvisers to the Acquired and Acquiring Funds;
(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (8) the tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

   In reaching the decision to recommend approval of the Reorganization, the MIT Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as the best interests of its shareholders and participating contract owners, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization. The MIT Board's conclusion was based on a number of factors, including the following:

    1. The investment objective, strategies and risks of the Acquiring Fund are substantially similar to those of the Acquired Fund and will afford shareholders of the Acquired Fund continuity of investment objectives and expectations.

    2. As indicated by its historic performance and ability to attract investors, the Acquiring Fund has better prospects for growth than the Acquired Fund.

    3. The Acquiring Fund has historically out-performed the Acquired Fund in more closely tracking its target indices.

    4. The somewhat higher expense ratios of the Acquiring Fund than the Acquired Fund (giving effect to certain voluntary expense reimbursements) were viewed in light of the competitive level of the advisory fees and the prospects for growth of the Acquiring Fund.

    5. The Reorganization will permit shareholders of the Acquired Fund to pursue their investment goals in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Acquired and Acquiring Funds should enhance the ability of portfolio managers in structuring the portfolio to be representative of the Acquiring Fund's target index.

Description of the Securities to be Issued

   Shareholders of the Acquired Fund will receive Series I or Series II shares of the Acquiring Fund in accordance with the procedures set forth in the Plan as described above. Each such share when issued will be fully paid and non-assessable (except as noted under "Summary--Massachusetts Business Trusts," above) and will have no preemptive, exchange or similar rights. Such shares do not have cumulative voting rights.

   The shares of beneficial interest of JHVST currently are divided into 30 series, each corresponding to one of the JHVST Funds. JHVST has the right to establish additional series and issue additional shares without the consent of its shareholders.

   If the holders of variable contracts show minimal interest in a JHVST Fund, the JHVST Board, by majority vote, may eliminate that Fund or substitute shares of another investment company. Any such action by the JHVST Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable contracts participating in any such Fund will be notified in writing of JHVST's intention to eliminate such Fund and given 30 days to transfer amounts from such Fund to other JHVST Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

   As discussed above, the Acquiring Fund issues three classes of shares: NAV shares, Series I shares and Series II shares. Additional classes may be offered in the future. The Acquiring Fund commenced offering Series I and Series II shares on May 1, 2004 and will issue shares of such classes in connection with the Reorganization. The relative rights and preferences of the three classes are prescribed in, among other things, a plan that JHVST has adopted under Rule 18f-3 (the "Rule 18f-3 Plan") under the 1940 Act.

   Each issued and outstanding share of the Acquiring Fund is entitled to participate equally as provided in the Rule 18f-3 Plan in dividends and distributions declared with respect to the Acquiring Fund and, upon liquidation or dissolution, in the net assets of the Fund remaining after satisfaction of outstanding liabilities.

   Expenses of the Acquiring Fund are borne by NAV, Series I and Series II shares based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for the Acquiring Fund include the 12b-1 fees paid with respect to a class and any other expenses which are properly allocable to a particular class under the terms of the Rule 18f-3 Plan.

Federal Income Tax Consequences

   As a condition to the consummation of the Reorganization, each of MIT and JHVST will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC, tax counsel to MIT in connection with the Reorganization, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

Capitalization

   The following table shows the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2003, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date. As of December 31, 2003, the Acquired Fund had outstanding three classes of shares: Series I, Series II and Series III shares; at the date of this proxy statement and at the time of the Reorganization, it will have outstanding only two classes of shares: Series I and Series II shares. As of December 31, 2003, the Acquiring Fund had outstanding only one class of shares:
NAV shares; it commenced offering Series I and Series II shares on May 1, 2004 and will issue shares of such classes in connection with the Reorganization.

                                        Net Assets       Net Asset      Shares
Fund                                  (000's Omitted) Value Per Share Outstanding
----                                  --------------- --------------- -----------
MIT International Index Trust
(Acquired Fund)
   --Series I shares.................    $ 82,197         $ 9.08       9,056,146
   --Series II shares................      17,176           9.08       1,891,609
   --Series III shares/A/............           3           9.07             374
JHVST International Equity Index Fund
(Acquiring Fund)
   --NAV shares......................     159,036          13.82      11,508,157
   --Series I shares.................          --             --              --
   --Series II shares................          --             --              --
Pro Forma/B/
JHVST International Equity Index Fund
(Acquiring Fund)
   --NAV shares......................     159,036          13.82      11,508,157
   --Series I shares.................      82,197          13.82       5,947,684
   --Series II shares................      17,176          13.82       1,242,867

--------
/A/ The Series III shares were all redeemed prior to the record date for The Special Meeting of Shareholders to vote on the Reorganization.
/B/ The pro-forma figures for net assets and net asset values per share do not reflect expenses of the Reorganization estimated to be $75,000 for each of the Funds; and the pro-forma figures for net assets do not reflect Manulife U.S.A.'s withdrawal, in February and April 2004, of seed capital in the amount of $34,477,450 at December 31, 2003 from the Acquired Fund.

                              VOTING INFORMATION

   Shareholders. MIT sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts, certain entities affiliated with the insurance companies and, with respect to certain MIT Funds, trustees of qualified pension and retirement plans. Only shares of a particular MIT Fund are entitled to vote on matters which affect only the interests of that Fund. As of the Record Date for the Special Meeting of Shareholders, the shares of the Acquired Fund were legally owned by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A") and The Manufacturers Life Insurance Company of New York ("Manulife New York"). Each of Manulife U.S.A. and Manulife New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"). MFC is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

   Manulife U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of Manulife U.S.A. and Manulife New York holds shares of MIT Funds directly and attributable to variable contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

   Shareholder Voting. Manulife U.S.A. and Manulife New York have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the MIT Funds issued to them in proportion to the timely instructions received from contract owners participating in the separate accounts described above which are registered under the 1940 Act. Manulife U.S.A. and Manulife New York, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement/Prospectus to the owners of variable contracts participating in registered separate accounts holding shares of the Acquired Fund to be voted at the Meeting.

   Voting instructions (proxies) may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of MIT at 73 Tremont Street, Boston, Massachusetts 02108, or (ii) signing and returning a new proxy, in each case if received by MIT by June 17, 2004. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of Proposal 1.

   Quorum; Definition of a Majority of Outstanding Voting
Securities. Shareholders of record at the close of business on April 27, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of the Acquired Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting; however, a majority of the outstanding voting securities of the Acquired Fund entitled to vote at the close of business on that date is required to approve the Proposal, except as noted herein. As used in this Proxy Statement/Prospectus, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1)67% or more of the voting securities of MIT or an MIT Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of MIT or an MIT Fund, as applicable, are present in person or by proxy or

(2)more than 50% of the outstanding voting securities of MIT or an MIT Fund, as applicable.

Shareholders are entitled to one vote for each Series I and Series II share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

   In the event the necessary quorum to transact business or the vote required to approve the Reorganization under Proposal 1 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of MIT's (or the relevant MIT Fund's) shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

   Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

   Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Acquired Fund and the Acquiring Fund in equal shares. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of MIT, MIT's investment adviser, MSS, or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested by the Funds to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their out-of-pocket expenses.

   Fund Voting. Series I and Series II shares of the Acquired Fund will vote in the aggregate and not by class on the matters to be presented at the Meeting.

                       OWNERSHIP OF SHARES OF THE FUNDS

   Acquired Fund. As of the Record Date, the Acquired Fund's shares outstanding and eligible to vote and the percentage thereof owned by Manulife U.S.A. and Manulife New York are stated below:

                                                  Percentage Percentage
                                                  of Shares  of Shares
                                       Number of   Held by    held by
                                      Outstanding  Manulife   Manulife
        Acquired Fund                   Shares      U.S.A.    New York
        -------------                 ----------- ---------- ----------
        MIT International Index Trust  8,328,014    94.03%      5.97%

   As of the Record Date, Trustees and officers of MIT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of the Acquired Fund. As of the Record Date, no variable contract owner beneficially owned 5% or more of the outstanding shares of the Acquired Fund.

   Acquiring Fund. As with shares of the MIT Funds, shares of the JHVST Funds are not sold directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts. As of the Record Date, the shares of the Acquiring Fund were legally owned by John Hancock Life Insurance Company ("JHLICO"), a Massachusetts life insurance company having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117, and John Hancock Variable Life Insurance Company ("JHVLICO"), a Massachusetts life insurance company having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117. The percentage ownership of the outstanding shares of the Acquiring Fund as of the Record Date by JHLICO and JHVLICO is stated below:

                                                 Percentage Percentage
                                      Number of  of Shares  of Shares
                                     Outstanding  held by    held by
          Acquiring Fund               Shares      JHLICO    JHVLICO
          --------------             ----------- ---------- ----------
          JHVST International Equity
          Index Fund................ 11,804,916    25.22%     74.78%

   As of the Record Date, no variable contract owner beneficially owned 5% or more of the outstanding shares of the Acquiring Fund, and fewer than 1% of the outstanding shares of the Acquiring Fund were attributable to variable contracts owned by Trustees or officers of JHVST.

                             FINANCIAL STATEMENTS

   The financial highlights of the Acquired Fund for the fiscal year ended December 31, 2003 incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of MIT for the fiscal year ended December 31, 2003 incorporated by reference into the related Statement of Additional Information, have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, LLP, independent accountants.

   The financial highlights of the Acquiring Fund for the fiscal year ended December 31, 2003 incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of JHVST for the fiscal year ended December 31, 2003 incorporated by reference into the related Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors.

   The performance information included in the financial highlights of the Funds does not reflect fees and expenses of any variable insurance contract which may use MIT or JHVST as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                 LEGAL MATTERS

   Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Ronald J. Bocage, Esq., Vice President and Counsel, JHLICO, P.O. Box 111, Boston, Massachusetts 02117. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 39577 Woodward Avenue, Suite 300, Bloomfield Hills, Michigan 48304.

                                 OTHER MATTERS

   The MIT Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

   MIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of MIT must be received by MIT a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                   BY ORDER OF THE BOARD OF TRUSTEES OF MIT

May 18, 2004
Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the Voting Instruction card in the enclosed envelope.

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 28th day of April, 2004, by and between Manufacturers Investment Trust ("MIT"), a Massachusetts business trust with its principal place of business at 73 Tremont Street, Boston, Massachusetts 02108, on behalf of its separate series, the International Index Trust (the "Acquired Fund"), and John Hancock Variable Series Trust I ("JHVST"), a Massachusetts business trust with its principal place of business at John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, on behalf of its separate series, the International Equity Index Fund (the "Acquiring Fund"). The Acquired Fund and the Acquiring Fund are sometimes referred to herein collectively as the "Funds" and individually as a "Fund."

   WHEREAS, the respective Boards of Trustees of MIT and JHVST have determined that the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of that Board's respective Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Fund, and that the interests of existing shareholders and contract owners participating in such Fund would not be diluted as a result of this transaction;

   WHEREAS, MIT and JHVST intend to provide for the reorganization of the Acquired Fund (the "Reorganization") through the acquisition by the Acquiring Fund of all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I and Series II shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares;

   NOW, THEREFORE, in consideration of the mutual promises herein contained, MIT and JHVST agree as follows:

1. Transfer of Assets of the Acquired Fund in Exchange for the Acquiring Fund Shares and Liquidation of the Acquired Fund

      (a) Plan of Reorganization.

          (i) As of the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), MIT, on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquired Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHVST, on behalf of the Acquiring Fund, will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I and Series II shares of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I and Series II shares of capital stock (if any) of the Acquired Fund ("Acquired Fund Shares") held in the treasury of MIT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired
       Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund, subject to the control and direction of each Fund and its Board and in accordance with the usual pricing and valuation procedures of the respective Funds. The parties agree to communicate with one another sufficiently in advance concerning the nature and manner of valuation of all their respective assets and liabilities that any material differences in the value ascribed by each Fund to any assets or liabilities that the Acquiring Fund would assume in the Reorganization can be reconciled prior to the Exchange Date. The parties agree to attempt in good faith to reconcile any such material differences. In the absence of such reconciliation, the determination of the Custodian shall be conclusive and binding on all parties in interest.

          (ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund shareholders") as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I and Series II shares of the Acquired Fund will receive, respectively, Series I and Series II shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          (iii) As soon as practicable after the Effective Time of the Reorganization, MIT shall take all the necessary steps under Massachusetts law, its Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund. Any reporting of the Acquired Fund, including but not limited to the responsibility for filing of reports with the Securities and Exchange Commission (the "Commission"), other regulatory reports and tax returns, is and shall remain the responsibility of MIT.

      (b) Exchange Date and Effective Time of the Reorganization.

          (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Acquired Fund Shares at which this Plan will be considered, (B) immediately after the close of business on June 18, 2004 and (C) such later day as MIT and JHVST may determine.

          (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

          (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          (iv) On the Exchange Date, portfolio securities of the Acquired Fund that are not held in book-entry form shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof; portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian's recording the transfer of beneficial ownership thereof on its records; and cash delivered shall be in the form of currency or by the Custodian's crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

      (c) Valuation.

          (i) The net asset value per share of the Series I and Series II shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I and Series II shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I and Series II shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHVST's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than four decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in MIT's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

          (ii) The number of Series I and Series II shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund's assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per shares of the Series I and Series II shares of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

          (iii) All computations of value shall be made by the Custodian in the manner set forth in paragraphs (a)(i) and (c)(i) above.

2. Representations and Warranties of JHVST on Behalf of the Acquiring Fund

   JHVST on behalf of the Acquiring Fund represents and warrants as follows:

      (a) Organization, Existence, etc. JHVST is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVST has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

      (b) Registration as Investment Company. JHVST is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Current Offering Documents. The current prospectus of JHVST dated May 1, 2003 and the current statement of additional information of JHVST dated May 1, 2003, each as supplemented or amended and as may be further supplemented or amended, included in JHVST's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Capitalization. JHVST has an unlimited number of authorized shares of beneficial interest of which as of April 27, 2004 there were outstanding the following numbers of shares of the Acquiring Fund: 11,804,916 NAV shares. All of the outstanding shares of JHVST have been duly authorized and are validly issued, fully paid and non-assessable (recognizing that under Massachusetts law, shareholders of a JHVST series could, under certain circumstances, be held personally liable for the obligations of JHVST). Because JHVST is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and any applicable state securities laws.

      (e) Financial Statements. The financial statements of JHVST for the fiscal year ended December 31, 2003, which have been audited by Ernst & Young LLP, fairly present the financial position of the Acquiring Fund as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

      (f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in JHVST's prospectus and recognizing that under Massachusetts law, shareholders of a JHVST series could, under certain circumstances, be held personally liable for the obligations of such series).

      (g) Authority Relative to this Plan. JHVST, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHVST's Board of Trustees and no other proceedings by JHVST other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVST is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

      (h) Liabilities. There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in JHVST's Financial Statements with respect to the Acquiring Fund and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to and accepted by MIT with respect to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

      (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

      (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVST, threatened which would adversely affect JHVST or the Acquiring Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against JHVST or the Acquiring Fund and, to the knowledge of JHVST, there are no regulatory investigations of JHVST or the Acquiring Fund, pending or threatened, other than routine inspections and audits.

      (k) Contracts. No default exists under any material contract or other commitment to which JHVST, on behalf of the Acquiring Fund, is subject.

      (l) Taxes. All federal and other income tax returns of JHVST with respect to the Acquiring Fund required to be filed by JHVST with respect to the Acquiring Fund have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVST, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by JHVST with respect to the Acquiring Fund have been paid so far as due. JHVST and the Acquiring Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Fund relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

      (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by JHVST of the Reorganization, except such as have been obtained as of the date hereof.

      (n) At the time the Registration Statement becomes effective, the Registration Statement, except as to information relating to the Acquired Fund that is provided or approved by MIT pursuant to Section 5(c) hereof, (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by JHVST, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of MIT on Behalf of the Acquired Fund

   MIT on behalf of the Acquired Fund represents and warrants as follows:

      (a) Organization, Existence, etc. MIT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and MIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

      (b) Registration as Investment Company. MIT is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Current Offering Documents. The current prospectus of MIT dated May 1, 2003 and the current statement of additional information of MIT dated May 1, 2003, each as supplemented or amended and as may be further supplemented or amended, included in MIT's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Capitalization. MIT has an unlimited number of authorized shares of beneficial interest of which as of April 27, 2004 there were outstanding the following numbers of shares of the Acquired Fund : 6,081,524 Series I shares and 2,246,490 Series II shares, and no shares of such Fund were held in the treasury of MIT. All of the outstanding shares of MIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in MIT's prospectus and recognizing that under Massachusetts law, shareholders of an MIT series could, under certain circumstances, be held personally liable for the obligations of such MIT series). Because MIT is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held in book-entry form by shareholders of record of the Acquired Fund as set forth on the books and records of MIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund Shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of MIT). All of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and any applicable state securities laws.

      (e) Financial Statements. The financial statements of MIT for the fiscal year ended December 31, 2003, which have been audited by PriceWaterhouseCoopers LLP, fairly present the financial position of the Acquired Fund as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

      (f) Authority Relative to this Plan. MIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by MIT's Board of Trustees and no other proceedings by MIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. MIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

      (g) Liabilities. There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in MIT's Financial Statements with respect to the Acquired Fund and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to and accepted by JHVST with respect to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

      (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

      (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of MIT, threatened which would adversely affect MIT or the Acquired Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against MIT or the Acquired Fund and, to the knowledge of MIT, there are no regulatory investigations of MIT or the Acquired Fund, pending or threatened, other than routine inspections and audits.

      (j) Contracts. MIT, on behalf of the Acquired Fund, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to MIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

      (k) Taxes. All federal and other income tax returns of MIT with respect to the Acquired Fund required to be filed by MIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2003, and all taxes payable pursuant to such returns have been paid. To the knowledge of MIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by MIT with respect to the Acquired Fund have been paid so far as due. MIT and the Acquired Fund currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Fund relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

      (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by MIT of the Reorganization, except such as have been obtained as of the date hereof.

      (m) At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHVST, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished or approved by MIT for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in
   Section 5(c).

4. Covenants of JHVST on Behalf of the Acquiring Fund

   JHVST on behalf of the Acquiring Fund covenants to the following:

      (a) Registration Statement. On behalf of the Acquiring Fund, JHVST shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in
   Section 5(a) herein.

      (b) Cooperation in Effecting Reorganization. JHVST agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. JHVST shall furnish such data and information relating to the Acquiring Fund as shall be reasonably requested for inclusion in the information to be furnished to the Acquired Fund shareholders in connection with the meeting of the Acquired Funds' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

      (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHVST with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. Covenants of MIT on Behalf of the Acquired Fund

   MIT on behalf of the Acquired Fund covenants to the following:

      (a) Meeting of the Acquired Fund's Shareholders. MIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

      (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on MIT's books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide MIT, for the benefit of the Acquiring Fund, with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVST, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, MIT will prepare and deliver, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund, prepared in accordance with GAAP (the "Schedule"), which Schedule shall be certified by the principal accounting officer of the Acquired Fund. All securities to be listed in the Schedule as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule and as accepted by JHVST, and, except as so indicated and accepted, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated and accepted, all such securities are or will be readily marketable.

      (c) Registration Statement. In connection with the preparation of the Registration Statement, MIT will cooperate with JHVST and will furnish to JHVST the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information).

      (d) Cooperation in Effecting Reorganization. MIT agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

      (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, MIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

      (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, MIT on behalf of the Acquired Fund, shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code. Such statement will be certified by the principal accounting officer of the Acquired Fund.

6. Conditions Precedent to Obligations of MIT on Behalf of the Acquired Fund

   The obligations of MIT on behalf the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

      (a) Approval by the Acquired Fund's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter ("Acquired Fund Shareholder Approval").

      (b) Covenants, Warranties and Representations. JHVST shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2003.

      (c) JHVST on behalf of the Acquiring Fund shall have delivered to MIT on behalf of the Acquired Fund a certificate executed in its name by JHVST's principal accounting officer, in form and substance satisfactory to MIT on behalf of the Acquired Fund and dated as of the Exchange Date, to the effect that the representations and warranties of JHVST on behalf of the Acquiring Fund made in the Plan are true and correct at and as of the Exchange Date, except as may be affected by the transactions contemplated by the Plan.

      (d) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

      (e) Tax Opinion. MIT shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to MIT and JHVST, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Fund and the Acquiring Fund. For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as, respectively, the President or Treasurer of MIT and the President or Treasurer of JHVST, will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the corresponding Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

7. Conditions Precedent to Obligations of JHVST on Behalf of the Acquiring Fund

   The obligations of JHVST on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

      (a) Approval by the Acquired Fund's Shareholders. The Acquired Fund Shareholder Approval shall have been obtained.

      (b) Covenants, Warranties and Representations. MIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2003.

      (c) MIT on behalf of the Acquired Fund shall have delivered to JHVST on behalf of the Acquiring Fund a certificate executed in its name by MIT's principal accounting officer, in form and substance satisfactory to JHVST on behalf of the Acquiring Fund and dated as of the Exchange Date, to the effect that the representations and warranties of MIT on behalf of the Acquired Fund made in the Plan are true and correct at and as of the Exchange Date, except as may be affected by the transactions contemplated by the Plan.

      (d) Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by the investment adviser (or, at the discretion of such investment adviser, by the subadviser) for the Acquiring Fund as consistent with its investment policies.

      (e) Regulatory Approval. The Regulatory Approvals shall have been obtained.

      (e) Distribution of Income and Gains. MIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code (determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Exchange Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Exchange Date, and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

      (f) Tax Opinion. JHVST shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to MIT and JHVST, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Fund and the Acquiring Fund. For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as, respectively, the President or Treasurer of MIT and the President or Treasurer of JHVST, will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the corresponding Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

8. Amendments; Terminations; No Survival of Covenants, Warranties and Representations

      (a) Amendments. MIT and JHVST may, by an instrument in writing authorized by their respective Boards of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof.

      (b) Waivers. At any time prior to the Effective Time of the Reorganization, each of MIT, on behalf of the Acquired Fund, and JHVST, on behalf of the Acquiring Fund, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it and such Fund contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit and the benefit of such Fund contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

      (c) Termination. This Plan may be terminated by the mutual agreement of MIT on behalf of the Acquired Fund and JHVST on behalf of the Acquiring Fund at any time prior to the Effective Time of the Reorganization. In addition, either party may at its option, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, terminate this Plan:

          (i) because of a breach by the other of any material representation, warranty, covenant or agreement contained herein or to be performed prior to the Effective Time of the Reorganization;

          (ii) because of a material condition herein expressed to be precedent to the obligations of the terminating party which has not been fulfilled and has not been waived by the terminating party;

          (iii) by resolution of the Board of Trustees of MIT if it should determine in good faith that proceeding with this Plan is not in the best interests of the Acquired Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquired Fund; or

          (iv) by resolution of the Board of Trustees of JHVST if it should determine in good faith that proceeding with this Plan is not in the best interests of the Acquiring Fund, its shareholders and contract owners whose contracts are funded by shares of the Acquiring Fund.

      (d) Unless MIT on behalf of the Acquired Fund and JHVST on behalf of the Acquiring Fund shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on September 1, 2004 if the Effective Time of the Reorganization is not on or prior to such date.

      (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. Expenses

   The expenses of the Reorganization will be borne by the Acquired Fund and the Acquiring Fund, with each Fund bearing one-half of the total expenses. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than any registration fees payable to the Commission in respect of the registration of the Acquiring Fund Shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. Reliance

   All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by MIT on behalf of the Acquired Fund and JHVST on behalf of the Acquiring Fund notwithstanding any investigation made by such party or on its behalf.

11. Headings; Counterparts; Governing Law; Assignment

      (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

      (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      (d) This Plan shall bind and inure to the benefit of MIT, the Acquired Fund, JHVST and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

      (e) All persons dealing with MIT or JHVST must look solely to the property of MIT or JHVST, respectively, for the enforcement of any claims against MIT or JHVST, as none of the Trustees, officers, agents or shareholders of MIT or JHVST assumes any personal liability for obligations entered into on behalf of MIT or JHVST, respectively. No series of MIT or JHVST shall be liable for claims against, respectively, any other series of MIT or JHVST.

   IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                           MANUFACTURERS INVESTMENT TRUST on
                                             behalf of the Acquired Fund

                                           BY:    /s/ James D. Gallagher
                                                  -----------------------------
                                           Name:       James D. Gallagher
                                           Title:           President

                                           JOHN HANCOCK VARIABLE SERIES TRUST
                                             I on behalf of the Acquiring Fund

                                           BY:    /s/ Michele G. Van Leer
                                                  -----------------------------
                                           Name:       Michele G. Van Leer
                                           Title: Chairman and Chief Executive
                                                             Officer

                                  APPENDIX A

                              THE ACQUIRED FUND:
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   The following discussion sets forth information regarding the performance of the Acquired Fund for the period ended December 31, 2003. There are several ways to evaluate a fund's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Performance Table. The following performance table for the Acquired Fund shows two types of total return information: Cumulative and Average Annual Total Returns. A Cumulative Total Return is an expression of a fund's total change in share value in percentage terms over a set period of time--one, five and ten years (or since the fund's inception if less than the applicable period). An Average Annual Total Return takes the fund's cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The table shows all cumulative and average annual total returns, net of fees and expenses of MIT, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in MIT. If these were included, performance would be lower.

   Graph--Change in value of $10,000 investment and comparative indices. The following performance graph for the Acquired Fund shows the change in value of a $10,000 investment over the life of the Fund. The Fund's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and the Fund's operating expenses. The benchmark used for comparison is unmanaged and includes reinvestment of dividends and capital gains distributions, if any, but does not reflect any fees or expenses.

   Portfolio Manager's commentary. Following the performance table and graph for the Acquired Fund is a commentary by the portfolio manager regarding the Fund's performance during the period ended December 31, 2003. The views expressed are those of the portfolio manager as of that date and are subject to change based on market and other conditions. Information about the Fund's holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

   "MSCI" and "EAFE" are trademarks of Morgan Stanley & Co. Incorporated.

   The following information regarding the Acquired Fund was included in MIT's Annual Report to Shareholders for 2003.

                  International Index Trust ("Acquired Fund")

                           International Index Trust
                               ("ACQUIRED FUND")

Investment Objective To achieve the approximate aggregate total return of a foreign equity
 & Policies:         market index by attempting to track the performance of the Morgan
                     Stanley Europe Australasia Far East Free Index (the MSCI EAFE Index).
                     The portfolio invests at least 80% of its net assets in (a) the common stocks that are included in the MSCI EAFE Index and (b)
                     securities (which may or may not be included in the MSCI EAFE Index)
                     that MFC believes as a group will behave in a manner similar to the index.
Subadviser:          MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers:  Carson Jen and Narayan Ramani
Inception Date:      May 1, 2000

         Change in Value of $10,000 Investment and Comparative Indices

                                    [CHART]

               International Index Trust Series I      MSCI EAFE Index
               ----------------------------------      ---------------
Apr. 2000                    10,000                         10,000
                              9,784                          9,715
Jun. 2000                    10,112                         10,097
                              9,704                          9,675
                              9,776                          9,761
Sep. 2000                     9,320                          9,288
                              9,080                          9,071
                              8,712                          8,732
Dec. 2000                     9,016                          9,045
                              9,000                          9,040
                              8,318                          8,363
Mar. 2001                     7,726                          7,810
                              8,294                          8,357
                              7,994                          8,069
Jun. 2001                     7,686                          7,742
                              7,531                          7,602
                              7,345                          7,411
Sep. 2001                     6,598                          6,662
                              6,752                          6,832
                              6,963                          7,085
Dec. 2001                     6,996                          7,127
                              6,610                          6,749
                              6,667                          6,796
Mar. 2002                     7,037                          7,167
                              7,053                          7,219
                              7,136                          7,317
Jun. 2002                     6,848                          7,029
                              6,175                          6,335
                              6,142                          6,322
Sep. 2002                     5,477                          5,645
                              5,756                          5,949
                              6,011                          6,220
Dec. 2002                     5,796                          6,011
                              5,546                          5,760
                              5,396                          5,629
Mar. 2003                     5,280                          5,522
                              5,780                          6,070
                              6,097                          6,443
Jun. 2003                     6,238                          6,603
                              6,355                          6,764
                              6,497                          6,928
Sep. 2003                     6,671                          7,143
                              7,038                          7,589
                              7,180                          7,759
Dec. 2003                     7,662                          8,365


                              Performance Table**

                                        Average Annual Total Return Cumulative Total Return
                                                       Since                 Since
Periods Ended December 31, 2003         1 Year       Inception             Inception

MSCI EAFE Index                         39.17%        -4.64%                -16.35%
International Index Trust Series I      32.18%        -7.00%                -23.38%
International Index Trust Series II+++  32.12%          7.25%                14.48%
International Index Trust Series III***                                      15.57%

+++Series II inception date: January 28, 2002
 **Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results. Total return would have been lower had operating expenses not been reduced.
***Series III inception date: September 5, 2003.

                        Portfolio Manager's Commentary

Performance: For the year 2003, the International Index Trust Series I returned +32.18%, underperforming the +39.17% return of the MSCI EAFE Index.

Environment: All of the MSCI EAFE Index sectors were in the positive territory for 2003. Information Technology was the best performer, followed by Industrials, Materials and Financials, all of which returned high double-digit gains. Energy, Consumer Staples and Utilities were the worst performing sectors.

Likewise, most countries in the Index had gains for 2003. Greece was the best performing country, gaining about 67% in value. Sweden, Spain, Germany, New Zealand and Denmark also had high double-digit gains. Finland was the worst performer, followed by the Netherlands.

MSCI rebalanced its EAFE Index in May and again in November. The rebalancing resulted in no significant country or sector weight changes.

Outlook: In 2003, the European Central Bank cut its benchmark interest rate from 2.75% to 2.0% in June. Similarly, the Bank of England cut its rate from 4.0% to 3.5% in July. A corporate profit recovery is underway in Japan, driven in part through sales growth but largely due to the effects of restructuring.

                                  APPENDIX B

                              THE ACQUIRING FUND:
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   During 2003, the subadviser to the Acquiring Fund was Independence Investment LLC. SSgA Fund Management, Inc. ("SSgA") succeeded Independent Investment LLC as subadviser effective March 29, 2004.

   The following information regarding the Acquiring Fund appeared in the Acquiring Fund's Annual Report to Shareholders for 2003.

                                                         Inception: May 2, 1988

  INTERNATIONAL EQUITY INDEX FUND
                                                             Portfolio Manager:
  INDEPENDENCE INVESTMENT LLC
                                                                       D. Nolan

.. In 2003, the Fund returned 41.99%, underperforming its customized benchmark. .. On November 1st, the Fund's benchmark was changed from a primarily GDP weighted benchmark to a market capitalization weighted benchmark (the MSCI All Country World Free ex-US Index). This index provides broad exposure to both developed and emerging market equities.
.. The Fund's investment objective is to track the long-term performance of broad-based equity indices of foreign companies in developed and emerging markets as measured by the MSCI All Country World Free ex-US Index.
.. The manager seeks to track the performance of its benchmark by investing in a representative sample of issues selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics of the index, including country and sector exposures.
                                    [CHART]


12/31/1993      10,000.00   10,000.00
 1/31/1994      13,320.64   14,421.38
 2/28/1994      13,165.42   14,383.89
 3/31/1994      12,478.86   13,766.82
 4/29/1994      12,713.92   14,354.66
 5/31/1994      12,862.54   14,275.71
 6/30/1994      12,530.95   14,481.28
 7/29/1994      12,819.11   14,623.20
 8/31/1994      13,412.54   14,972.69
 9/30/1994      13,133.71   14,504.05
10/31/1994      13,396.96   14,989.93
11/30/1994      12,520.14   14,273.41
12/30/1994      12,401.68   14,366.19
 1/31/1995      11,708.88   13,817.40
 2/28/1995      11,908.32   13,781.48
 3/31/1995      12,340.79   14,645.58
 4/28/1995      12,712.55   15,200.64
 5/31/1995      12,972.79   15,022.80
 6/30/1995      12,847.88   14,762.90
 7/31/1995      13,561.39   15,685.58
 8/31/1995      13,175.93   15,091.10
 9/29/1995      13,362.66   15,389.90
10/31/1995      13,130.99   14,980.53
11/30/1995      13,191.91   15,401.48
12/29/1995      13,395.71   16,025.24
 1/31/1996      13,606.81   16,094.15
 2/29/1996      13,761.02   16,152.09
 3/29/1996      13,892.48   16,499.36
 4/30/1996      14,407.05   16,982.79
 5/31/1996      14,260.73   16,673.71
 6/28/1996      14,292.36   16,772.08
 7/31/1996      13,686.10   16,285.69
 8/30/1996      13,793.59   16,324.78
 9/30/1996      14,051.46   16,762.28
10/31/1996      13,964.56   16,594.66
11/29/1996      14,589.37   17,258.44
12/31/1996      14,626.33   17,040.99
 1/31/1997      14,373.63   16,447.96
 2/28/1997      14,427.57   16,721.00
 3/31/1997      14,159.30   16,786.21
 4/30/1997      14,260.03   16,878.53
 5/30/1997      15,461.21   17,980.70
 6/30/1997      16,261.79   18,976.83
 7/31/1997      16,773.41   19,288.05
 8/29/1997      14,945.68   17,851.09
 9/30/1997      16,026.08   18,854.32
10/31/1997      13,854.46   17,410.08
11/28/1997      13,849.83   17,235.98
12/31/1997      13,891.23   17,391.11
 1/31/1998      13,901.32   18,191.10
 2/27/1998      14,968.54   19,362.60
 3/31/1998      15,575.41   19,962.84
 4/30/1998      15,991.94   20,124.54
 5/29/1998      16,086.96   20,414.34
 6/30/1998      16,281.99   20,610.31
 7/31/1998      16,414.69   20,884.43
 8/31/1998      14,326.78   18,138.13
 9/30/1998      13,881.02   17,637.52
10/30/1998      15,383.40   19,605.86
11/30/1998      16,129.04   20,627.33
12/31/1998      16,783.26   21,462.74
 1/29/1999      16,820.14   21,490.64
 2/26/1999      16,250.77   20,820.13
 3/31/1999      17,103.05   21,921.51
 4/30/1999      17,757.57   22,807.14
 5/28/1999      16,897.58   21,616.61
 6/30/1999      17,768.81   22,708.25
 7/30/1999      18,185.56   23,273.68
 8/31/1999      18,351.79   23,436.60
 9/30/1999      18,481.01   23,724.87
10/29/1999      19,100.24   24,514.91
11/30/1999      19,943.20   25,529.83
12/31/1999      21,964.24   28,090.47
 1/31/2000      20,675.58   26,714.03
 2/29/2000      21,380.17   27,641.01
 3/31/2000      21,956.62   28,398.37
 4/28/2000      20,545.20   26,566.68
 5/31/2000      20,148.57   25,929.08
 6/30/2000      20,856.49   27,041.44
 7/31/2000      19,865.47   25,683.96
 8/31/2000      20,057.16   25,956.21
 9/29/2000      19,086.01   24,648.01
10/31/2000      18,456.28   23,839.56
11/30/2000      17,652.71   22,776.31
12/31/2000      18,138.35   23,336.61
 1/31/2001      18,503.20   23,852.35
 2/28/2001      17,218.76   22,230.39
 3/30/2001      16,015.75   20,729.84
 4/30/2001      17,113.36   22,068.99
 5/31/2001      16,571.05   21,395.88
 6/30/2001      16,002.68   20,636.33
 7/31/2001      15,594.05   20,097.72
 8/31/2001      15,226.40   19,599.30
 9/28/2001      13,458.20   17,345.38
10/31/2001      13,786.89   17,815.44
11/30/2001      14,416.76   18,597.54
12/31/2001      14,456.93   18,664.49
 1/31/2002      13,771.57   17,796.59
 2/28/2002      13,950.25   17,983.45
 3/29/2002      14,793.86   18,994.12
 4/30/2002      14,910.47   19,233.45
 5/31/2002      15,106.58   19,562.34
 6/28/2002      14,514.59   18,773.98
 7/31/2002      13,088.04   16,894.70
 8/31/2002      13,076.08   16,909.91
 9/28/2002      11,585.10   14,970.34
10/31/2002      12,027.79   15,627.54
11/30/2002      12,663.02   16,460.49
12/31/2002      12,261.97   15,937.04
 1/31/2003       8,991.13   11,630.86
 2/28/2003       8,818.76   11,404.06
 3/29/2003       8,574.05   11,074.48
 4/30/2003       9,388.30   12,148.71
 5/31/2003       9,962.63   12,948.09
 6/28/2003      10,329.08   13,427.17
 7/31/2003      10,636.48   13,872.95
 8/31/2003      11,017.53   14,357.12
 9/28/2003      11,316.09   14,767.73
10/31/2003      12,005.35   15,758.65
11/30/2003      12,268.41   16,102.18
12/31/2003      13,181.59   17,330.78


MORNINGSTAR CATEGORY+:
.. Foreign Large Blend

MORNINGSTAR RISK+:
.. Average (VL/VUL)
.. Average (VA)

MORNINGSTAR RATING+:
.. (VL/VUL)
.. (VA)
 TOP TEN HOLDINGS (as of December 31, 2003)

                           % of
                          Assets
BP Amoco plc               2.1%
Vodafone AirTouch plc      1.9%
HSBC Holdings plc          1.9%
GlaxoSmithKline plc        1.5%
Total Fina SA              1.5%
Royal Dutch Petroleum Co.  1.4%
Novartis AG                1.2%
Nestle SA                  1.1%
Toyota Motor Corp.         1.0%
Nokia Oyj                  1.0%

 AVERAGE ANNUAL TOTAL RETURNS*

           International   International Equity
         Equity Index Fund  Index Benchmark(1)
         ----------------- --------------------
1 Year         41.99%             44.57%
3 Years        -1.36              -0.43
5 Years         0.74               1.43
10 Years        2.80               5.65

 DIVERSIFICATION BY REGION AND COUNTRY(3)
 (as of December 31, 2003)

                                 % of                    % of
                                Assets                  Assets
Europe (excluding U.K.)         38.4%  Emerging Markets  6.4%
United Kingdom (U.K.)           22.3%  Canada            5.0%
Japan                           18.5%  United States     2.7%
Pacific Basin (excluding Japan) 6.8%
DIVERSIFICATION BY REGION(4)
Developed Markets                91%
Emerging Markets                 9%

(1)The International Equity Benchmark represents the MSCI EAFE from May 1988 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and then 90% MSCI EAFE GDP/10% MSCI Emerging Markets Free from July 1999 to October 2003 and now the MSCI All Country World Free excluding U.S. from November 2003 to present.
* Total returns are for the period ended December 31, 2003. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
+ Source: MorningStar, Inc. Data as of 12/31/03. VL represents Variable Life subaccounts, VUL represents Variable Universal Life subaccounts and VA represents Variable Annuity subaccounts Hancock. VL/VUL subaccounts were rated against 367 VL/VUL subaccounts and 570 VA subaccounts in the Morningstar Foreign Large Blend category. This represents the Morningstar 3 year rating.
(3)Calculations based upon country in which security is traded (listed).
(4)Calculations based upon country in which security is domiciled.

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

     Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A voting instruction form is provided for the International Index Trust in which your contract values were invested as of April 27, 2004. Please sign, date and return the voting instruction form in the enclosed postage-paid envelope.

     Voting instructions must be received by June 17, 2004 to be voted at the Meeting to be held on June 18, 2004.

International Index Trust

     These voting instructions are solicited by [The Manufacturers Life Insurance Company (U.S.A.)] [The Manufacturers Life Insurance Company of New York] in connection with a solicitation of proxies by the Board of Trustees of Manufacturers Investment Trust.

     The undersigned hereby instructs [The Manufacturers Life Insurance Company (U.S.A.)] [The Manufacturers Life Insurance Company of New York] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston time, June 18, 2004, and any adjournments thereof, as indicated below.

Date: _____________, 2004

Please sign in box below:

     If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


-------------------------------------------
Signature(s), Title(s), if applicable

          Indicate your vote below by filling in the appropriate boxes using blue or black ink or a number 2 pencil.

                       Please do not use fine point pens.

------------------------------------------------

     This voting instructions form, if properly executed, will be voted in the manner directed by the contract owner. If no direction is made, this voting instructions form will be voted "For" all proposals. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.

                                                 For    Against  Abstain

1. Approval of Agreement and Plan of
   Reorganization.                               [_]      [_]      [_]
2. To transact such other business as may properly come before the Meeting.


------------------------------------------------

     Please mark your Voting Instructions Form, date and sign it on the reverse side, and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I
                              197 Clarendon Street
                           Boston, Massachusetts 02117

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated: May 18, 2004

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated May 18, 2004 for the Special Meeting of Shareholders of the International Index Trust, a separate series of the Manufacturers Investment Trust ("MIT"), to be held on June 18, 2004. The Proxy Statement/Prospectus describes the proposed reorganization providing for the transfer of all of the assets and liabilities of the MIT International Index Trust to, and in exchange for Series I and Series II shares of, the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I ("JHVST"). A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to JHVST at the address above or by calling toll free (800) 576-2227.

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that accompany it and have been filed with the Securities and Exchange Commission (SEC):

(1) The financial statements of the International Equity Index Fund of JHVST appearing in its Annual Report to Shareholders for the year ended December 31, 2003, and the report of Ernst & Young LLP, independent auditors, appearing therein; and

(2) The financial statements of MIT appearing in its Annual Report to Shareholders for the year ended December 31, 2003, and the report of PricewaterhouseCoopers, LLP, independent accountants, appearing therein.

                                TABLE OF CONTENTS

Statement of Additional Information of JHVST, dated May 1, 2004.

MIT International Index Trust and JHVST International Equity Index Fund Pro Forma Financial Statements
  Pro Forma Combining Statement of Assets and
     Liabilities -- December 31, 2003 (Unaudited)

  Pro Forma Combining Statement of Operations -- For the
     Year Ended December 31, 2003 (Unaudited)

  Pro Forma Combining Schedule of Portfolio
     Investments -- December 31, 2003 (Unaudited)

  Notes to Pro Forma Financial Statements (Unaudited)

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2004

     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2004. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to thirty of the Trust's current "Funds."

     The Trust's Financial Statements and Investment Performance Information

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                                TABLE OF CONTENTS
                                                                    Page in this
                                                                    Statement of
                                                                     Additional
                                                                    Information
                                                                    ------------

A.   What Is the Trust?..................................................4

B.   The Trust's Business History........................................4

C.   The Funds' Investment Activities and Their Risks....................5

     1.   Investing in Money Market Instruments..........................5
     2.   Investing in Other Fixed Income Obligations....................6
     3.   Investing in Equity Securities.................................7
     4.   Investing in Real Estate Securities............................8
     5.   Investing in Foreign Securities................................9
     6.   Techniques and Instruments for Managing Currency
          Exposure......................................................10
     7.   Reallocating a Fund's Assets Among Asset Classes..............12
     8.   Adopting a Temporary Defensive Strategy.......................12
     9.   Investing With an Index-Based Objective.......................12
     10.  Investing on a Non-Diversified Basis..........................14
     11.  Using Options.................................................14
     12.  Using Options on Securities...................................16
     13.  Using Financial Futures Contracts, Options on Such
          Contracts and Options on Stock Indexes........................17
     14.  Using "Swaps," "Caps," "Floors," and "Collars"................20
     15.  Investing In Other Investment Companies.......................22
     16.  Purchasing "When Issued" Securities and Forward
          Commitments...................................................23
     17.  Short-Term Trading............................................23
     18.  Entering Into Repurchase Agreements...........................23
     19.  Participating in Joint Trading Accounts.......................24
     20.  Lending of Fund Securities....................................24
     21.  Using Reverse Repurchase Agreements and Mortgage
          "Dollar Rolls"................................................24
     22.  Investing in Rule 144A Securities, Section 4(2)
          Commercial Paper and Illiquid Securities......................25
     23.  Investing in Preferred Stock, Convertible Securities
          and Warrants..................................................25
     24.  Investing in Initial Public Offerings ("Ipos")................25

D.   The Funds' Fundamental Investment Restrictions.....................25

E.   Board of Trustees and Officers of the Trust........................27

F.   Investment Advisory Arrangements...................................30

     1.   The Trust's Investment Advisory Arrangements With John
          Hancock.......................................................30
     2.   The Trust's Arrangements With Subadvisers.....................32
     3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements........................................36
     4.   Basis of Trustee Approval of Continuance of Advisory
          Arrangements..................................................37

G.   Arrangements With Other Service Providers..........................42

     1.   Underwriting and Indemnity Agreement..........................42
     2.   Custody of the Trust's Assets.................................42
     3.   Subadministration Agreement With State Street Bank............42
     4.   Independent Auditors..........................................42
     5.   Distribution of Series I and Series II shares.................43

H.   Portfolio Transactions and Brokerage Allocation....................44

I.   Codes of Ethics....................................................48

J.   Features of the Trust's Shares.....................................48

K.   Shareholder Meetings and Voting Rights.............................49

L.   Sales and Redemptions of Fund Shares...............................50

M.   Computing the Funds' Net Asset Value...............................51

N.   Taxes..............................................................52

O.   Information About Fund Performance.................................52

P.   Legal Matters......................................................53

Q.   Reports to Contractholders.........................................53

Appendix A - Corporate Bond Ratings.....................................54

Appendix B - Proxy Voting Policies and Procedures.......................56

A. WHAT IS THE TRUST?

     John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company. With the exception of the Real Estate Equity, Health Sciences, Financial Services and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     NAV shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "John Hancock Separate Account."

     Because the John Hancock Separate Accounts currently own all of the Trust's NAV shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of NAV shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

     Series I and Series II shares of the Trust serve as the underlying investment medium for sums invested in variable contracts issued by:

     - The Manufacturers Life Insurance Company of New York ("Manulife NewYork"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manufacturers USA. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

     - The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial Corporation and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

     Manulife New York and Manufacturers USA hold Series I or Series II shares attributable to variable contracts in their respective separate accounts.

     Series I and Series II shares of the Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies.

     NAV, Series I and Series II shares are not offered directly to, and may not be purchased directly by, members of the public.

B. THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

Over the years, several Funds have been re-named as follows:

                                                           Year of
Current Fund Name                  Prior Name(s)            Change
--------------------------   ---------------------------   -------
Active Bond                  Sovereign Bond                 2000
                             Bond                           1996

Earnings Growth              Multi Cap Growth               2003
                             Mid Cap Growth                 2002

Fundamental Growth           Fundamental Mid Cap Growth     2000

Fundamental Value            Large/Mid Cap Value            2002

Fundamental Value B          Large Cap Value CORE/SM/       2004

Global Bond                  Strategic Bond                 1999

Growth & Income              Stock                          1996

International Equity Index   International Equities         1998
                             International                  1995
                             Global                         1994

Large Cap Growth             Select Stock                   1996
                             Aggressive Stock               1994

Large Cap Growth B           Large Cap Aggressive Growth    2004

Managed                      Total Return                   1994

Mid Cap Growth               Small/Mid Cap Growth           2004
                             Diversified Mid Cap Growth     1999
                             Special Opportunities          1998

Mid Cap Value B              Small/Mid Cap CORE/SM/         2004

Overseas Equity              Global Balanced                2003
                             International Balanced         2000

Overseas Equity B            International Opportunities    2004

Overseas Equity C            Emerging Markets Equity        2004

Short-Term Bond              Short-Term U.S. Government     1998

Small Cap Emerging Growth    Small Cap Equity               2003
                             Small Cap Value                2000

Small Cap Value              Small/Mid Cap Value            2001

C. THE FUNDS' INVESTMENT ACTIVITIES AND THEIR RISKS

1.   Investing in Money Market Instruments

     The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.   Investing in Other Fixed Income Obligations

     a. Overview: The following Funds invest primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Total Return Bond, Active Bond, High Yield Bond and Global Bond Funds. The Managed Fund can vary its holdings of these securities within a broad range and the Financial Industries Fund may have a modest exposure in these securities from time to time. The other Funds may also invest in non-money market debt to a limited extent from time to time.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

     b. Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     c. Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     d. Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to high yield securities. The High Yield Bond Fund invests primarily in these securities. The only other Fund most likely to invest a significant portion of its assets in high yield securities is the Active Bond Fund. The Managed, Total Return Bond, Short-Term Bond and Global Bond Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase, but could end up holding high yield securities if downgraded to below investment graded after already having been purchased for the Fund.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     e. Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds.

     f. Risks of "zero coupon" instruments: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Total Return Bond, Short-Term Bond, Bond Index, Active Bond, High Yield Bond and Global Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.   Investing in Equity Securities

     a. Overview: All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Money Market Funds. All Equity, Sector and International/Global Equity Funds may invest in equity securities and are expected to make such securities their primary investment. The Managed Fund invests a substantial portion of its assets in equity securities, but also invests a substantial amount of its assets in debt obligations. The Active Bond, Total Return Bond, Global Bond and High Yield Bond Funds will invest in equity securities only to a limited extent and will invest primarily in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     b. Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     c. Market capitalization risk: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     The U.S. equity securities of the Equity Index, Fundamental Growth, Large Cap Value, Large Cap Growth, Large Cap Growth B and Earnings Growth Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

     The U.S. equity securities of the Growth & Income, Fundamental Value, Fundamental Value B and Managed Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Mid Cap Value, Mid Cap Value B and Mid Cap Growth Funds are generally expected to represent primarily mid cap issuers. The Fund also may invest in the equity securities of companies that qualify as small cap issuers and, to a lesser extent, in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Emerging Growth, Small Cap Growth and Small Cap Value Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Real Estate Equity, Health Sciences and Financial Industries Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

     Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small. The following capitalization ranges are used by the International Equity Index Fund, Overseas Equity Fund, Overseas Equity B Fund and Overseas Equity C Funds:

     .    Large cap: Companies having a capitalization greater than $5 billion
     . Mid cap: Companies having a capitalization between $1 billion and $5 billion
     .    Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index, Overseas Equity, Overseas Equity B and Overseas Equity C Funds are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as mid and small cap issuers.

4.   Investing in Real Estate Securities

     a. Overview: The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate or interests in real estate.

     b. Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.   Investing in Foreign Securities

     a. Overview: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index Fund invests primarily in foreign securities, including foreign-denominated securities. The Health Sciences, Overseas Equity, Overseas Equity B, Overseas Equity C and Global Bond Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Large Cap Value, Earnings Growth, Mid Cap Value, Mid Cap Value B, Small Cap Emerging Growth, Small Cap Growth, Real Estate Equity, Financial Industries, Managed, and High Yield Bond Funds may also invest in foreign securities, and all of these Funds excluding Earnings Growth may invest in foreign-denominated securities.

     Funds investing in equity securities may also invest in ADRs and other U.S. dollar denominated foreign securities. Funds investing in debt securities may also invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     b. Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Section 6. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     c. Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     d. Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     e. Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     f. Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.   Techniques and Instruments for Managing Currency Exposure

     a. General considerations and risks: The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible. In general, however, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. The foreign currency management techniques and instruments discussed below do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. A Fund may use certain types of these instruments in currency management strategies that expose that Fund to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose the Fund to greater risks of loss and greater volatility than it otherwise would experience. Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     b. Techniques for managing currency exposure: The Funds may employ one or more of the following techniques for managing currency exposure:

     (i) Transaction hedging: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

     A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, a Fund may use one or more of the instruments described in Section 6.c. below for transaction hedging.

     (ii) Portfolio hedging: A Fund may use one or more of the instruments described below to reduce its exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated in, exposed to or traded in that currency. This is called "portfolio hedging." A Fund generally will not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated in, exposed to or traded primarily in that particular foreign currency but may do so for purposes of transactions involving "proxy" currency or "cross hedging."

     (iii) "Proxy" currency: For purposes of transaction hedging or portfolio hedging, the Funds may use instruments on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     (iv) Cross hedging: The Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, a Fund may use an instrument that, in effect, simultaneously establishes for the Fund (1) a "short" position in an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in, traded in, or exposed to such foreign currency and (2) a corresponding "long" position in U.S. dollars or another currency. The "long" position might be a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging".

     (v) Other: To otherwise adjust the currency exposure of their portfolios, the Funds may also enter into contracts that, in effect, simultaneously establish for the Fund (1) a "short" position in an amount of U.S. dollars, or other appropriate currency, and (2) a corresponding "long" position in an amount of foreign currency corresponding to the value of some of the Fund's securities.

     c. Instruments for managing currency exposure: In furtherance of the above-described techniques for managing currency exposure, the Funds may use one or more of the following instruments:

     (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will (c) cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation on that forward contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for hedging purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered as provided in clauses (a) and (b) of this sentence.

     (ii) Options on currencies (and related asset segregation requirements): A Fund may purchase and write put and call options on foreign currencies. This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risks of these currency option transactions are similar to those discussed in Sections 11. and
12. below with respect to put and call options on securities.

     A Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or
(b) having a contractual right to acquire such investments or such amount of currency at a price no greater than the amount the Fund will receive upon exercise of the option; or the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause (a) or (b) of this sentence.

     In connection with any currency put option written by a Fund, the relevant subadviser, subject to any oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligation of the Fund and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

     (iii) Currency futures contracts (and options thereon): A Fund may use currency futures contracts and options thereon to manage currency exposure. The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 11, 12, and 13. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 13.c.(ix) below.

     (iv) Other derivative instruments: A Fund may use certain "swaps," "caps," "floors," and "collars" to manage currency exposure. The characteristics and risks of such "derivative" transactions, as discussed in Section 14 below, are generally also applicable when such instruments are used for currency management purposes.

7.   Reallocating a Fund's Assets Among Asset Classes

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed Fund tends to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the Managed Fund.

8.   Adopting a Temporary Defensive Strategy

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. For example, the Earnings Growth Fund reserves the right to invest without limitation in preferred stock and investment-grade debt instruments for temporary, defensive purposes. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies and normal level of assets, cash and cash equivalents. For most "actively managed" funds, (i.e., Funds that do not invest with an index-based objective), this level is 10% or less, except in abnormal market conditions, when the level can be higher.

     The Funds are limited only by their fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

9.   Investing With an Index-Based Objective

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than "actively managed" Funds that, during normal market conditions, maintain a higher level of cash or cash equivalents and, during periods of abnormal market conditions, are more likely to adopt a defensive investment posture by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The Lehman Brothers Aggregate Bond Indexes: The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") is intended to measure the performance of the domestic, investment grade, fixed-rate investment grade debt market including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities.

     The Aggregate Bond Index covers those securities in the Lehman Brothers Government/Credit Index (the "Government/Credit Index"), plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

     The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All securities in the index generally have at least $200 million par amount outstanding and at least 1 year remaining to maturity.

     All non-government issues in the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or, if unrated by Moody's or Stanard & Poor's, BBB by Fitch, Inc. ("Fitch") .

     All securities in the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Aggregate Bond Index in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

     The MSCI All Country World Excluding U.S. Index: The MSCI All Country World Excluding U.S. Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the United States), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI All Country World Excluding U.S. Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI All Country World Excluding U.S. Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI All Country World Excluding U.S Index. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  Investing on a Non-Diversified Basis

     TheReal Estate Equity, Health Sciences Financial Industries and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

11.  Using Options

     a. Overview: The Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, financial futures contracts and rights under swap agreements ("swap options"). This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is further discussed in Section 6. above and Sections 12 and 14. below, including characteristics and risks peculiar to those types of options.

     b. Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). In a "call" swap option, the Fund (or other purchaser) has the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price, or change the terms of the underlying swap agreement under a swap option, if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price or, under a swap option, if more favorable terms for swap agreements were available than those under the option). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject and, with respect to swap options, because the swaps market is a relatively new market and identical options may not be available.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     Depending on the terms of the particular swap option, a Fund will generally incur a greater degree of risk when it sells ("writes") a swap option than it will incur when it purchases a swap option because the Fund will become obligated according to the terms of the underlying swap agreement upon exercise of the option by the purchaser.

     d. Writing call options on a "covered" basis. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Call options written by Funds can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund. Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

     To the extent that an option written by a Fund is not fully covered by assets that are very similar to the option's subject, the Fund's sub-adviser will segregate or "earmark" on the Fund's records cash or amounts it otherwise determines to be liquid in an amount equal to the Fund's exposure under the option. This procedure for each type of option written by the Fund is described more specifically in the portion of this Part C that describes the writing of that type of option.

     Although a Fund may own an underlying swap agreement when it writes a swap option, its liabilities under the swap option would not be fully offset by the swap agreement. This is because the swap option will change the terms of the underlining swap agreement when the purchaser exercises the option.

     e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised. These terms do not strictly apply to swap options because that type of option changes the terms of the underlying swap agreement, as discussed above in Section C.11.b.

     If a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns

     f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

     g. Liquidity risk: The Funds intend to write and purchase options (other than swap options) only if the subadviser believes that adequate liquidity exists to close out open positions. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

     h. Using options traded over-the-counter or on foreign exchanges: A Fund may use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges. A Fund may use such options in any manner and to the same extent that it would be permitted to use such options that were traded on domestic exchanges. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     i. Asset segregation requirements for options written by a Fund: When a Fund writes an option, it is generally required that (a) that option be fully covered by the Fund's ownership of the same type of assets that are the subject -to the option (or a right to acquire such assets) or (b) to the extent not so covered, that the Fund set aside cash or liquid securities to support the Fund's obligations under the option it has written.

     Except for swap options, the asset segregation requirements for each type of option that a Fund may write are described in the portion of this part C that more specifically describes that type of option. For swap options written by a Fund, the asset segregation requirements are described in Section 14.f. below.

12.  Using Options on Securities (and related asset segregation requirements)

     a. Options on securities generally: A Fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

     If a Fund writes a call option, it will at all times, own (a) an amount of the securities subject to the option that are not segregated to support any other obligation of the Fund and/or a (b) a call option on the same securities at an exercise price that is not higher than that of the call option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation under the option that is not "covered" as provided by clause (a) or (b) of this sentence. For this purpose, the amount of the obligation is deemed to be (i) the value of the securities that are the subject of the option or (ii) the amount by which the exercise price on any option the Fund has to acquire such securities exceeds the exercise price on the option the Fund has written on such securities.

     A Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the put option that is not covered as provided in the first part of this sentence.

     b. Straddles: A straddle is a strategy that consists of a simultaneous call option and put option on the same underlying security with each such option having the same exercise price. The combination is usually sold (written) as a unit, but each "leg" (i.e., the put option or the call option) may be exercised separately by the purchaser of the straddle.

     A Fund may purchase or write straddles. When a Fund writes a straddle, the relevant sub-adviser will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) the same amount (if any) of cash or other assets it determines to be liquid as it would do if the Fund had written only the leg of the straddle that is "in the money." For example, if the value of the underlying security is higher than the exercise price of the straddle (i.e., the exercise price of the put and call option), a written straddle will be covered by the Fund in the same manner as it would for a written call option. Conversely, when the value of the underlying security is lower than the exercise price of the straddle, a written straddle will be covered by the Fund in the same manner as it would for a written put option.

     Similarly, if a Fund writes a put and call option on the same security, but each leg has a different exercise price, and if the exercise price of the put does not exceed that of the call, the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the strategy that is "in-the-money." If both options are "out-of-the-money," the segregation (or earmarking") requirement will be the same as it would be if the Fund had written only the leg of the transaction that represents the higher potential liability of the Fund.

     Because a straddle consists of two options, the commissions and other transaction costs of assuming and liquidating the position may be relatively high.

13. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes

     a. Overview: The Funds may, in varying degrees, use financial futures contracts, options on such futures and options on stock indexes. This Section 13 discusses certain characteristics and risks that generally pertain to these instruments, as well as the Funds' specific uses of these instruments and specific risks related to those uses.

     b. General characteristics and risks: The general characteristics and risks of financial futures, options on such contracts and options on stock indexes are discussed in the following subsections.

          (i) Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

          An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

          Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

          A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

          (ii) Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

          More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

          (iii) Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

          Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

          (iv) Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

          Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

          (v) Certain risks: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

          The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

          Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

          (vi) Asset segregation requirement for certain futures and options positions: The relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other obligations of the Fund and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus (b) the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, plus (d) the current value of securities underlying any futures contracts with respect to which the Fund has outstanding call options that it has written, minus (e) the amount of margin deposits with respect to all of such contracts.

     (c) Specific uses of financial futures, options thereon, and stock index options: All Funds, except the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and exchange-traded put or call options on stock indexes, for the purposes discussed below. It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of their investment portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

          (i) Hedging with financial futures contracts against market changes, and risks thereon: A Fund may use financial futures contracts, and options thereon, as a hedge to protect against possible changes in interest rates and security prices.

          Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type it owns, a Fund may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities it holds, a Fund may enter into interest rate futures sale contracts.

          (ii) Establishing market exposure and managing cash flow with financial futures contracts and options thereon: A Fund may purchase and sell stock index and interest rate futures, and options thereon, to maintain market exposure and manage cash flows. Purchasing futures contracts, and options thereon, could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities, although there is no assurance that this goal can be achieved.

          (iii) Managing foreign currency exposure with foreign currency futures contracts: A Fund may use foreign currency futures contracts, and options thereon, to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

          (iv) Risks of hedging type strategies: If, after a Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

          The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

          The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

          (v) Writing index options (and related asset segregation requirements): A Fund may write put and call options on indexes composed of securities in which the Fund may invest. A Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower than that of the option written by the Fund, or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the relevant subadviser, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence For this purpose, the amount of the obligation (i) with respect to a put option is the exercise price of the option or the amount by which that exercise price exceeds that of a put option that the Fund owns on the same index and (ii) with respect to a call option is the current value of the index underlying the option or the amount by which the exercise price of the option written by the Fund exceeds that of a call option that the Fund owns on the same index.

          (vi) Purchasing index options. A Fund may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases. Option purchases of this type, however, would have to be consistent with the Fund's investment objective. Also, each Fund is subject to the limitation on certain futures and options transactions described in Section 13.c.(ix).

          (vii) Using futures contracts and options on futures contracts: A Fund may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

          There is no specific overall limit on the amount of the assets a Fund may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the limitations set forth below) limited to 5% of the Fund's net assets.

          (viii) Risks of potentially more aggressive options and futures strategies: To the extent that a Fund exercises its broad authority to enter into options and futures transactions for purposes that are not solely for hedging-type purposes or that otherwise may be for more speculative purposes, it may incur greater risks than another Fund that limits its strategy to hedging-type transactions.

          (ix) Limitations on the Funds' exposure to certain futures and option transactions: No Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

          Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

14.  Using "Swaps," "Caps," "Floors," and "Collars"

     a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

     b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     d. Currency, credit default, index and equity swaps, caps, floors and collars: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     A Fund may sell or purchase credit default swap contracts for investment purposes when consistent with its investment goal and strategy. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. In a credit default swap contract, the seller would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation, In return, the seller would receive a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations.

     e. Certain risks: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. As a seller of a credit default swap contract, a Fund would be subject to investment exposure on the notional amount of the swap. As a purchaser of a credit default swap contract, a Fund would only receive income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), and the investment could expire without value.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Typically, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against the risk of default on debt obligations, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates, credit risk and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this Statement of Additional Information, swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     f. Segregation requirements for these derivatives: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the subadviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other Fund obligation and that, together with any margin the Fund has deposited in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments.

     For a credit default swap sold by a Fund (i.e., where the Fund is "selling" credit default protection), the Fund's "obligation" will be considered to be the entire notional amount (i.e., the dollar amount of protection provided), for this purpose. For all swap agreements that are not credit default swaps written by the Fund, the Fund's obligation for this purpose will depend on the nature of the swap's settlement terms. If the swap settles on a "net" basis, the Fund's obligation will be accrued daily (and offset against any amounts owed to the Fund) on the transaction, and the Fund's "obligation" for asset segregation purposes will be deemed to be any accrued but unpaid net amounts owed to the other party to the swap transaction. If the swap does not provide for such "net" settlement procedures, the Fund's asset segregation requirement will be for the full accrued amount of the Fund's obligation.

     If a Fund writes a swap option, the asset segregation requirement will be substantially the same as for the swap rights that are the subject of the option. Thus, the Fund will generally segregate assets to the same extent and manner as it would do (as described in the immediately preceding paragraph), if it had already assumed the swap position it is required to assume upon exercise of the swap option the Fund has written.

15.  Investing in Other Investment Companies

     a. Overview: Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     b. Investing in passive foreign investment companies: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is more likely than other Funds to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)

     c. Investing in exchange traded funds: All Funds (other than the Money Market Fund) may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies (or investment companies that are exempt from registration) whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares/sm/ (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

          (i) Investing in iShares/sm/: iShares/sm/ are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iShares/sm/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/sm/ are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares/sm/ on the AMEX. To date, iShares/sm/ have traded at relatively modest discounts and premiums to the NAVs. However, iShares/sm/ have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/sm/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/sm/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/sm/ should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares/sm/ as part of its investment strategy.

          (ii) Investing in SPDRs: SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
     500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

     d. Investing in money market fund shares: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. Nor are the Large Cap Value, Small Cap Value, and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

16.  Purchasing "When Issued" Securities and Forward Commitments

     a. Overview: All Funds may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     b. Asset segregation requirement for these transactions. The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not then segregated to cover any other obligation to the Fund and that, together with any margin the Fund has deposited in connection with when-issued securities and forward commitments, at least equals the purchase price under each of the Fund's then outstanding when issued and forward commitments.

17.  Short-Term Trading

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

18.  Entering Into Repurchase Agreements

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System, with "primary dealers" in U.S. Government securities or with other dealers and banks who meet a subadviser's credit standards.

     No Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian, co-custodian, or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

19.  Participating in Joint Trading Accounts

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 18. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Growth, Large Cap Growth B, Fundamental Growth, Earnings Growth, Total Return Bond and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that its subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders The Total Return Bond Fund and the portion of the Active Bond Fund sub-managed by Pacific Investment Management Company LLC regularly participates in such other joint trading accounts.

     Whenever a subadviser operates a non-John Hancock joint trading account, the subadviser is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

20.  Lending of Fund Securities

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

21.  Using Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

     a. Overview: A Fund may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     A Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

     b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The relevant subadviser of each Fund, subject to oversight and any directions given by John Hancock, will cause the Fund's custodian to segregate (or will segregate by "earmarking" on Fund records that the sub-adviser maintains) cash or other assets it determines to be liquid that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

22. Investing in Rule 144A Securities, Section 4(2) Commercial Paper and Illiquid Securities

     A Fund may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. A Fund may also purchase commercial paper that is offered in reliance on the exemption in Section 4(c) of that Act. Case-by-case determinations are made whether each issue of Rule 144A securities or Section 4(2) commercial paper owned by a Fund is an illiquid security.

     Each Fund may purchase illiquid Rule 144A securities, illiquid Section 4(2) commercial paper or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets.

23.  Investing in Preferred Stock, Convertible Securities and Warrants

     Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

24.  Investing in Initial Public Offerings ("IPOs")

     Almost all Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D.   THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

     In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

     To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

     The Trust's current fundamental investment restrictions are as follows:

1. REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest;
(b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

2. LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.

3. COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

4. UNDERWRITING. No Fund will engage in the underwriting of securities of other issuers. This restriction will not prevent a Fund from disposing of its portfolio securities regardless of its status as an underwriter under any federal or state securities laws.

5. BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under Section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from Section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act./1/

6. SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

7. INDUSTRY CONCENTRATION. The Equity Index, Large Cap Value, Large Cap Growth, Large Cap Growth B, Earnings Growth, Fundamental Value, Fundamental Value B, Fundamental Growth, Mid Cap Value, Mid Cap Value B, Mid Cap Growth, Small Cap Value, Small Cap Growth, Small Cap Emerging Growth, International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Short-Term Bond, Bond Index, Active Bond, Total Return Bond, High Yield Bond, and Global Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument). For the purpose of determining industry concentration, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes


----------
     /1/ All of the Funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

E. BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

     The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2002.

     The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2002.

     The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2002.

     Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Interested Trustees/*/:

Michele G. Van Leer          Chairman and       Indefinite      Senior Vice President, Product           30            None
(age 46)                     Trustee            (Commenced      Management, John Hancock Life
John Hancock Place                            September, 1998)  Insurance Company; President and
Boston, Massachusetts 02117                                     Director John Hancock Variable
                                                                Life Insurance Company

Kathleen F. Driscoll         Vice Chairman,     Indefinite      Senior Vice President, Signator          30            None
(age 47)                     President and      (Commenced      Brokerage Development, John
John Hancock Place           Trustee            June, 2001)     Hancock Life Insurance Company,
Boston, Massachusetts 02117                                     Vice President, Corporate
                                                                Communications, John Hancock
                                                                Life Insurance Company

----------
* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Independent Trustees:

Elizabeth G. Cook            Trustee            Indefinite      Expressive Arts Therapist, Dana          30            None
(age 66)                                        (Commenced      Farber Cancer Institute;
c/o John Hancock Variable                       April, 1993)    President, The Advertising Club
Series Trust I,                                                 of Greater Boston
John Hancock Place,
Boston, Massachusetts 02117

Diane C. Kessler             Trustee            Indefinite      Executive Director, Massachusetts        30            None
(age 57)                                        (Commenced      Council of Churches
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Robert F. Verdonck           Trustee            Indefinite      President and Chief Executive            30            None
(age 58)                                        (Commenced      Officer, East Boston Savings Bank
c/o John Hancock Variable                       April, 1999)
Series Trust I,
John Hancock Place,
Boston, Massachusetts 02117

Hassell H. McClellan         Trustee            Indefinite      Associate Professor, The Graduate        30            None
(age 58)                                        (Commenced      School of the Wallace E. Carroll
c/o John Hancock Variable                     February, 2001)   School of Management, Boston
Series Trust I,                                                 College
John Hancock Place,
Boston, Massachusetts 02117

                                                                                                     Number of         Other
                                                                                                    the Trust's    Directorships
                                Position                              Principal Occupation         Funds Overseen     Held by
   Name, Address and Age        with Trust     Term of Office          During Past 5 years          by Trustees      Trustees
---------------------------  ---------------  ----------------  ---------------------------------  --------------  -------------
Other Officers
                             Chief Legal
Ronald J. Bocage             Officer            Indefinite      Vice President & Counsel, John          N/A             N/A
(age 58)                                        (Commenced      Hancock Life Insurance Company
John Hancock Place                              June, 2003)
Boston,
Massachusetts 02117

Jude A. Curtis               Compliance         Indefinite      Second Vice President and Chief         N/A             N/A
(age 45)                     Officer            (Commenced      Investment Compliance Officer,
John Hancock Place                              June, 2000)     John Hancock Life Insurance
Boston,                                                         Company; formerly Second Vice
Massachusetts 02117                                             President and Counsel, Office of
                                                                Business Conduct; John Hancock
                                                                Life Insurance Company; formerly
                                                                a Partner at Hale and Dorr LLP
                                                                (law firm)

Raymond F. Skiba             Treasurer          Indefinite      Director of Fund Operations,            N/A             N/A
(age 58)                                        (Commenced      John Hancock Life Insurance
John Hancock Place                            February, 1986)   Company
Boston, Massachusetts 02117

Gladys C. Millan             Assistant          Indefinite      Manager of Fund Operations,             N/A             N/A
(age 57)                     Treasurer          (Commenced      John Hancock Life Insurance
John Hancock Place                              March, 2003)    Company
Boston, Massachusetts 02117

Karen Q. Visconti            Secretary          Indefinite      Director, Product & Market              N/A             N/A
(age 50)                                        (Commenced      Management, John Hancock Life
John Hancock Place                             August, 1999)    Insurance Company
Boston, Massachusetts 02117

Arnold R. Bergman            Assistant          Indefinite      Senior Counsel, Law Department,         N/A             N/A
(age 53)                     Secretary          (Commenced      John Hancock Life Insurance
John Hancock Place,                           December, 1999)   company; formerly Vice President,
Boston, Massachusetts 02117                                     General Counsel and Secretary,
                                                                First Variable Life Insurance
                                                                Company

     Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

     The names and range of each Trustee's interest in any Fund as of December 31, 2003 are set forth in the table below

                         Dollar Range of     Dollar Range of Interest
   Name of Trustee     Interest in Any Fund        in All Funds
---------------------  --------------------  ------------------------
Interested Trustees:
Michele G. Van Leer             0                       0
Kathleen F. Driscoll            0                       0

Independent Trustees:
Elizabeth G. Cook        $50,000-$100,000        $50,000-$100,000
Diane C. Kessler         $10,000-$50,000         $10,000-$50,000
Robert F. Verdonck        $1,000-$10,000          $1,000-$10,000
Hassell H. McClellan            0                       0

     Compensation paid by the Trust to its current disinterested Trustees during 2003 was as follows:

Ms. Cook       $ 77,000
Ms. Kessler    $ 69,000
Mr. Verdonck   $ 77,000
Mr. McClellan  $ 73,000

     The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2003.

F. INVESTMENT ADVISORY ARRANGEMENTS

1.   The Trust's Investment Advisory Arrangements With John Hancock

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust currently pays John Hancock investment advisory fees at the following rates:

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .15% on the first $75 million; .14% on the next $50
                             million; .13% above $125 million

Large Cap Value              .75%

Large Cap Growth             .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Large Cap Growth B           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Earnings Growth              1.00% on the first $100 million; .90% above $100
                             million

Growth & Income              .71% on the first $150 million; .69% on the next
                             $150 million; .67% above $300 million

Fundamental Value            .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; 65% above
                             $100 million

Fundamental Value B          .95% on the first $25 million; .85% on the next $25
                             million; .75% on the next $50 million; .65% above
                             $100 million

Fundamental Growth           .80% on the first $500 million; .75% on the next
                             $500 million; .70% above $1 billion

Mid Cap Value                1.05% on the first $100 million; 1.00% above $100
                             million

Mid Cap Value B              1.05% on the first $100 million; 1.00% above $100
                             million

                                   John Hancock's Investment Advisory Fee
                                   as an Annual Percentage of Each Portion
Fund                               of the Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Mid Cap Growth               1.00% on the first $50 million; .95% on the next
                             $150 million; .90% above $200 million

Small Cap Value              .95%

Small Cap Emerging Growth    1.05% on the first $100 million; and 1.00% above
                             $100 million

Small Cap Growth             1.05% on the first $100 million; and 1.00% above
                             $100 million

International Equity Index   .18% on the first $100 million; .15% on the next
                             $100 million; .11% above $200 million

Overseas Equity              1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity B            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Overseas Equity C            1.30% on the first $20 million; 1.15% on the next
                             $30 million; 1.05% above $50 million

Real Estate Equity           1.10% on the first $50 million; 1.00% on the next
                             $50 million; .90% on the next $100 million; .80% above $200 million

Health Sciences              1.00% on the first $250 million; .95% above $250
                             million

Financial Industries         0.80%

Managed .74% on the first $500 million; .68% on the next $500 million; .65% above $1 billion

Short-Term Bond              .60%

Bond Index                   .15% on the first $100 million; .13% on the next
                             $150 million; .11% above $250 million

Active Bond                  .70% on the first $100 million; .65% on the next
                             $150 million; .61% on the next $250 million; .58% on the next $500 million; .55% above $1 billion

Total Return Bond            .70% on the first $250 million; .68% on the next
                             $250 million; and .65% above $500 million

High Yield Bond              .80% on the first $100 million; .70% above $100
                             million

Global Bond                  .85% on the first $150 million; .80% on the next
                             $150 million; .75% on the next $200 million; .70% above $500 million

Money Market                 .25%

     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.   The Trust's Arrangements With Subadvisers

     Set forth below are the names of the Funds' subadvisers and certain persons who may control them.

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
1.  Independence Investment LLC (Large Cap  John Hancock      Indirectly owns 100% of the             Financial services holding
    Growth, Large Cap Growth B,             Financial         subadviser                              company
    Fundamental Growth, Managed, Growth &   Services
    Income and Short-Term Bond Funds)       Inc.("JHFS")*

                                            John Hancock      Indirectly owns 100% of the subadviser  Life insurance and other
                                            Life Insurance                                            financial services
                                            Company                                                   provided directly or
                                                                                                      through subsidiaries

2.  John Hancock Advisers, LLC (Financial   Same as 1.
    Industries and Active Bond Funds)       above.*

3.  Declaration Research & Management LLC   Same as 1.
    (Active Bond Fund)                      above.*

4.  SSgA Funds Management, Inc. (Equity     State Street      Owns 100% of the subadviser             Financial services holding
    Index and International Equity Index    Corporation                                               company
    Funds)

5.  T. Rowe Price Associates, Inc. (Large   T. Rowe Price     Owns 100% of the subadviser             Publicly traded financial
    Cap Value, Growth & Income, Mid Cap     Group, Inc.                                               services holding company
    Value, Mid Cap Value B and Small Cap
    Value Funds)

6.  Morgan Stanley Investment Management    Morgan Stanley    Directly owns 100% of voting stock      Publicly traded financial
    Inc.** (Real Estate Equity Fund)                                                                  services company

7.  Standish Mellon Asset Management        Mellon Financial  Indirectly owns 100% of the             Bank holding company
    Company LLC (Bond Index Fund)           Corporation       subadviser through Standish Mellon
                                                              Asset Management Holdings LLC (sole
                                                              owner of subadviser)

8.  Wellington Management Company, LLP      Executive         Executive Committee                     Investment management
    (Fundamental Value, Fundamental Value   Committee
    B, Mid Cap Growth, Small Cap Value,     consisting of
    Small Cap Emerging Growth, Small Cap    nine of the
    Growth, Health Sciences, High Yield     firm's partners
    Bond and Money Market Funds)

9.  Capital Guardian Trust Company          The Capital       The subadviser is an indirect wholly    Financial services holding
    (Managed, Overseas Equity, Overseas     Group Companies   owned subsidiary of CGCI                company
    Equity B, Overseas Equity C and Global  Inc. ("CGCI")
    Bond Funds)

10. Pacific Investment Management Company   Allianz AG        Subadviser is a majority-owned          Allianz AG is a
    LLC(Active Bond and Total Return Bond                     subsidiary of Allianz Dresdner Asset    European-based
    Funds)                                  Pacific Life      Management of America L.P., ("ADAM      multinational insurance
                                            Insurance         LP"). Allianz Aktiengesellschaft        and financial services
                                            Company           ("Allianz AG") is the indirect          holding company.
                                                              majority owner of ADAM

                                              Subadviser's
                                              Controlling                                             General Nature of Control
     Subadviser and the Funds It Manages         Person                  Basis of Control                 Person's Business
    --------------------------------------  ----------------  --------------------------------------  --------------------------
                                                              LP. Pacific Life Insurance Company      Pacific Life Insurance
                                                              owns an indirect minority equity        Company is a
                                                              interest in ADAM LP.                    California-based insurance
                                                                                                      company.

11. RREEF America LLC(Real Estate Equity    Deutsche Bank AG  The subadviser is a wholly owned        European-based,
    Fund)                                                     subsidiary                              multinational insurance
                                                                                                      and financial services
                                                                                                      holding company.

12. Fidelity Management & Research Company  FMR Corp.         FMR has entered into a sub-subadvisory
    ("FMR") (Earnings Growth Fund)                            agreement with FMR Co., Inc. (FMRC)
                                                              pursuant to which FMRC has primary
                                                              responsibility for choosing
                                                              investments for the Earnings Growth
                                                              Fund. FMR Corp., organized in 1972, is
                                                              the ultimate parent company of FMR and
                                                              FMRC. The voting common stock of FMR
                                                              Corp. is divided into two classes.
                                                              Class B is held predominantly by
                                                              members of the Edward C. Johnson 3d
                                                              family and is entitled to 49% of the
                                                              vote on any matter acted upon by the
                                                              voting common stock. The Johnson
                                                              family group and all other Class B
                                                              shareholders have entered into a
                                                              shareholders' voting agreement under
                                                              which all Class B shares will be voted
                                                              in accordance with the majority vote
                                                              of Class B shares. Under the
                                                              Investment Company Act of 1940,
                                                              control of a company is presumed where
                                                              one individual or group of individuals
                                                              owns more than 25% of the voting stock
                                                              of that company. Therefore, through
                                                              their ownership of voting common stock
                                                              and the execution of the shareholders'
                                                              voting agreement, members of the
                                                              Johnson family may be deemed, under
                                                              the 1940 Act, to form a controlling
                                                              group with respect to FMR Corp.

----------
* In April, 2004, JHFS was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded, multinational insurance and financial services holding corporation organized under the laws of Canada. As a consequence of this merger, the ultimate parent of John Hancock Life Insurance Company, Independence Investment LLC, John Hancock Advisers, LLC and Declaration Management & Research Company is now Manulife Financial Corporation.

**Morgan Stanley Investment Management Inc. does business in certain instances (including in its role as Subadviser to the Real Estate Equity Fund) under the name "Van Kampen."

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. The below fees are paid by John Hancock and not by the Funds.

                               Subadvisory Fees Payable by John Hancock, as a
          Fund               Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Equity Index                 .05% on the first $50 million; .04% on the next $50
                             million; .02% on the next $300 million; and .01% above $400 million

Large Cap Value*             .40% on the first $500 million; and .35% above $500
                             million

Large Cap Growth             .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Large Cap Growth B           .30% on the first $500 million; .2625% on the next
                             $500 million; and .225% above $1 billion

Earnings Growth              .45% on the first $250 million; .42% on the next
                             $500 million; and .38% above $750 million

Growth & Income*             Assets managed by T. Rowe Price Associates: .40% on
                             the first $500 million and .35% above $500 million

                             Assets managed by Independence Investment,
                             LLC: .1875%

Fundamental Value            .40% on the first $100 million; and .30% above $100
                             million

Fundamental Value B          .40% on the first $100 million; and .30% above $100
                             million

Fundamental Growth           .30% on the first $500 million; .2625% on the next
                             $500 million and .225% above $1 billion

Mid Cap Value*               .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Value B*             .60% on the first $50 million and .50% on all
                             assets once assets exceed $50 million

Mid Cap Growth               .50% on the first $50 million; .45% on the next
                             $150 million and .40% above $200 million

Small Cap Value*             Assets managed by T. Rowe Price:  .60% on the first
                             $500 million and .55% above $500 million

                             Assets managed by Wellington Management: .65% on the first $100 million and .60% above $100 million

Small Cap Emerging Growth    .65% on the first $100 million and .60% above $100
                             million

Small Cap Growth             .65% on the first $100 million and .60% above $100
                             million

International Equity Index   .10% on the first $100 million and .08% above $100
                             million

Overseas Equity              .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Overseas Equity B            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

                               Subadvisory Fees Payable by John Hancock, as a
         Fund                Percentage of Each Fund's Average Daily Net Assets
--------------------------   ---------------------------------------------------
Overseas Equity C            .60% on the first $300 million; .45% on the next
                             $200 million and .40% above $500 million

Real Estate Equity           Assets managed by RREEF America L.L.C.: .45%

                             Assets managed by Van Kampen: .65% on the first $50 million; .55% on the next $50 million; .50% on the next $100 million and .40% above $200 million

Health Sciences              .65% on the first $50 million; .55% on the next $50
                             million and .45% above $100 million

Financial Industries         .70% on the first $50 million; .60% on the next $50
                             million; .50% on the next $100 million and .40% above $200 million

Managed "Growth style" portion of assets managed by Independence Investment LLC: .30% on the first $500 million; .2625% on the next $500 million and .2250% above $1 billion "Fixed income" portion of assets managed by Independence Investment LLC: .15% of first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by Capital Guardian Trust Company:
                             .475% on the first $150 million; .425% on the next $150 million; .325% on the next $200 million and .275% above $500 million

Short-Term Bond              .15% on the first $100 million; .125% on the next
                             $150 million and .10% above $250 million

Bond Index                   .07% on the first $100 million; .06% on the next
                             $150 million; .03% on the next $250 million and .01% above $500 million

Active Bond                  Assets managed by John Hancock Advisers, LLC: .25%
                             on the first $100 million; .20% on the next $150 million; .16% on the next $250 million; .125% on the next $500 million and .10% above $1 billion

                             Assets managed by Declaration Management & Research
                             LLC: .15% on the first $100 million; .125% on the next $150 million and .10% above $250 million

                             Assets managed by PIMCO: .25%

Total Return Bond            .25%

High Yield Bond              .40%

Global Bond                  .375% on the first $300 million; .30% on the next
                             $200 million and .275% above $500 million

Money Market                 0.075% on the first $500 million and .02% above
                             $500 million

*T. Rowe Price has voluntarily agreed to waive a portion of the sub-advisory fee it receives from John Hancock Life Insurance Company for services to the Fund shown. Effective December 15, 2003, the sub-investment advisory fee reduction is 5% based on the combined levels of Trust assets managed by T. Rowe Price.

3.   Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense
     Reimbursements

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the sub-advisory fees that John Hancock paid to sub-advisers for the past three years:

Fund                                    Investment Adviser                   Sub-advisers*
------------------------------  ----------------------------------  -------------------------------
                                   2003        2002        2001       2003       2002       2001
                                ----------  ----------  ----------  ---------  ---------  ---------
Equity Index..................     733,990     670,965     638,853    119,929    115,079    184,656
Large Cap Value...............   2,241,923   1,958,804   1,654,981  1,195,700  1,044,702    892,337
Large Cap Growth..............   4,348,351   2,906,241   3,319,872  1,620,859  1,810,686  2,489,889
Large Cap Growth B............     235,226     278,349     272,132    149,444    198,066    193,921
Fundamental Growth............     201,763     252,723     327,064    109,424    140,403    181,703
Earnings Growth...............   1,665,904   1,797,191   2,410,233    816,176    992,875  1,535,019
Growth & Income...............  12,774,424  14,166,639  18,378,237  4,392,251  4,940,873  6,378,814
Fundamental Value.............     965,198   1,098,084     342,746    489,507    588,303    208,657
Fundamental Value B...........     332,454     366,083     278,769    177,263    193,677    148,487
Mid Cap Value.................      86,810          --          --     47,350         --         --
Mid Cap Value B...............     695,383     393,262     218,743    380,385    274,096    164,053
Mid Cap Growth................   1,675,614   1,516,336   1,403,338    805,828    731,448    848,219
Small Cap Value...............   1,379,413   1,179,436     559,231    897,919    744,902    353,196
Small Cap Emerging Growth.....     658,792     539,384     619,083    422,462    389,543    459,131
Small Cap Growth..............   1,380,249   1,548,512   1,533,746    657,282    737,409    937,017
International Equity Index....     214,055     197,047     261,569    147,658    136,337    179,380
Overseas Equity...............     377,034     305,288     291,727    233,400    188,986    187,638
Overseas Equity B.............   1,136,004     988,252     844,115    582,864    512,504    547,558
Overseas Equity C.............     660,775     557,164     364,553    417,729    353,418    272,023
Real Estate Equity............   1,929,064   1,796,693   1,556,143               880,122    758,395
Health Sciences...............     275,079     276,778     163,858    164,329    152,224     90,120
Financial Industries..........     320,139          --          --    273,662         --         --
Managed.......................  13,323,272  15,022,416  18,129,438  5,757,563  6,384,611  7,509,704
Short-Term Bond...............   1,533,284   1,151,717     468,356    411,536    364,685    225,303
Bond Index....................     314,757     248,866     135,751    146,042    115,631     66,937
Active Bond...................   6,383,947   5,841,345   5,236,730  1,888,848  1,519,340  1,389,019
Total Return Bond.............     149,662          --          --     53,448         --         --
High Yield Bond...............     633,292     463,989     260,006    334,340    260,997    175,704
Global Bond...................     817,465     492,904     518,629    378,269    231,954    239,893
Money Market..................   2,065,570   1,966,939   1,319,703    440,297    454,983    650,891

----------

     Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.

          Under the current investment advisory agreements for each Fund (other than the current investment advisory agreements for the International Equity Index, Overseas Equity, Overseas Equity B, Overseas Equity C, Health Sciences and Global Bond Funds), for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. Reimbursements for the past three years under the investment advisory agreements then in effect for each Fund have been as follows:

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Large Cap Growth B............         676       5,454      29,164
Fundamental Growth............           0      45,456      67,599
Fundamental Value.............       7,589          --      79,742
Fundamental Value B...........      42,131      63,635      10,830
Earning Growth                      41,846          --          --
Mid Cap Value.................      21,663          --          --
Mid Cap Value B...............      27,357      70,763      68,521
Mid Cap Growth................          --      13,182          --

Fund                               2003        2002        2001
------------------------------  ----------  ----------  ----------
Small Cap Value...............      11,621       1,730      16,492
Small Cap Emerging Growth.....      62,221      23,494       7,794
Small Cap Growth..............      85,659          --      50,542
International Equity Index....     188,545     201,707     202,794
Overseas Equity...............      86,658      87,685      58,591
Overseas Equity B.............     207,499     468,798     165,435
Overseas Equity C.............     285,751     684,568     733,661
Health Sciences...............      41,196      76,501      13,968
Bond Index....................      10,617      52,752          --
High Yield Bond...............      38,226      32,972      38,330
Global Bond...................      30,617      37,417       2,284

4.   Basis of Trustee Approval of Advisory Arrangements

     The Trust's Board of Trustees ("Board"), at a meeting on February 11, 2004, approved the continuance of all of the Trust's investment management agreements ("advisory agreements") as in effect at that time with John Hancock and the continuance of all of the Trust's definitive sub-investment management agreements ("sub-advisory agreements") In the process, the Board evaluated, among other things, written and oral information provided by John Hancock in response to a request of the Trustees. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's independent Trustees, met prior to the Board meeting on February 10, 2004 and evaluated written information provided in advance to the Board by John Hancock.

     During the year, the Board devotes a substantial portion of five of its six regularly scheduled meetings to an ongoing review and evaluation of John Hancock and the subadvisers. This ongoing process is based primarily on written and oral reports by John Hancock, in-person and written presentations by the Trust's subadvisers on a rotating basis, and answers to questions addressed by the Trustees to representatives of John Hancock and the subadvisers. In this connection, the Trustees receive information from John Hancock regarding John Hancock's performance of its functions, including monitoring and evaluation of each subadviser which includes, among other things, review of certain filings made with the SEC and written procedures and other materials submitted to John Hancock and the basis of compensation paid to portfolio managers. This information relates to such matters as the nature, scope and quality of the services provided by the subadvisers to the Trust, and includes, among other things, (i) the investment performance of each subadviser, (ii) any recommendation by John Hancock to terminate, replace or add a subadviser, and
(iii) any recommendation by John Hancock to change any advisory or sub-advisory fee.

     The Trust Governance Committee schedules four meetings a year pursuant to a Charter that empowers the Committee to meet separately from management in connection with consideration of the advisory and sub-advisory agreements. The Charter also empowers the Committee, in any case it deems advisable, to retain special counsel or other experts or consultants, at the expense of the Trust or any Fund, to further the interests of the Trust.

     The Board generally schedules its meeting in February of each year to consider whether or not to approve generally continuing the advisory and sub-advisory agreements for another year. The Board considers, as applicable, factors bearing on the nature, scope, quality, cost and profitability of the services provided to the Trust under these agreements, with a view toward making a business judgment whether each agreement, including the fee, is, under all of the circumstances, in the best interest of the Trust.

     In approving the above-mentioned agreement continuances at their February 11, 2004 meeting, the Trustees considered various factors, and, in their business judgment, reached various conclusions, principally including the following:

     . The Trustees reviewed the nature and scope of the various management and administrative services that John Hancock provides to the Trust, including, among other things, John Hancock's functions in overseeing, monitoring and reporting on each of the Trust's subadvisers. The Trustees also reviewed the nature and scope of the portfolio management services that the subadvisers provide to the various Funds.

     . The Trustees assessed the quality of John Hancock's services and each subadviser's services, on such bases as investment performance and expense experience for each Fund, on both an absolute basis and a comparative basis (against benchmarks, Morningstar ratings, certain investment performance data of similar funds prepared at John Hancock's request by an unaffiliated company, and certain investment performance data of comparable John Hancock-sponsored publicly available Funds) over current and multi-year periods. Given that similar funds may allocate other operating expenses (non-advisory fees) differently between the fund and its adviser than does a Fund of the Trust, the Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only.

     . The Trustees reviewed schedules of the advisory fee and sub-advisory fee(s) for each Fund and concluded that most of the Funds have breakpoints that can pass along a portion of any economies of scale to the contract owners. The Trustees will consider instituting or accentuating breakpoints for each Fund or seeking a fee reduction if the Fund's assets continue to increase and further economies of scale result.

     . The Trustees considered the above-mentioned analysis of similar fund advisory fee and expense data. Based on that analysis, the Trustees concluded that, while comparative data are not to be relied on exclusively, the aggregate advisory fees and other expenses of each Fund are within the range paid by similar funds. More specifically, the Trustees concluded that eight of the Funds (27%) had aggregate expenses more than ten basis points lower than, and 22 Funds (73%) had aggregate expenses within ten basis points (plus or minus) of, the average fund expense ratio in the appropriate Morningstar peer group. The Trustees also considered the fact that John Hancock has undertaken to reimburse the Funds for certain operating expenses in excess of a stated rate and that, for 2003, John Hancock reimbursed 18 of the Funds pursuant to this undertaking.

     . The Trustees also considered the fact that John Hancock has undertaken to bear certain expenses that the Trust otherwise would be required to absorb, including, for example, the cost of distributing annual Trust prospectuses to existing contract owners and providing Trust Statements of Additional Information upon request of contract owners.

     . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, the Insurers derive benefits by having the Trust serve as the underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations from John Hancock that (i) those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers,
        (ii) those fees and charges do not duplicate fees and expenses paid by the Trust, and (iii) the advisory fees make no specific allowance to provide monies to finance distribution of either Trust shares or variable insurance products (although John Hancock may use profits realized from the advisory fees for any lawful purpose). While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees concluded that, under all the circumstances, any such benefits to John Hancock did not appear to be inconsistent with the best interest of each Fund.

     . The Trustees considered that, in addition to the sub-advisory fees received by subadvisers from John Hancock, subadvisers in some cases receive benefits through soft dollar arrangements by which brokers provide research and certain other services to subadvisers in return for being allocated Trust "brokerage" transactions. The Trustees considered:
        (i) information provided by John Hancock (both in connection with the February 11, 2004 meeting and on a periodic basis) about the extent and nature of such practice by each Fund as applicable; (ii) representations of subadvisers regarding the appropriateness of their practices and
        (iii) the ongoing assessment and reports by an unaffiliated company of the degree to which each Fund is receiving "best execution." Under all the circumstances, the Trustees concluded that each Fund's practices in this regard did not appear to be inconsistent with the best interest of the Fund.

     . The Trustees also reviewed any practices by a Fund of directing portfolio transactions to a broker-dealer affiliated with the Fund's sub-adviser, as well as data comparing each Fund's portfolio "turnover" rate to that of other comparable funds.

     . The Trustees considered John Hancock's representation that John Hancock had not entered into any material business arrangement with a sub-adviser, including the involvement of any sub-adviser in the distribution of the Trust's shares (or John Hancock's related variable insurance products); made "revenue sharing" payments to distributors; instructed sub-advisers to direct Trust brokerage transactions to broker-dealers to incentivize or reward sales; or received "soft dollar" benefits in the form of distribution services.

     . The Trustees considered certain information from John Hancock about the overall profitability to John Hancock and its affiliates of the variable insurance products funded through the Trust, including certain information about profits to John Hancock from serving as the Trust's primary investment adviser and data regarding John Hancock's profitability targets from particular variable insurance products. They also considered information they had received from John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by John Hancock and its affiliates to develop, offer, and maintain the products, including the cost of processing orders for the purchase and redemption of Trust shares. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees had received was appropriate for purposes of their deliberations.

     . The Trustees considered the fact that: (i) John Hancock pays the sub-advisory fees to the subadvisers; (ii) John Hancock and a Fund generally have a common interest in negotiating the sub-advisory fees downward; (iii) in some cases, John Hancock has succeeded in negotiating a sub-advisory fee rate that is less than the average rate that a subadviser charges to similar funds; and (iv) the subadvisers have less influence over the management of their respective Funds than a primary adviser to a retail mutual fund normally would (including any influence with respect to the level of their sub-advisory fees). In light of, among other things, the particular characteristics of the adviser/subadviser relationship, the Trustees concluded that the profitability information mentioned above concerning the Insurers was appropriate for purposes of their deliberations over continuation of both the advisory and sub-advisory agreements.

     . The Trustees also considered the amount of "spread" between the investment advisory fee paid by each Fund to John Hancock and the amount of sub-advisory fees that John Hancock, in turn, pays with respect to that Fund. The Trustees considered how much spread for each Fund and sub-adviser compared to John Hancock's overall objectives for such spreads and the reasons for any discrepancies.

     . The Trustees considered introducing performance-based advisory and sub-advisory fees, particularly with regard to the Funds that had been underperforming their benchmarks (although not necessarily underperforming their peers). The Trustees, however, decided not to pursue performance-based fees at this time, based on John Hancock's concern that such fees could lead to management practices that would not be in the best interests of contract owners.

     In addition to approving the continuance of the advisory and sub-advisory agreements at their February 11, 2004 meeting, the Trustees have recently taken the additional actions described in numbered paragraphs 1.-13.,below that would affect the advisory and sub-advisory arrangements as in effect on or after the date of this Statement of Additional Information. In taking such additional actions,, the Trustees, as a fundamental matter, followed essentially the same process, and considered essentially the same various factors, as described above, regarding the Trustees' general continuation of the then current agreements. Moreover, the Trustees considered, for each applicable Fund, written recommendations and rationales of John Hancock, based on such factors as comparisons of recommended subadvisers with existing subadvisers and optional subadvisers and due diligence reviews. In addition, the Trustees considered various factors, and, in their business judgment, reached various conclusions related to the specific facts and circumstances of each agreement, principally including those explained below.

1. The Fundamental Growth Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam Investment Management, LLC ("Putnam") as the sub-adviser for this Fund and its replacement by Independence Investment LLC ("Independence"). John Hancock recommended that Putnam be terminated based on
(i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and the turnover of key investment personnel; and (ii) a desire for improved investment performance for the Fund. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee of the Fundamental Growth Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for the fee structure to be the same.

2. Large Cap Growth B Fund (formerly, the Large Cap Aggressive Growth Fund). At its December 10, 2003 meeting, the Board approved the removal of Janus Capital Management, LLC ("Janus") as the sub-adviser for this Fund and its replacement by Independence. John Hancock recommended that Janus be terminated based on concerns that Janus' reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel and turnover of key investment personnel, including a chief investment officer. The Trustees were influenced by the fact that Independence would manage the Fund substantially in the manner that it had already been managing the Trust's Large Cap Growth Fund, and they concluded that this was the best option available for the Fund at this time. At its meeting on March 24, 2004, the Board also approved a reduction in the investment advisory fee for the Large Cap Growth B Fund to make it equivalent to that paid by the Large Cap Growth Fund. The Trustees were influenced by the fact that, because the two Funds are being managed in substantially the same manner, it is appropriate for the fee structures to be the same.

3. Overseas Equity B Fund (formerly, the International Opportunities Fund). At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian Trust Company ("Capital Guardian") and (b) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of ..10% per annum. In approving Capital Guardian as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it already had been managing the Trust's Overseas Equity
Fund, and they believed that retention of Capital Guardian would increase the potential for improved investment performance by the Fund. The Trustees approved elimination of the above-mentioned .10% cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition that, because Capital Guardian's sub-advisory fee would be higher than that of the previous sub-adviser, John Hancock would be retaining a reduced "spread" from the advisory fees that it receives from the Fund.

4. Overseas Equity C Fund (formerly the Emerging Markets Equity Fund). At its December 10, 2003 meeting, the Board approved: (a) the termination of this Fund's sub-adviser and its replacement by Capital Guardian, (b) a reduction in the advisory fee paid by the Fund to John Hancock, and (c) elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. In approving Capital Guardian, as the Fund's new sub-adviser, the Trustees were influenced by the fact that Capital Guardian would manage the Fund in the manner that it had already been managing the Trust's Overseas Equity Fund. The Trustees believed that this would increase the potential for improved investment performance by the Fund, as well as significantly reduce the high operating expenses that had resulted from the Fund's historic policy of investing primarily in emerging markets. In that connection, Capital Guardian's sub-advisory fee is substantially less than that of the prior sub-manager and the Trustees believed it was appropriate for John Hancock's advisory fee likewise to be substantially reduced. Furthermore, the Trustees approved elimination of the above-mentioned .10% cap partially in recognition of the reduction in the advisory fee and partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund.

5.   Overseas Equity Fund. At its December 10, 2003 meeting, the Board approved
(a) an increase in the advisory fee paid by this Fund to John Hancock and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund. More broadly, however, these changes resulted from the Trustees' consideration of information presented by John Hancock to the effect that the fee structure of this Fund, coupled with the expense "cap," did not afford John Hancock a sufficient level of compensation to allow John Hancock to continue to support the fund on a long term basis as it had in the past. The Trustees' actions at the December 10, 2003 meeting were intended to address this problem. The same is true of subsequent action the Board took (at its February 11, 2004 meeting) approving a reduction in the fees paid to the sub-adviser of this Fund. In the case of such latter action, the Trustees also took into consideration a representation that the quality or quantity of sub-advisory services to the Fund would not be reduced as a consequence of the fee reduction.

6. International Equity Index Fund. At its December 10, 2003 meeting, the Board approved (a) the termination of this Fund's sub-adviser and its replacement by SSgA Funds Management, Inc. ("SSgA") and (b) the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. A change in sub-advisers was necessary, because the prior sub-adviser was terminating its business of managing international equity index funds. The board approved SSgA primarily based on its confidence in SSgA's capabilities, SSgA's willingness to accept a significantly lower sub-advisory fee than the prior sub-adviser, and the Board's belief that the "spread" retained by John Hancock would still not be unreasonably large. The Trustees approved elimination of the .10% expense cap partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise purely domestic fund and partially in recognition of the fact that this expense cap was preventing John Hancock from retaining a sufficient amount of compensation to make its relationship with this Fund economically viable.

7. Global Bond Fund. At its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that an international fund such as this necessarily tends to have higher ordinary operating expenses than an otherwise similar purely domestic fund and partially in recognition of the fact that eliminating this expense "cap" would not currently have a substantial impact on the Fund's overall expense ratio.

8. Health Sciences Fund. As its December 10, 2003 meeting, the Board approved the elimination of John Hancock's contractual obligation to reimburse the Fund for certain operating expenses in excess of .10% per annum. The Trustees approved this partially in recognition that doing so would enable John Hancock to retain an amount of compensation from this Fund that would be more likely to result in continued strong support for the Fund by John Hancock, while still not being excessive.

9. Fundamental Value B Fund (formerly the Large Cap Value CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by Wellington Management Company, LLP ("Wellington Management"). The Trustees were influenced by the fact that Wellington Management would manage the Fund in the manner that it already had been managing the Trust's Fundamental Value Fund, and the Trustees believed that this strategy (implemented by Wellington Management) would be more attractive to prospective investors. At its February 11, 2004 meeting, however, the Board also approved an increase in the management fee paid to John Hancock by this Fund to make it equivalent to that paid by the Fundamental Value Fund. The Trustees were influenced by the fact that, because these two Funds are being managed in substantially the same manner, it is appropriate for their fee structure to be the same.

10. Growth & Income Fund. At its December 10, 2003 meeting, the Board approved the removal of Putnam as the sub-adviser for a portion of the Growth & Income Fund's assets, and its replacement by T. Rowe Price Associates, Inc. ("T. Rowe Price"). John Hancock recommended that Putnam be terminated based on (i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and turnover of key investment personnel. The Trustees had confidence in T. Rowe Price's ability to effectively manage a portion of this Fund and were also mindful of certain advantages of establishing a broader relationship with T. Rowe Price. Specifically, this change helped to make the Trust's relationship with T. Rowe Price sufficiently large that T. Rowe Price would voluntarily reduce all of its sub-advisory fees with the Trust by 5%. Although such a reduction will not directly benefit the affected Funds of the Trust, it should help to ease upward pressure on advisory fee rates.

11. Mid Cap Value B Fund (formerly the Small/Mid Cap CORE Fund). At its December 10, 2003 meeting, the Board approved the termination of this Fund's sub-adviser and its replacement by T. Rowe Price. The Trustees were influenced by the fact that T. Rowe Price would manage the fund in the same manner as it already had been managing the Trust's Mid Cap Value Fund, and the Trustees believed that this strategy (implemented by T. Rowe Price) would be more attractive to prospective investors.

12. Managed Fund. At its meeting on February 11, 2004, the Board approved a reduction in the sub-advisory fee for the fixed income portion of this Fund that is sub-advised by Independence. The Trustees were influenced by their understanding that the reduction in this fee would not result in any reduction in the quality or amount of services being furnished by Independence.

13. Small Cap Fund. At its February 11, 2004 meeting, the Board approved the removal of this Fund's sub-adviser and its replacement by Wellington Management. The Trustees were influenced by the fact that Wellington Management would manage the Fund substantially in the manner that it had already been managing the Trust's Small Cap Emerging Growth Fund, and the Trustees believed that this is the best option available to this Fund at this time. Although Wellington Management will receive a higher sub-advisory fee from John Hancock than did its predecessor, John Hancock has not increased its advisory fee for this Fund. In fact John Hancock has reduced its advisory fee somewhat (which was also approved by the Board at the February 11, 2004 meeting). The Board took all of these factors into account in approving the changes, as well as the fact that the new fee structure would be identical to that for the Trust's existing Small Cap Emerging Growth Fund.

     In connection with their deliberations, the Board and the Trust Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation articulated by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and that methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with the Insurers' variable insurance products and separate accounts funded through the Trust. The Trustees considered advice of such legal counsel that mutual funds selling shares to life insurance companies differed, in certain respects, from mutual funds selling shares to the public and that, consequently, the standards and methodology of evaluation developed for the latter did not necessarily apply to the former in all respects. The Trustees considered, for example, the fact that SEC rules would permit John Hancock to "veto" Trustee or contract owner proposals for an adviser other than John Hancock under specified circumstances and that the 1940 Act would permit John Hancock to seek SEC approval to substitute another mutual fund for the Trust if the Trustees were to select an adviser other than John Hancock.

     The Trustees also took into account the fact that John Hancock affords contract owners the privilege of instructing John Hancock how to vote the Trust shares held by John Hancock and that, pursuant to the process, the contract owners would have the opportunity to vote on, among other things, any increased advisory fees or elimination of expense caps

     The foregoing discussion of the material factors considered and conclusions reached by the Trustees is not intended to be all-inclusive. The Trustees reviewed a large variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board, the Trust Governance Committee, and the Audit Committee and otherwise. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching the Board's conclusions and determinations to approve the continuance of the Trust's advisory agreement and each sub-advisory agreement. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have given different weights to different factors and assigned various degrees of materiality to various conclusions.

     As a result of their consideration, the Trustees, in the exercise of their business judgment, gave the approvals discussed above as being in the best interest of each Fund to which it relates.

G. ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.   Underwriting and Indemnity Agreement

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter for NAV shares, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's NAV shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.   Custody of the Trust's Assets

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.   Subadministration Agreement With State Street Bank

     Pursuant to a Subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements. The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.   Independent Auditors

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

5.   Distribution of Series I and Series II Shares

     The Board of Trustees of the Trust have approved a plan (the "12b-1Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 12b-1 Plan, Series I shares and Series II shares of the International Equity Index Fund are subject to Rule 12b-1fees as specified in a Distribution Agreement between the Trust and Manulife Financial Services LLC (the "Series Distributor"). Under that agreement, Series I shares are subject to a Rule 12b-1 fee up to an annual rate of .40% of Series I share average daily net assets and Series II shares are subject to a Rule 12b-1 fee up to an annual rate of .60% of Series II share average daily net assets.

     These Rule 12b-1 fees are paid to the Series Distributor. To the extent consistent with applicable laws, regulations and rules, the Series Distributor may use Rule 12b-1 fees:

.. for any expenses relating to the distribution of the shares of the class, including, but not limited to, compensation to and expenses of employees of the Series Distributor or an affiliated insurer, including overhead and telephone expenses, who engage in the distribution of that class of that Fund's shares in connection with the distribution of variable annuity or variable life insurance contracts ("Contracts") under which that class of that Fund's shares is an investment option; printing and distributing Fund prospectuses, statements of additional information and reports to prospective investors (through Contracts) in that class of that Fund's shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Contracts under which that class of that Fund's shares is an investment option; expenses relating to the development, preparation, printing, mailing and publication of advertisements, sales literature and other promotional materials describing and/or relating to that class of that Fund's shares or Contracts under which that class of that Fund's shares is an investment option; expenses of holding seminars and sales meetings designed to promote the distribution (through Contracts) of that class of that Fund's shares; expenses of obtaining information from and providing explanations to owners (or potential owners) of Contracts under which that class of that Fund's shares is an investment option, regarding that Fund's investment objectives and policies and other information about the Fund, including the performance of the Fund; expenses of training sales personnel regarding that class of that Fund's shares; and expenses of compensating sales personnel in connection with the allocation of cash values and premiums under Contracts to that class of that Fund's shares,

.. for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of Contracts funded in insurance company separate accounts that invest in the shares of the class) and

.. for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Currently, the "service fee" component of the Rule 12b-1 fees for both Series I and Series II shares is .25% of average daily net assets. Any such "service fee" is paid to the Series Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

     Without limiting the foregoing, the Series Distributor may pay allor part of the Rule 12b-1 fees from the International Equity Index Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the International Equity Index Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Series Distributor to make any such payments of Rule 12b-1 fees and does not limit the use that the Series Distributor may make of the Rule 12b-1 fees it receives to such payments. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and with the Series Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     The 12b-1 Plan provides that if only part of any of the above-listed activities or expenses (or of any other expenses or activities) is intended to result in sales of (or services to) a class of a Fund's shares, the Series Distributor may make a reasonable apportionment thereof, so as to apply Rule 12b-1 Fees borne by that class of that Fund's shares to the portion of such activities or expenses that pertains to the distribution of (or services to) that class of that Fund's shares. The 12b-1 Plan may not be amended to increase materially the amount to be spent by the International Equity Index Fund without such shareholder approval as is required by Rule12b-1 under the 1940 Act (the "Rule"). All material amendments of the 12b-1 Plan must be approved in the manner described in the Rule. The 12b-1Plan shall continue in effect (i) with respect to the International Equity Index Fund only so long as the 12b-1 Plan is specifically approved for that Fund at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. The 12b-1Plan may be terminated with respect tothe International Equity Index Fund at any time as provided in the Rule.

     During the fiscal year ended December 31, 2003, the 12b-1 Plan was not in effect and no amounts were paid thereunder.

H. PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

Amounts of Brokerage Paid

     Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                      2003           2002           2001
-----------------------------------   ------------   ------------   ------------
Equity Index.......................   $     74,513   $     80,181   $     96,080
Large Cap Value....................        149,385        154,981        164,776
Large Cap Growth...................      1,188,313      1,554,313      1,042,938
Large Cap Growth B.................         49,709         68,300         64,914
Fundamental Growth.................         62,156         92,268         56,725
Earnings Growth....................        681,069        769,172        483,126
Growth & Income....................      3,919,445      4,372,752      4,394,341
Fundamental Value..................        240,593        335,531        635,553
Fundamental Value B................          2,212         16,030         40,010
Mid Cap Value......................         38,191             --             --
Mid Cap Value B....................         12,113         59,967         33,593
Mid Cap Growth.....................        749,750        735,675        362,533
Small Cap Value....................        210,163        219,255        130,951
Small Cap Emerging Growth..........        832,863        138,317         89,478
Small Cap Growth...................        859,559        562,914        268,016
International Equity Index.........         62,171         41,487         43,092
Overseas Equity....................         94,860         40,104         21,248
Overseas Equity B..................        180,968        217,451        128,826
Overseas Equity C..................        155,441        166,769        158,236
Real Estate Equity.................        210,473        199,488        171,319
Health Sciences....................         88,578         59,794         28,279
Financial Industries...............         39,219             --             --
Managed............................      2,681,322      3,177,479      2,387,899
Bond Index.........................          1,141            836          3,312
Active Bond........................          2,005            399              0
Total Return Bond..................              0             --             --
High Yield Bond....................              0            642             88
Global Bond........................             43              0              0

How Brokers and Dealers are Selected

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. The subadvisers use their best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

     It is not the policy of the subadvisers to seek the lowest available commission if, in their reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

Research and Statistical Services Furnished by Brokers and Dealers

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

     When the subadvisers reasonably determine that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadvisers. In receiving these services, which are designed to augment the subadvisers' own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the subadvisers' traders for the Funds, on the basis of their experience and judgment, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the subadviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

     The subadvisers of the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The subadvisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the subadviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above. During 2003, the amount of transactions, of each Fund directed to brokers who are included in these internal arrangements, and the related amounts of commission were as follows:

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Large Cap Value.........................   $     6,485,360   $       11,141
Large Cap Growth........................       179,232,159          262,988
Large Cap Growth B......................           893,361            1,186
Fundamental Growth......................        12,564,997           24,911
Earnings Growth.........................       252,228,282           66,116
Growth & Income.........................       499,297,059          969,234
Fundamental Value.......................        24,329,160           19,555
Mid Cap Value...........................           512,445            1,397
Small Cap Emerging Growth                       13,344,345            8,449
Mid Cap Growth..........................        45,929,832           54,016
Small Cap Value.........................         3,225,124            3,045
Small Cap Growth........................        53,501,488          147,095
International Equity Index..............        81,101,379            8,142
Overseas Equity B.......................         2,500,393            4,505
Overseas Equity C.......................   $     4,691,880   $        5,808
Real Estate Equity......................            95,858           11,843
Health Sciences.........................       532,893,201            7,300

                                            Dollar Amount     Dollar Amount
Fund                                       of Transactions   of Commissions
----------------------------------------   ---------------   --------------
Financial Industries....................         8,121,589            9,119
Managed.................................       338,422,269          548,196
Bond Index..............................         5,843,847            1,141

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

Brokerage Transactions in Foreign Markets

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at share prices which are approximately averaged.

     The subadvisers' allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.

Use of Brokers Who are Affiliated With a Subadviser

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

     Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                              Amount of Commissions Paid by
                                                                                           Fund
                                                                             --------------------------------
                                                    Nature of Broker's
                       Name of Affiliated        Affiliation with Fund's
Fund                          Broker                   Subadviser               2003       2002        2001
-------------------   ----------------------   ---------------------------   ---------   ---------   --------
Equity Index          Lattice                  Wholly-owned subsidiary of    $  55,870   $       0   $      0
                                               subadviser's parent

Large Cap Growth B    Sanford Bernstein &      Wholly-owned subsidiary of            0         405          0
                      Co.                      former subadviser's parent

Fundamental Value B   Goldman, Sachs & Co.     Dual operating division of          828       1,400          0
                                               former subadviser's parent

Fundamental Value B   Spear, Leeds & Kellog.   Dual operating division of          138         236      3,141
                                               parent of former subadviser

Mid Cap Value B       Goldman, Sachs & Co.     Dual operating division of        3,473       1,430          0
                                               parent of former subadviser

Mid Cap Value B       Spear, Leeds & Kellog    Dual operating division of        1,514       1,355          0
                                               parent of former subadviser

Overseas Equity C     Morgan Stanley Asia      Wholly-owned subsidiary of            0         254        163
                      Limited                  former subadviser's parent

Overseas Equity C     JM Morgan Stanley        Wholly-owned subsidiary of            0          70        162
                      Securities Private       former subadviser's parent
                      Ltd.

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of          746         429      2,120
                      Securities               former subadviser's parent

Overseas Equity C     Morgan Stanley           Wholly-owned subsidiary of            0       1,049          0
                      International Limited    former subadviser's parent

     For 2003, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.36% for the Equity Index Fund, 0.67% for the Fundamental Value B Fund, 1.19% for the Mid Cap Value B Fund, and 0.32% for the Overseas Equity C Fund. For 2002, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 2.91% for the Mid Cap Value B Fund, 1.09% for the Overseas Equity C Fund, 0.32% for the International Equity Fund, 0.09% for the Large Cap Growth B Fund, and 0.01% for the Fundamental Value B Fund. For 2001, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 3.92% for the International Equity Fund, and 1.54% for the Overseas Equity C Fund.

Directed Brokerage

     From time to time the Trust may, on behalf of one or more Funds, request that John Hancock and the subadvisers also consider what are commonly referred to as "directed brokerage arrangements." Under such arrangements, a broker-dealer will rebate a portion of the brokerage commission it receives from (or on behalf of) a Fund and will apply that rebate to pay certain operating expenses that the Fund would otherwise pay directly. The Trust may condition its requests by requiring that subadvisers effect transactions with broker-dealers participating in such arrangements only if the subadviser believes that the broker-dealer will provide the best overall combination of price and execution (i.e., "best execution") for those transactions. While the Trust believes that overall this practice will benefit the Funds, in some cases the subadvisers may be unable to obtain volume discounts, and commissions charged under directed brokerage arrangements may be higher than those available from certain sources not involving such arrangements. In addition, directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients of a subadviser as a single transaction for the purchase or sale of a particular security, and, in an effort to achieve orderly execution of transactions, directed brokerage transactions may be delayed until execution of other orders have been completed. John Hancock will monitor directed brokerage transactions to help ensure that they are in the best interest of the affected Funds and their shareholders.

     The Trust has entered into a directed brokerage arrangement with State Street Global Markets, LLC ("SSGM"), an affiliate of the Custodian, under which a Fund will receive a credit on a trade-by-trade basis for part of the brokerage commission paid with respect to brokerage transactions directed by the Fund's subadviser(s) to a broker/dealer within SSGM's network of broker/dealers. SSGM will then apply the credit against other expenses of the Fund, including the Fund's share of the Custodian's fee. Under this arrangement, subadvisers will be instructed to use a broker-dealer participating in the arrangement only if the subadviser believes that the broker-dealer will provide the "best execution" for the transaction in question.

Transition Services

     From time to time, John Hancock and the Trust may engage State Street Global Markets ("SSGM"), a division of State Street Bank, as a trading advisor in connection with the restructuring of the Fund's custody account maintained by the Custody Division of State Steet Bank. Such restructuring may be required, for example, when a Fund retains a new subadviser or when two Funds merge. As a trading advisor, SSGM provides consulting services concerning the most cost efficient and effective manner in which (1) Trust-identified securities in the custody account can be liquidated, and (2) Trust-identified securities can be acquired for the custody account. These services include, in part, reviewing the portfolio, analyzing transaction volumes and the number of securities positions in the restructuring, and examining potential trading costs including a review of using off-exchange trading networks, and effecting trades of the Trust-identified securities to be disposed or acquired. In the course of providing these services, SSGM may become aware that one or more of the collective funds or client accounts that State Street Bank manages (the "State Street Accounts") either have demand for certain of the securities contained in the Fund's custody account or have available for sale certain securities which are component securities of the investment portfolio that Trust (on behalf of the affected Fund) has directed SSGM to construct. In such event, SSGM may, in its capacity as manager of the State Street Accounts and consistent with its obligations to the State Street Accounts, extend to the affected Fund either an offer to purchase from the custody account a specific list of securities or to sell to the custody account a specific list of securities on behalf of the State Street Accounts. In such an event, the Trust (on behalf of the affected Fund), but not SSGM, has the authority and responsibility to determine whether to accept such an offer on behalf of the Fund's custody account.

I. CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the subadvisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the subadvisers to the various Funds of the Trust ("Subadvisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and subadvisers to the Funds and the interests of the Funds. These Codes do not generally prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions may apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Subadvisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Subadvisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J. FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 30 series, each corresponding to one of the Trust's 30 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders. Each series may issue four classes of shares: NAV shares (this is the initial class of shares issued by each Fund), Series I shares, Series II shares and Series III shares. Currently, the International Equity Index Fund is the only series ("Fund") of the Trust that issues the Series II or Series III class of shares. (Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.) Series III shares are not currently offered.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K. SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

     Voting of Series I and Series II Shares. Manulife New York and Manufacturers USA have the right to vote Series I and Series II shares upon matters that may be voted upon at any Trust shareholders' meeting with respect to the International Equity Index Fund. These companies will vote all Series I and Series II shares of the International Equity Index Fund of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the 1940 Act ("Contract Owner Instructions"). Each entity votes the shares it owns in proportion to Contract Owner Instructions.

L. SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" to currently available funds have been as follows:

                                                 "Seed Money" NAV
                                                 Shares Purchased     Date of
Fund                                             by John Hancock     Purchase
---------------------------------------------    ----------------    ----------
Large Cap Growth B                                     10,000,000       8/31/99
Fundamental Value............................           5,000,000       8/31/99
Fundamental Value B..........................           5,000,000       8/31/99
Fundamental Growth...........................           5,000,000       8/31/99
Mid Cap Value................................           5,000,000       4/30/03
Mid Cap Value B..............................           5,000,000        5/1/98
Small Cap Value..............................           5,000,000       8/31/99
Health Sciences..............................          20,000,000        5/1/01
Financial Industries.........................             200,000       4/29/03
International Opportunities..................          15,000,000        5/1/96
Overseas Equity..............................          20,000,000        5/1/96
Overseas Equity C............................          10,000,000        5/1/98
Bond Index...................................          25,000,000        5/1/98
Total Return Bond............................          25,000,000       4/30/03
High Yield Bond..............................          10,000,000        5/1/98

     John Hancock (or its affiliate) may redeem these NAV shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

     As of December 31, 2003, only the following Funds still have seed money that has not been withdrawn: Mid Cap Value Fund, Overseas Equity Fund, Overseas Equity C Fund (then known as the "Emerging Markets Equity Fund"), Health Sciences Fund and Total Return Bond Fund.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M. COMPUTING THE FUNDS' NET ASSET VALUE

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N. TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, and meet certain distribution requirements they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, or fails to distribute a sufficient amount of income or gains it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O. INFORMATION ABOUT FUND PERFORMANCE

How Money Market Fund Yields Are Calculated

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P. LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

Q. REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

                                                                      APPENDIX A

                             CORPORATE BOND RATINGS

     Moody's Investors Service, Inc. describes its ratings for corporate bonds as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1 -- This rating is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

     Fitch Inc. describes its ratings for corporate bonds as follows:

     AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     BB -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, C, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D -- Default. Securities are not meeting current obligations and are extremely speculative. ~DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category or to categories below 'CCC'.

                                                                      APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

The following pages of this appendix contain information on proxy voting polices, guidelines and procedures of the Trust and, with respect to its services to the Trust, John Hancock. After that, this appendix contains information on the proxy voting polices, guidelines and procedures of the following subadvisers:

--------------------------------------------------------------------------------
Subadviser                                                         Appendix Page
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Independence Investment LLC                                            B - 5
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John Hancock Advisers, LLC                                             B - 7
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Declaration Management & Research Company                              B - 11
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SSgA Funds Management, Inc.                                            B - 13
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T. Rowe Price Associates, Inc.                                         B - 18
--------------------------------------------------------------------------------
Morgan Stanley Investment Management Inc.                              B - 20
--------------------------------------------------------------------------------
Standish Mellon Asset Management Company LLC                           B - 25
--------------------------------------------------------------------------------
Wellington Management Company, LLP                                     B - 26
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Capital Guardian Trust Company                                         B - 27
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Pacific Investment Management Company LLC                              B - 30
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RREEF America L.L.C.                                                   B - 36
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Fidelity Management & Research Company                                 B - 42
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                      JOHN HANCOCK VARIABLE SERIES TRUST I
                      PROXY VOTING POLICIES AND PROCEDURES

I.    BACKGROUND

      On January 23, 2003, the Securities and Exchange Commission ("SEC") adopted a final rule regarding the Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies (the "IC Proxy Voting Rule"). The IC Proxy Voting Rule requires that a registered management investment company (1) disclose the policies and procedures that it uses to determine how it votes proxies relating to portfolio securities, and (2) file its complete proxy voting record on an annual basis with the SEC on Form N-PX, and make this record available to shareholders.

      On January 23, 2003, the SEC also adopted a final rule regarding Proxy Voting by Investment Advisers (the "IA Proxy Voting Rule" or Rule 206(4)-6). The IA Proxy Voting Rule requires, among other things, that an investment adviser that exercises voting authority over client securities adopt policies and procedures reasonably designed to ensure the adviser votes proxies in the best interest of clients and that the adviser maintains certain records relating to proxy voting.

      These Policies and Procedures (the "JHVST Proxy Voting Procedures") govern the exercise of voting authority with respect to portfolio securities of the John Hancock Variable Series Trust I (the "Trust" or "JHVST"), disclosures required by the IC Proxy Voting Rules, and the related matters set forth below.

II. DELEGATION OF VOTING AUTHORITY WITH RESPECT TO PORTFOLIO SECURITIES TO SUB-INVESTMENT MANAGERS

      The Trust has delegated voting authority with respect to portfolio securities to the sub-investment managers in the Sub-Investment Management Agreements among the Trust, John Hancock and the sub-investment managers. Consistent with this delegation, each sub-investment manager is responsible for the following:

      A. Adopting and implementing written policies and procedures in accordance with Rule 206(4)-6 reasonably designed to ensure that the sub-investment manager votes portfolio securities in the best interest of shareholders of the JHVST Fund (or a sleeve of the Fund) holding those portfolio securities. Those procedures should also address material conflicts that may arise between on one hand, the interest of the Fund (a sleeve of the Fund) shareholders, and on the other hand, the interest of the Fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter;

      B.  Exercising voting authority with respect to portfolio securities;

      C. Providing John Hancock Life Insurance Company ("John Hancock") with a copy and a description of the sub-investment manager's proxy voting procedures and any amendment or revisions to those procedures or the description;

      D. Providing John Hancock with a written record, in accordance with instructions provided by John Hancock, of how the sub-investment manager exercised votes with respect to portfolio securities; and

      E. Providing an annual report regarding proxy voting according to instructions provided by John Hancock.

      John Hancock, the JHVST's investment adviser, will not have voting authority with respect to portfolio securities, but will have the responsibilities set forth below.

III.  DISCLOSURES

      John Hancock will be responsible for making the following disclosures on behalf of the Trust:

      A.  Description of Proxy Voting Policies and Procedures in Registration
          Statements: All registration statements and post-effective amendments that are annual updates to effective registrations statements, filed on or after July 1, 2003, will include a copy of, or a description of, the JHVST Proxy Voting Procedures and the proxy voting procedures of all sub-investment managers.

      B. Availability of the Description of Policies and Procedures: All shareholder annual and semi-annual reports transmitted after the disclosure in Section III.A. is made, will disclose that shareholders may obtain a copy of a description of the Trust's proxy voting policies and procedures by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      C. Availability of Fund's Proxy Voting Record: All initial registration statements and post-effective amendments that are annual updates to effective registration statements, filed on or after August 31, 2004, as well as all shareholder reports filed after August 31, 2004, will disclose that a shareholder may obtain a copy of the Trust's actual proxy voting record on Form N-PX by the following methods:
          1. Upon request and without charge, by calling a specified toll-free (or collect) telephone number, or
          2.   On the SEC's website at http://www.sec.gov.

      D. Requests for Information: If John Hancock receives a request for information as provided in Section III.B. or III.C., John Hancock will respond to the request within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

V.    PREPARATION AND FILING OF FORM N-PX

      John Hancock will be responsible for filing Form N-PX on behalf of the Trust, as required by Rule 30b1-4 under the Investment Company Act of 1940. The sub-investment mangers are responsible for providing to John Hancock the information required to be filed in the Form N-PX at a time designated by and in a format acceptable to John Hancock.

VI.   ANNUAL REPORT ON PROXY VOTING

      On an annual basis, John Hancock will prepare a summary report regarding the sub-investment managers' proxy voting policies and procedures and proxy voting activity with respect to portfolio securities for presentation to and consideration by the Trustees. The sub-investment managers will provide information reasonably requested by John Hancock for this annual report.

VI.   AMENDMENTS TO SUB-INVESTMENT MANAGER PROXY VOTING POLICIES AND PROCEDURES

      Each sub-investment manager will provide to John Hancock a copy of, and a description of, its proxy voting policies and procedures. If a sub-investment manager amends or otherwise revises its proxy voting policies and procedures, the sub-investment manager will provide a copy to John Hancock of its amended or revised proxy voting policies and procedures (and any revisions to its description of those policies and procedures) by no later than ten (10) business days after the effective date of the amendment or revision.

VII.  RECORDKEEPING

      A. Each sub-investment manager shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of the sub-investment manager. These records include:
          1. The sub-investment manager's proxy voting policies and procedures (and any amendments or revisions);
          2. Proxy statements that the sub-investment manager receives regarding portfolio securities;
          3.   Records of each vote cast by the sub-investment manager; and
          4. Any document prepared by the sub-investment manager that was material to making a decision on how to vote with respect to portfolio securities, or that memorialized a decision to vote.

      B. John Hancock shall maintain the books and records relating to proxy voting required under Rule 204-2 that it has for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of John Hancock. These records include:
          1. The JHVST Proxy Voting Procedures (and any amendments or revisions); and
          2. A copy of each written request for information on proxy voting by a shareholder, and a copy of any written response.

VIII. MISCELLANEOUS

      A. Any sub-investment manager of a JHVST Fund that invests exclusively in non-voting securities is not required to comply with these JHVST Proxy Voting Procedures with respect to that Fund, except that the sub-investment manager will be required to provide a certification to John Hancock that the Fund invests exclusively in non-voting securities.

      B. The Trust participates in a securities lending program. Nothing in these Procedures should be interpreted as requiring that a sub-investment manager exercise voting authority with respect to a portfolio security that is out on loan at the time.

      C. Each sub-investment manager is obligated to provide to John Hancock promptly and without charge, any record or information regarding proxy voting reasonably requested by John Hancock.

      D. The fact that one JHVST fund or one sleeve of a JHVST fund votes a proxy one way and another JHVST fund or another sleeve of the JHVST fund votes the same proxy another way or does not vote the proxy will not, by itself, constitute a material conflict of interest.

                                                       (Effective: July 1, 2003)

                           INDEPENDENCE INVESTMENT LLC
                                ("Independence")
                      PROXY VOTING POLICIES AND PROCEDURES

At Independence, we recognize that many decisions regarding proxy voting may affect the value of a client's account, and, therefore, should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our principles and our process for voting proxies on securities held in client accounts where Independence has discretion to vote the proxies.

General Principles
------------------

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5) It is our general policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority nor do we generally accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies and, in limited instances, certain clients such as labor unions may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances, in which case we will not have voting discretion but will vote in accordance with the client's direction. Other clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

We maintain a set of proxy voting guidelines that describe in greater detail how we generally vote specific issues for our clients. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. The guidelines are available to clients upon request. We will from time to time review this proxy voting policy and our guidelines and may adopt changes from time to time. Clients may contact the Compliance Office by calling 617-228-8603 or via e-mail at compliance@independence.com for a copy of our current guidelines or to obtain a record of how we voted the proxies for their account.

Process
-------

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are generally responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for our equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis, as well as maintaining all of the proxy voting records with respect to our clients' holdings. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon our own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our client, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

II.  Conflicts of Interest
     ---------------------

We manage the assets of various public and private company clients, and invest in the equity securities of certain public companies on behalf of our clients./2/ We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships/3/ or material personal/family relationships/4/ with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee ("the Committee"). The Committee consists of the Head of US Equities, the Head of Fundamental Research and the members of the Compliance Office. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom we have a material business relationship, and requiring analysts to screen the proxies identified by ISS against such list and to bring such conflicts, and any other conflicts of which they are aware, to the attention of the Committee. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee, or the analyst responsible for voting the proxy, actually knows of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

Independence is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we manage, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide on how to vote the JHFS proxy. The Committee would, in most cases, base its proxy voting decision according to the guidance provided by ISS. The Committee will document the rationale for its decision.

It is Independence's policy not to accept any input from any other person or entity, including its affiliates when voting proxies for any security. In the event that an Independence employee was contacted by any affiliate, or any other person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Office and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with a member of the Compliance Office, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                    Adopted 8/03

----------
/2/ It is Independence's general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.
/3/ For purposes of this proxy voting policy, a "material business relationship" is considered to arise in the event a client has contributed more than 5% of Independence's annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.
/4/ For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) personal and/or family relationships between any Independence employee who is involved in the proxy voting process (e.g., analyst, portfolio manager, and/or members of the Proxy Voting Committee, as applicable) or senior executives, and directors or senior executives of issuers for which the adviser may vote proxies, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

                           JOHN HANCOCK ADVISERS, LLC
                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

PROXY VOTING GUIDELINES

     Board of Directors
     ------------------

     We believe good corporate governance evolves from an independent board.

     We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

     We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

     In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

     Selection of Auditors
     ---------------------

     We believe an independent audit committee can best determine an auditor's qualifications.

     We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

     Capitalization
     --------------

     We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

     In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

     Acquisitions, mergers and corporate restructuring
     -------------------------------------------------

     Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

     Corporate Structure and Shareholder Rights
     ------------------------------------------

     In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

     To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

     Equity-based compensation
     -------------------------

     Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

     We will vote against the adoption or amendment of a stock option plan if the:
     .  The compensation committee is not fully independent
     . plan dilution is more than 10% of outstanding common stock, . company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     . if the option is not premium priced or indexed, or does not vest based on future performance

     With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     . the plan allows stock to be purchased at less than 85% of fair market value;
     .  this plan dilutes outstanding common equity greater than 10%
     . all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     .  if the potential dilution from all company plans is more than 85%

     With respect to director stock incentive/option plans, we will vote against management if:
     . the minimum vesting period for options or time lapsing restricted stock is les than one year
     .  if the potential dilution for all company plans is more than 85%

     Other Business
     --------------

     For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     .  change the company name;
     .  approve other business;
     .  adjourn meetings;
     .  make technical amendments to the by-laws or charters;
     .  approve financial statements;
     .  approve an employment agreement or contract.

     Shareholder Proposals
     ---------------------

     Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     .  calling for shareholder ratification of auditors;
     .  calling for auditors to attend annual meetings;
     .  seeking to increase board independence;
     .  requiring minimum stock ownership by directors;
     . seeking to create a nominating committee or to increase the independence of the nominating committee;
     .  seeking to increase the independence of the audit committee.

     Corporate and social policy issues
     ----------------------------------

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

     Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCEDURES

     The role of the proxy voting service
     ------------------------------------

     JHA and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

     The role of the proxy oversight group and coordinator
     -----------------------------------------------------

     The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

     The role of mutual fund trustees
     --------------------------------

     The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

     Conflicts of interest
     ---------------------

     Conflicts of interest are resolved in the best interest of clients.

     With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

                      DECLARATION MANAGEMENT & RESEARCH LLC
                                 ("Declaration")
                       PROXY VOTING POLICY AND PROCEDURES

Declaration is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.

I.   GENERAL PRINCIPLES

     In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

     1) As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client's account should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of the client's account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

     2) Proxy questions should be considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

     3) If a proxy question clearly has the capability of affecting the economic value of the issuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

     4) In certain circumstances, even though a proposal might appear to be beneficial or detrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

     5) It is our policy that when we are given authority to vote proxies for a client's account, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

     Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

     We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time. Clients may contact Carole Parker, our Compliance Officer, by calling 703-749-8240 or via e-mail at cparker@declaration.com to obtain a record of how we voted the proxies for their account.

II.  PROCESS

     At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest. The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues. Portfolio managers may also provide input when appropriate. Proxy voting mechanics are the responsibility of the analyst.

     We may abstain from voting a client proxy if we conclude that the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant. We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

     We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's Edgar system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III. CONFLICTS OF INTEREST

     We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients. As noted above, we invest principally in fixed income securities with respect to which proxies are not required to be voted. However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client's portfolio with respect to which a vote was required, we would be responsible for voting proxies for that security.

     We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have material business relationships or material personal/family relationships/5/ with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover). To address these potential conflicts we have established a Proxy Voting Committee (the "Committee"). The Committee consists of the President, the Senior Vice President - Director of Portfolio Management, and the Compliance Officer. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship. However, a potential conflict shall be deemed to exist only if one or more of the members of the Committee actually know of the potential conflict. The Committee will work with the analyst assigned to the specific security to oversee the proxy voting process for securities where we believe we may have potential conflicts.

     The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict. The Committee will consider the analyst's recommendation, make a decision on how to vote the proxy and document the Committee's rationale for its decision.

     Declaration is a wholly owned subsidiary of John Hancock Life Insurance Company, which is a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), a public company. It is our general policy not to acquire or hold JHFS stock on behalf of our clients. However, in the event that a client were to hold JHFS stock in a portfolio which we managed, and we were responsible for voting a JHFS proxy on behalf of the client, the Committee would decide how to vote the JHFS proxy in a manner that it believes will maximize shareholder value. The Committee will document the rationale for its decision.

     It is Declaration's policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security. In the event that a Declaration employee was contacted by any affiliate or any other person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Compliance Officer and would be documented. The Committee would then decide how to vote the proxy in question and would document the rationale for its decision. If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Compliance Officer, and a decision will be made whether to refer the proxy to the Committee for voting. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

                                                                   Adopted 07/03

----------

/5/For purposes of this proxy voting policy, a "material personal/family relationship" is one that would be reasonably likely to influence how we vote proxies. To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

                           SSgA FUNDS MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)  provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)  matches proxies received with holdings as of record date;

     5)  reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)  documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

     The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or
     (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

     In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

     FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

     For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

     I. FM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.
          . Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities
          .  Approval of auditors
          .  Directors' and auditors' compensation
          .  Directors' liability and indemnification
          .  Discharge of board members and auditors
          .  Financial statements and allocation of income
          . Dividend payouts that are greater than or equal to country and industry standards
          .  Authorization of share repurchase programs
          .  General updating of or corrective amendments to charter
          .  Change in Corporation Name
          .  Elimination of cumulative voting

     II. FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:
          . Capitalization changes which eliminate other classes of stock and voting rights
          . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
          . Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
          .  Elimination of "poison pill" rights
          . Stock purchase plans with an exercise price of not less that 85% of fair market value
          .  Stock option plans which are incentive based and not excessive
          .  Other stock-based plans which are appropriately structured
          .  Reductions in super-majority vote requirements
          .  Adoption of anti-"greenmail" provisions

     III. FM votes against management on the following items, which have potentially substantial financial or best interest impact:
          . Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
          . Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
          . Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
          .  Elimination of Shareholders' Right to Call Special Meetings
          .  Establishment of classified boards of directors
          . Reincorporation in a state which has more stringent anti-takeover and related provisions
          . Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
          .  Excessive compensation
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
          .  Adjournment of Meeting to Solicit Additional Votes

          . "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
          . Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:
          . Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
          . For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
          . Against offers when there are prospects for an enhanced bid or other bidders
          . For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

     Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     I. FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Requirements that auditors attend the annual meeting of shareholders
          .  Establishment of an annual election of the board of directors
          . Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
          . Mandates that amendments to bylaws or charters have shareholder approval
          . Mandates that shareholder-rights plans be put to a vote or repealed . Establishment of confidential voting
          . Expansions to reporting of financial or compensation-related information, within reason
          .  Repeals of various anti-takeover related provisions
          .  Reduction or elimination of super-majority vote requirements
          .  Repeals or prohibitions of "greenmail" provisions
          .  "Opting-out" of business combination provisions
          . Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:
          . Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
          . Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
          . Mandates that Audit, Compensation and Nominating Committee members should all be independent directors
          . Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     III. FM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:
          .  Limits to tenure of directors
          . Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
          .  Restoration of cumulative voting in the election of directors
          . Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
          . Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
          . Proposals which require inappropriate endorsements or corporate actions
          . Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.
          . Proposal asking companies to adopt full tenure holding periods for their executives.
          . Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

     We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

     Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

     In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

     As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

     Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

     As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

     As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

     In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

     Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                         T. ROWE PRICE ASSOCIATES, INC.
                                ("T. Rowe Price")
                        PROXY VOTING PROCESS AND POLICIES

T. Rowe Price Associates, Inc. (and T. Rowe Price International, Inc.) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
--------------------
The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
------------------------
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
----------------------------------------------
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
-----------------------------
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

     Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

     Executive Compensation
Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

     Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

     Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
----------------------------------------------
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                                    ("MSIM")
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - MSIM's policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          .  Selection or ratification of auditors.
          .  Approval of financial statements, director and auditor reports.
          .  Election of Directors.
          . Limiting Directors' liability and broadening indemnification of Directors.
          . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
          .  General updating/corrective amendments to the charter.
          .  Elimination of cumulative voting.
          .  Elimination of preemptive rights.
          . Provisions for confidential voting and independent tabulation of voting results.
          . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes
          ----------------------

          . Capitalization changes that eliminate other classes of stock and voting rights.
          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
          .  Proposals for share repurchase plans.
          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
          .  Proposals to effect stock splits.
          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation
          ------------

          . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
          . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
          . Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters
          ---------------------

          . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
          .  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
          . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
          .  Creation of "blank check" preferred stock.
          .  Changes in capitalization by 100% or more.
          . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
          . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
          .  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee:

          Corporate Transactions
          ----------------------

          . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
          . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
          . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
             (i)   Whether the stock option plan is incentive based;
             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions
          ------------------------

          .  Proposals requiring shareholder ratification of poison pills.
          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
          .  Requiring auditors to attend the annual meeting of shareholders.
          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
          . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
          .  Confidential voting.
          .  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.
          .  Proposals that limit tenure of directors.
          .  Proposals to limit golden parachutes.
          . Proposals requiring directors to own large amounts of stock to be eligible for election.
          .  Restoring cumulative voting in the election of directors.
          . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
          . Proposals that limit retirement benefits or executive compensation. . Requiring shareholder approval for bylaw or charter amendments.
          . Requiring shareholder approval for shareholder rights plan or poison pill.
          .  Requiring shareholder approval of golden parachutes.
          .  Elimination of certain anti-takeover related provisions.
          .  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
          . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
          . Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The

               Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC
                                    ("SMAC")
                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

SMAC, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, SMAC seeks to act solely in the best financial and economic interest of the applicable client. SMAC will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. SMAC generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. SMAC will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, SMAC will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, SMAC weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

SMAC recognizes its duty to vote proxies in the best interests of its clients. SMAC seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, SMAC and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

SMAC will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, SMAC will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                                                               Approved 6/6/2003

                        WELLINGTON MANAGEMENT COMPANY LLP
                            ("Wellington Management")
                SUMMBARY OF PROXY VOTING POLICIES AND PROCEDURES

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the Funds due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                         CAPITAL GUARDIAN TRUST COMPANY
                                    ("CGTC")
                       PROXY VOTING POLICY AND PROCEDURES

POLICY

     CGTC provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

     Fiduciary Responsibility and Long-term Shareholder Value
     --------------------------------------------------------

     CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

     CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

     Special Review
     --------------

     From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

     Proxy Review Process
     --------------------

     Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

     The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

     All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

     For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

     CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

     Proxy Voting Guidelines
     -----------------------

     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

     CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

     . Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
     . Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
     . Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
     . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

     Special Review Procedures
     -------------------------

     If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

     Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

     Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

     CGTC's Proxy Voting Record
     --------------------------
     Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

     Annual Assessment
     -----------------
     CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

     Effective Date
     --------------
     This policy is effective as of August 1, 2003.

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
                                    ("PIMCO")
                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./6/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./7/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./8/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./9/

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy
----------------------------
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest
---------------------
PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;/10/
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

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/6/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
/7/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/8/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/9/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.
/10/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records
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Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping
--------------------
PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight
--------------------
PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures. Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).
     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.
     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.
     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues
---------------------------------
In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     Board of Directors
     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses
     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.
     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses
     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure
     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock:
          (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights;
          (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights;
          (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and
          (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation
     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation
          State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings
     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

     For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
     (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.
     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.
     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.
     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.
     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities
     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions
     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.
     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.
     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                              RREEF AMERICA L.L.C.
                                    ("RREEF")
                       PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICY

RREEF, as a federally registered investment adviser, often has voting power with respect to securities in client accounts. When RREEF has proxy voting power with respect to securities in a client's account, it owes certain fiduciary duties with respect to the voting of proxies. These fiduciary duties include (a) the duty of care which requires RREEF to monitor corporate events and to vote the proxies and (b) the duty of loyalty which requires RREEF to vote proxies in a manner consistent with the best interests of the client and to put the client's interests before RREEF's own interests. In keeping with its fiduciary duties, RREEF has adopted and implemented this Proxy Voting Policy which sets forth RREEF's policies and procedures designed to ensure that RREEF votes each client's securities in the best interest of the client.

Notwithstanding anything in this Proxy Voting Policy, RREEF places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, RREEF may make exceptions to this Proxy Voting Policy.

I.   PROXY VOTING DECISIONS

RREEF portfolio management teams will monitor corporate actions, make proxy voting decisions, describe the basis on which a proxy voting decision is made if the decision is inconsistent with the Proxy Voting Guidelines (see Section V below), and be responsible for ensuring that proxies are submitted in a timely manner. Specifically, each analyst is responsible for making a voting recommendation on each proposal in such analyst's sector. Each analyst will communicate his or her voting recommendations in hardcopy or via e-mail to the portfolio manager. The portfolio manager will review the recommendations and inform the analyst, the sector portfolio manager and the group's executive assistant whether the recommendation has been approved. The executive assistant will then coordinate the vote for each proxy.

As a general rule, RREEF will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with RREEF's Proxy Proposal Guidelines (see Section V below), unless a client specifically instructs RREEF in writing to vote such client's securities otherwise. When making proxy voting decisions, RREEF may seek advice or assistance from third party consultants, such as proxy voting services (e.g., Institutional Shareholder Services) or legal counsel.

II.  CONFLICTS OF INTEREST

RREEF has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. In addition, RREEF's affiliates, including Deutsche Bank AG, Deutsche Bank Americas and Deutsche Asset Management ("DeAM"), have adopted certain policies and procedures (including, among others, Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy) to preserve the independence of investment managers and to address various conflicts of interest. Nonetheless, from time to time, a proxy proposal may still involve a conflict between the interests of RREEF's client and the interests of RREEF or an affiliated person of RREEF. For example, a conflict may arise if RREEF client accounts held securities issued by a company when that company (or its affiliate or pension plan) was also RREEF's client. As another example, a conflict may arise if RREEF client accounts held securities issued by a company with which a RREEF affiliate has significant investment banking business.

RREEF securities personnel who are aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how RREEF votes client proxies has a duty to inform the Compliance Officer, or a designee, of such situation, including any relevant details. In the case of a person participating in the deliberation on a specific vote, such information should be conveyed before engaging in any activities or participating in any discussion relating to such vote. No retaliatory action will be taken against any person for reporting, in good faith, an actual or apparent conflict.

RREEF personnel responsible for voting client proxies should consult with the Compliance Officer, who may consult with legal counsel if necessary, to determine whether a material conflict appears to exist with respect to a given proxy proposal. The Compliance Officer may also consult the Proxy Voting Working Group of Deutsche Asset Management when a material conflict situation arises. When a material conflict appears to exist and cannot be adequately addressed or resolved by RREEF's other policies and procedures (including RREEF's Proxy Voting Guidelines attached as an Appendix to this Proxy Voting Policy), or its structural independence from its affiliates, the following procedures will be followed:

     .    Before voting proxies for clients affected by the conflict, RREEF will
          (a) disclose the nature of the conflict to such clients; (b) inform such clients how RREEF plans to vote the proxies; and (c) give each such client the opportunity, by a certain date, to waive the conflict or to instruct RREEF how to vote the proxies affected by the conflict.
     . If a client instructs RREEF how to vote proxies affected by the conflict, RREEF will vote such proxies in accordance with such client's instructions. If a client waives the conflict or does not respond in a timely manner, RREEF will vote such proxies as previously disclosed to the client in accordance with this Proxy Voting Policy.
     . RREEF will take such other action as may be deemed necessary or appropriate, including, without limitation, recusing certain persons from the proxy vote at issue.

Nothing in these procedures is intended to revoke RREEF's voting power with respect to proxies relating to proposals that do not pose a material conflict.

III. DISCLOSURES TO CLIENTS

Upon a client's request, RREEF will furnish, without charge, to the requesting client (a) a copy of this Proxy Voting Policy or (b) information about how RREEF voted with respect to such client's securities. Except as otherwise directed by a client or required by law, RREEF will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client's securities.

RREEF will disclose to its clients, in its written disclosure statement on Part II of Form ADV or elsewhere (as deemed necessary or appropriate):
     . How clients may obtain information from RREEF about how RREEF voted with respect to their securities; and
     . A descriptive summary of RREEF's proxy voting policies and procedures as well as how a client may request a copy of this Proxy Voting Policy.

IV.  BOOKS AND RECORDS RELATING TO PROXIES

In connection with voting proxies and this Proxy Voting Policy, RREEF shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

     .    RREEF's policies and procedures relating to voting proxies;
     . A copy of each proxy statement that RREEF receives regarding clients' securities, provided that RREEF may rely on (a) a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
     . A record of each vote cast by RREEF on behalf of clients, provided that RREEF may rely on a third party to make and retain, on RREEF's behalf, pursuant to a written undertaking, records of votes cast;
     . Copies of any documents created by RREEF that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
     . A record of each written client request for proxy voting information and a copy of any written response by RREEF to any written or oral client request for information on how RREEF voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate RREEF office.

V.   PROXY VOTING GUIDELINES

The Proxy Voting Guidelines beginning on the next page sets forth how RREEF generally votes proxies with respect to certain proxy proposals that arise frequently. The Proxy Voting Guidelines are not intended to address every proxy proposal that may arise, and RREEF will evaluate on a case-by-case basis any proxy proposals not addressed in the Proxy Voting Guidelines. RREEF reserves the right to depart from the Proxy Voting Guidelines when RREEF believes that it is in the client's best interest to do so. Furthermore, instead of voting a proxy, RREEF may, as it deems in the client's interest, (a) intentionally refrain from voting a proxy or (b) sell the security. In addition, RREEF's proxy voting guidelines may be superceded by proxy voting policies or guidelines submitted by the client.

PROXY VOTING GUIDELINES

A.   Board of Directors

     1. Voting on Director Nominees in Uncontested Elections. RREEF America L.L.C. ("RREEF") votes on a case-by-case basis ballots for director nominees, considering such factors as RREEF may deem relevant, including, among others:
          .    nominee's background qualifications, such as education and experience;
          .    nominee's independence;
          .    nominee's financial expertise;
          .    composition of board and committees;
          .    nominee's attendance at board and committee meetings during the past two years;
          .    nominee's investment in the company;
          .    whether a retired CEO sits on the board;
          .    whether the chairman is also serving as CEO; and
          .    long-term corporate performance record relative to a market index.

          In cases of significant votes and when information is readily available, RREEF may also consider additional factors, such as:
          .    corporate governance provisions and takeover activity;
          .    whether the board is staggered;
          .    board decisions regarding executive pay;
          .    director compensation;
          .    number of other board seats held by nominee; and
          .    interlocking directorships.

     2. Chairman and CEO as Different Persons. Generally, RREEF votes for proposals that would require the positions of chairman and CEO to be held by different persons.

     3. Majority or Supermajority of Independent Directors. RREEF votes for proposals to require that the board be comprised of a majority or supermajority of independent directors.

     4. Stock Ownership Requirements. RREEF evaluates on a case-by-case basis shareholder proposals to require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     5. Term of Office. RREEF evaluates on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

     6. Director and Officer Indemnification and Liability Protection. RREEF evaluates on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

     7. Charitable Contributions. RREEF votes on a case-by-case basis shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

B.   Proxy Contests

     1. Voting for Director Nominees in Contested Elections. RREEF evaluates on a case-by-case basis votes in a contested election of directors, considering such factors as RREEF may deem relevant, including, among others:
          .    long-term financial performance of the target company relative to its industry;
          .    management's track record;
          .    background to the proxy contest;
          .    qualifications of director nominees (both slates);
          .    evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
               and
          .    stock ownership positions.

     2. Reimburse Proxy Solicitation Expenses. RREEF evaluates on a case-by-case basis decisions to provide full reimbursement for dissidents waging a proxy contest. In cases where RREEF recommends voting in favor of dissidents, RREEF generally votes for reimbursing proxy solicitation expenses.

C.   Outside Auditors

     When considering proposals involving outside auditors, RREEF considers such factors as RREEF may deem relevant, including, among other, (a) whether an auditor lacks independence due to a financial interest in or association with the company or otherwise, including the amount and type of non-audit fees received by the auditor; (b) whether the outside auditor has ever rendered an opinion that does not fairly present the company's financial position; and (c) whether the company's internal controls appear to be ineffective due to guidance provided by the outside auditor.

     1. Ratifying Auditors. RREEF evaluates on a case-by-case basis proposals to ratify outside auditors.

     2. Changing Auditors. RREEF evaluates on a case-by-case basis proposals to change outside auditors.

D.   Proxy Contest Defenses

     1.   Board Structure: Staggered vs. Annual Elections.
     .    RREEF votes against proposals to classify the board.
     . RREEF votes for proposals to repeal classified boards and to elect all directors annually.

     2.   Shareholder Ability to Remove Directors.
     . RREEF votes against proposals that provide that directors may be removed only for cause.
     . RREEF votes for proposals to restore shareholder ability to remove directors with or without cause.
     . RREEF votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     . RREEF votes for proposals that permit shareholders to elect directors to fill board vacancies.

     3.   Shareholder Ability to Call Special Meetings.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to call special meetings.
     . RREEF votes for proposals that remove restrictions on the right of shareholders to act independently of management.

     4.   Shareholder Ability to Act by Written Consent.
     . RREEF votes against proposals to restrict or prohibit shareholder ability to take action by written consent.
     . RREEF votes for proposals to allow or make easier shareholder action by written consent.

     5.   Shareholder Ability to Alter the Size of the Board.
     .    RREEF votes for proposals that seek to fix the size of the board.
     . RREEF votes against proposals that give management the ability to alter the size of the board without shareholder approval.

E.   Tender Offer Defenses

     1.   Poison Pills.
     . RREEF votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
     . RREEF reviews on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     . RREEF reviews on a case-by-case basis management proposals to ratify a poison pill.

     2.   Supermajority Shareholder Vote Requirement to Amend the Charter or
          Bylaws.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     3.   Supermajority Shareholder Vote Requirement to Approve Mergers.
     . RREEF votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
     . RREEF votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

F.   Capital Structure

     1.   Common Stock Authorization.
     . RREEF reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

     2.   Multiple Class Structures.
     . RREEF reviews on a case-by-case basis proposals to create multiple class capital structures to increase the number of shares issued, taking into account, among other things, whether the total number of shares is proportionately reduced.

     3.   Reverse Stock Splits.
     . RREEF reviews on a case-by-case basis proposals to implement a reverse stock split.

     4.   Blank Check Preferred Authorization.
     . RREEF votes on a case-by-case basis proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
     . RREEF reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
     . RREEF reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     5.   Shareholder Proposals Regarding Blank Check Preferred Stock.
     . RREEF votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     6.   Adjust Par Value of Common Stock.
     . RREEF votes for management proposals to reduce the par value of common stock.

     7.   Preemptive Rights.
     . RREEF reviews on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, RREEF looks at the size of a company and the characteristics of its shareholder base.

     8.   Debt Restructurings.
     . RREEF reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

     9.   Share Repurchase Programs.
     . RREEF votes on a case-by-case basis proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, taking into account, among other things, whether the share repurchase program appears to be for anti-takeover purposes.

H.   Equity Compensation

     In general, RREEF votes on a case-by-case basis on equity compensation plans (e.g., stock option plans, golden parachutes and employee stock ownership plans, 401(k) employee benefit plans, etc.) with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

     Notwithstanding the preceding sentence, as a general rule, RREEF believes that all outstanding options plus new options issued cannot be greater than 10% of the fully diluted number of shares, and RREEF will generally vote against proposals to establish equity compensation plans that exceed such 10% threshold.

     In addition, as a general policy, RREEF will vote against option plans that contain so-called "evergreen" formulae.

     In general, RREEF considers on a case-by-case basis proposals to make material amendments (e.g., increase in the number of options, repricing, expansion of plan participants, etc.) to equity compensation plans.

I.   State of Incorporation

     1.   Voting on State Takeover Statutes.
     . RREEF reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

     2.   Voting on Reincorporation Proposals.
     . RREEF reviews proposals to change a company's state or country of incorporation on a case-by-case basis.

J.   Mergers and Corporate Restructurings

     1.   Mergers and Acquisitions.
     RREEF votes on mergers and acquisitions on a case-by-case basis, considering such factors as RREEF may deem relevant.

     2.   Corporate Restructuring.
     . RREEF votes on corporate restructuring proposals (including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales) on a case-by-case basis.

     3.   Spin-offs.
     . RREEF votes on spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     4.   Asset Sales.
     . RREEF votes on asset sales on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     5.   Liquidations.
     . RREEF votes on liquidations on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     6.   Appraisal Rights.
     . RREEF votes for proposals to restore, or provide shareholders with, rights of appraisal.

     7.   Changing Corporate Name.
     .    RREEF votes for changing the corporate name.

K.   Social And Environmental Issues

     In general, RREEF abstains from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

     Effective Date for Proxy Voting Policy and Guidelines: As of August 6, 2003

                      FIDELITY MANAGEMENT& RESEARCH COMPANY
                                     ("FMR")
            PROXY VOTING GUIDELINES FOR FUNDS SUB-ADVISED BY FMR CO.

The following Proxy Voting Guidelines were established in consultation with Fidelity Management & Research Company, the subadviser to the Earnings Growth Fund. These guidelines are reviewed periodically by FMR and by non-interested trustees of Fidelity's Boards of Trustees and, accordingly, are subject to change. The guidelines are current as of March, 2004.

I.     General Principles

       A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

       B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

       A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.   Authorization of "Blank Check" Preferred Stock.

       D.   Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.   Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.   Supermajority Provisions.

       F.   Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.   Transfer of authority from shareholders to directors.

       I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                 (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                 a. They are granted by a compensation committee composed
                    entirely of independent directors.

                 b. They are limited to 5% (large capitalization company) and
                    10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                 a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                 b. The repricing is rarely used and then only to maintain
                    option value due to extreme circumstances beyond management's control; and

                 c. The repricing is limited to no more than 5% (large
                    capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

       A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

       D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.   Executive Compensation

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
       (i) whether the company has an independent compensation committee; and
       (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

              MIT International Index Trust and JHVST International
                Equity Index Fund Pro Forma Financial Statements

     The Pro Forma Combining Statement of Operations set out below provides information about the impact of the proposed Reorganization by indicating how the Reorganization might have affected the Funds' results of operations if the Reorganization had been consummated as of December 31, 2002. The Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Schedule of Portfolio Investments show how the Reorganization might have affected the Funds' assets and liabilities if it had been consummated as of December 31, 2003. In each case the combined results give effect to the pro-forma adjustments described in the related footnotes.

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003
(Unaudited)

(000's Omitted)
                                                                           VST             MIT
                                                                      International    International                 Pro forma
                                                                      Equity Index      Index Trust   Adjustment     Combined
                                                                      ---------------------------------------------------------
Assets:
Investments in securities, at value                                   $   167,180     $   108,882                   $   276,062
(Cost: Acquired Fund - $110,150
       Acquiring Fund - $142,128)
Foreign currency at value                                                      47              17                            64
(Cost: Acquired Fund - $17
       Acquiring Fund - $47)
Receivable for:
   Investments sold                                                             1               4                             5
   Fund shares sold                                                            80              94                           174
   Income receivable                                                          242              88                           330
(Net of withholding taxes or: Acquired Fund - $8
                              Acquiring Fund - $ -)
   Futures contracts variation margin                                           9               5                            14
   Forward foreign currency exchange
     contracts sold                                                            74                                            74
   Foreign tax withholding reclaims                                                            22                            22
   Other assets                                                                 6               1                             7
                                                                      ---------------------------------------------------------
Total assets                                                              167,639         109,113                       276,752
                                                                      ---------------------------------------------------------

LIABILITIES
Payables for:
   Collateral for securities on loan                                        8,571           9,718                        18,289
   Due to adviser                                                                               1                             1
   Forward foreign currency exchange
     contracts purchased                                                       12                                            12
   Other liabilities                                                           20              18                            38
                                                                      -----------     -----------                   -----------
Total liabilities                                                           8,603           9,737                        18,340
Net assets                                                            $   159,036     $    99,376                   $   258,412
                                                                      ===========     ===========                   ===========

Composition of net assets:
   Capital paid-in                                                    $   169,313     $   105,444                   $   274,757
   Accumulated net realized loss on investments,
     futures and foreign currency transactions                            (22,996)         (4,586)                      (27,582)

   Undistributed net investment loss                                         (421)           (415)                         (836)

   Net unrealized appreciation (depreciation) of:
     Investments                                                           13,002          (1,268)                       11,734
     Futures                                                                   79             195                           274
     Translation of assets and liabilities in foreign currencies               59               6                            65
                                                                      -----------     -----------                   -----------
Net assets                                                            $   159,036     $    99,376                   $   258,412D
                                                                      ===========     ===========                   ===========

Outstanding Shares:

NAV Shares                                                             11,508,157                                    11,508,157
Series I Shares - A                                                                                   5,947,684       5,947,684
Series II Shares - B                                                                                  1,242,867       1,242,867
Series I Shares - MIT International Index Trust - A                                     9,056,146
Series II Shares - MIT International Index Trust - B                                    1,891,609
Series III Shares - MIT International Index Trust - C                                         374          (374)            -
Net asset value per share:

NAV Shares                                                            $     13.82                                   $     13.82
Series I Shares - A                                                           -                                           13.82
Series II Shares - B                                                          -                                           13.82
Series I Shares - MIT International Index Trust - A,D                                 $      9.08
Series II Shares - MIT International Index Trust - B,D                                       9.08


A - Series I of the Acquired Fund are exchanged for Series I of the Acquiring Fund upon consummation of the reorganization. Initial per share values of Series I shares are presumed to equal that of NAV Shares.

B - Series II of the Acquired Fund are exchanged for Series II of the Acquiring Fund upon consummation of the reorganization. Initial per share values of Series II shares are presumed to equal that of NAV Shares.

C - The Series III shares were all redeemed prior to the record date for The Special Meeting of Shareholders to vote on the reorganization.

D - The pro forma figures for net assets and net asset values per share do not reflect Manulife U.S.A.'s withdrawal, in February and April 2004, of seed capital in the amount of $34,477,450 at December 31, 2003 from the Acquired Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA COMBINING STATEMENT OF OPERATIONS
December 31, 2003
(Unaudited)

(000's Omitted)

                                              VST International  MIT International                    Pro forma
                                                Equity Index        Index Trust       Adjustments     Combined
                                               ---------------------------------------------------------------
Investment Income:
   Interest                                    $         57        $       100      $                 $    157
   Dividends                                          2,738              1,739                           4,477
   Securities lending                                   146                 41                             187
   Less Foreign taxes withheld                                            (182)                           (182)
                                               ------------        -----------                        --------
Total investment income                               2,941              1,698                           4,639

Expenses:
   Investment advisory fee                              214                288          (231)   A          271
   Custodian fees                                       253                 18          (244)   B           27
   Fund administration fees                                                  8            (8)   B            -
   Audit & Legal fees                                    25                 15           (10)   B           30
   Printing & mailing fees                               10                  6            (3)   B           13
   Registration and filing fees                                              1            (1)   B            -
   Trustees' fees                                         4                  1                               5
     Other fees                                          10                  2            (1)   B           11
     Distribution fee for Series I                                          91           152    C          243
     Distribution fee for Series II                                         40            29    C           69
                                               ------------        -----------      ---------         --------
Total expenses                                          516                470                             669  D
   Less expenses reimbursed                            (189)               (15)           --
                                               ------------        -----------      ---------         --------
Net expenses                                            327                455          (317)              669
                                               ------------        -----------                        --------
Net investment income                                 2,614              1,243                           3,972
                                               ------------        -----------                        --------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
   Investments                                       (7,135)              (133)                         (7,268)
   Financial futures contracts                          282              1,406                           1,688
   Foreign currency transactions                        516               (277)                            239

Change in unrealized appreciation
     (depreciation) on:
   Investments                                       50,873             21,167                          72,040
   Futures                                              171                193                             364
   Translation of assets and
     liabilities in foreign currencies                   (4)                (9)                            (13)
                                               ------------        -----------                        --------
Net realized and unrealized gain                     44,703             22,347                          67,050
                                               ------------        -----------                        --------
Net increase in net assets
     resulting from operations                 $     47,317        $    23,590                        $ 71,201
                                               ============        ===========                        ========


Pro Forma Adjustments:

     (A)  Adjustment to reflect the change in advisory fees upon reorganization.
     (B) Adjustment to reflect the reduction in the custodian agreement fees and elimination of duplicate expenses upon reorganization.
     (C) Adjustment to reflect the increase in 12b-1 fees associated with the proposed merger.
     (D) Adjustment has not been made to reflect estimated one-time proxy, legal and other expenses of the reorganization in the pro-forma Statement of Operations. These estimated expenses are $75,000 for each Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2003 (Unaudited)

The Schedule of Investments is a complete list of all the securities owned by the V.S.T. International Equity Index and the MIT International Index Trust, combined on December 31, 2003.

                                              -------------------------------------------------------------------------------------
                                              VST INTERNATIONAL EQUITY INDEX  MIT INTERNATIONAL INDEX TRUST   PRO FORMA COMBINED
                                              -------------------------------------------------------------------------------------
                                                            MARKET VALUE        NUMBER OF   MARKET VALUE    NUMBER OF  MARKET VALUE
     Name of Issuer                               SHARES       (000'S           SHARES OR      (000'S        SHARES OR    (000'S
                                                              OMITTED)          PAR VALUE     OMITTED)      PAR VALUE    OMITTED)
                                              -------------------------------------------------------------------------------------
COMMON STOCK

Australia - 3.9%                              #
Alumina, Ltd. *                                      19,300        95             13,123          65          32,423          160
Amcor, Ltd. *                                                                     10,060          63          10,060           63
AMP, Ltd.                                            50,472       190             17,632          66          68,104          256
Ansell, Ltd. *                                       11,800        57              2,243          11          14,043           68
Aristocrat Leisure, Ltd. *                                                         2,388           3           2,388            3
Austrailia Gas Light Company, Ltd. *                                               5,101          43           5,101           43
Australia and New Zealand Bank Group Ltd. *                                       20,981         279          20,981          279
Australian Stock Exchange, Ltd. *                                                  1,311          17           1,311           17
BHP Steel *                                          33,357       141              9,229          39          42,586          180
Boral, Ltd. *                                                                      6,916          26           6,916           26
Brambles Industries, Ltd. * (a)                                                   11,480          46          11,480           46
Broken Hill Proprietary Co., Ltd. *                  78,691       722             43,744         401         122,435        1,123
Centro Props Group *                                                               6,710          20           6,710           20
CFS Gandel Retail Trust *                                                         13,880          14          13,880           14
Coca-Cola Amatil, Ltd. *                                                           5,717          27           5,717           27
Cochlear, Ltd. *                                                                     563           9             563            9
Coles Myer, Ltd. *                                   23,600       134             12,639          72          36,239          206
Commonwealth Bank of Australia                       27,670       614             14,641         325          42,311          939
Commonwealth Property Office Fund *                                               16,430          14          16,430           14
Computershare, Ltd. *                                                              4,926          12           4,926           12
CSL, Ltd. *                                           2,600        35              1,843          25           4,443           60
CSR, Ltd.                                            65,000        91              9,889          14          74,889          105
David Jones, Ltd. *                                                                2,251           2           2,251            2
Deutsche Office Trust *                                                           14,906          12          14,906           12
Foster's Brewing Group, Ltd. *                       39,000       132             25,387          86          64,387          218

The accompanying notes are an integral part of the financial statements.

Futuris Corp., Ltd. *                                                           6,834          8               6,834            8
General Property Trust                              168,892       380          22,880         51             191,772          431
Harvey Norman Holding, Ltd. *                                                   5,707         13               5,707           13
HHG plc *                                            50,472        36                                         50,472           36
Iluka Resources, Ltd. *                                                         2,500          8               2,500            8
Investa Property Group *                                                       15,352         23              15,352           23
James Hardie Industries NV *                                                    5,490         28               5,490           28
John Fairfax Holdings, Ltd. *                                                  10,236         27              10,236           27
Leighton Holdings *                                                             1,493         13               1,493           13
Lend Lease Corp.                                     10,600        80           4,246         32              14,846          112
Lion Nathan,  Ltd. *                                                            3,000         14               3,000           14
Macquarie Bank, Ltd. *                                                          2,499         67               2,499           67
Macquarie Goodman *                                                            15,874         20              15,874           20
Macquarie Infrastructure Group *                                               21,866         56              21,866           56
Mayne Nickless, Ltd. *                                                          8,985         22               8,985           22
Mirvac Group *                                                                  7,935         26               7,935           26
National Australia Bank, Ltd.                        31,556       712          17,545        396              49,101        1,108
Newcrest Mining, Ltd. *                                                         3,890         38               3,890           38
News Corp., Ltd.                                     31,113       281          17,031        154              48,144          435
NRMA Insurance Group, Ltd. *                                                   20,058         64              20,058           64
OneSteel, Ltd.                                       37,275        57           5,172          8              42,447           65
Orica, Ltd.                                           8,400        88           3,066         32              11,466          120
Origin Energy, Ltd. *                                                           8,130         29               8,130           29
PaperlinkX, Ltd. *                                                              4,733         18               4,733           18
Patrick Corp., Ltd. *                                                           1,769         19               1,769           19
Publishing & Broadcasting, Ltd. *                                               1,585         15               1,585           15
QBE Insurance Group, Ltd. *                          30,618       244           7,711         62              38,329          306
Rinker Group Ltd.                                    18,000        89          10,937         54              28,937          143
Rio Tinto, Ltd.                                       5,600       157           3,619        101               9,219          258
Santos, Ltd. *                                       39,200       203           6,535         34              45,735          237
Sonic Healthcare, Ltd. *                                                        2,854         15               2,854           15
Sons Of Gwalia, Ltd. *                                                            670          2                 670            2
Southcorp, Ltd. *                                                               6,901         14               6,901           14
Stockland                                            56,157       221          13,903         55              70,060          276
Suncorp-Metway, Ltd. *                                                          6,181         58               6,181           58
Tab, Ltd. *                                                                     5,702         20               5,702           20
Tabcorp Holdings, Ltd.                               16,400       139           4,739         40              21,139          179
Telstra Corp. *                                      43,000       156          25,507         93              68,507          249
Toll Holdings, Ltd. *                                                           2,546         16               2,546           16
Transurban Group *                                                              5,224         18               5,224           18

The accompanying notes are an integral part of the financial statements.

Wesfarmers, Ltd. *                                                              4,374         87               4,374           87
Westfield Holdings, Ltd. *                                                      5,050         53               5,050           53
Westfield Trust                                     142,560       382          25,433         68             167,993          450
Westpac Banking Corp., Ltd. *                        31,200       376          20,984        253              52,184          629
WMC Resorces, Ltd. *                                 19,300        82          13,039         55              32,339          137
Woodside Petroleum, Ltd. *                                                      5,389         60               5,389           60
Woolworths, Ltd. *                                   16,300       145          11,903        106              28,203          251
                                                              -------                   --------                         --------
                                                                6,039                      4,136                           10,175

Austria - 0.2%                                    #
Bank Austria Creditanstalt *                          2,049       105             469         24               2,518          129
Bohler Uddeholm AG                                    1,600       108              43          3               1,643          111
BWT AG                                                2,000        37                                          2,000           37
Erste Bank AG *                                         658        81             359         44               1,017          125
Flughafen Wien AG                                     2,178       102             119          5               2,297          107
Immofinanz Immobiien Anlage AG *                                                3,481         28               3,481           28
Mayr-Melnhof Karton AG *                                                           68          8                  68            8
Oesterreichische Elektrizitaets AG, Class A *                                      70          8                  70            8
OMV AG *                                                                          154         23                 154           23
RHI AG * (a)                                                                       94          2                  94            2
Telekom Austria AG *                                                            2,323         29               2,323           29
VA Technologie AG *                                                                71          2                  71            2
Voestalpine AG *                                                                  284         12                 284           12
Wienerberger Baustoffindustrie AG *                                               300          8                 300            8
                                                              -------                   --------                         --------
                                                                  433                        196                              629

Belgium - 1.0%                                    #
Agfa Gevaert NV *                                                               1,360         39               1,360           39
Barco NV *                                                                        120         11                 120           11
Bekaert NV                                              890        57             198         13               1,088           70
Cofinimmo SA *                                                                     40          5                  40            5
Colruyt NV                                              970        93             190         18               1,160          111
Compagnie Maritime Belge SA                             521        42              42          3                 563           45
D' Ieteren SA                                           390        80              31          6                 421           86
Delhaize SA                                           2,855       147             828         43               3,683          190
DEXIA *                                               7,205       124           7,439        128              14,644          252
Electrabel SA                                           254        80             348        109                 602          189
Exmar SA *                                              521        22                                            521           22
Fortis *                                             13,470       271          11,983        241              25,453          512
GPE Bruxelles LAM                                     2,388       134             795         45               3,183          179

The accompanying notes are an integral part of the financial statements.

Interbew                                              5,301       141           1,734         46               7,035          187
KBC Bancassurance Holding NV                          2,540       119           1,091         51               3,631          170
Mobistar SA *                                                                     249         14                 249           14
NV Union Miniere SA                                   1,461       102             204         14               1,665          116
Omega Pharma SA *                                                                 277          9                 277            9
Solvay SA                                             1,215       105             744         64               1,959          169
UCB SA *                                              3,900       147           1,078         41               4,978          188
                                                             --------                   --------                         --------
                                                                1,664                        900                            2,564

Brazil - 0.0%                                     #
Aracruz Celulose SA - ADR *                           1,500        55                                          1,500           55

Canada - 3.0%                                     #
Abitibi Consolidated, Inc. *                          9,699        78                                          9,699           78
Alcan Aluminum, Ltd.                                  5,575       261                                          5,575          261
ATI Technologies, Inc.                                5,104        77                                          5,104           77
Bank of Montreal                                      8,151       337                                          8,151          337
Bank Nova Scotia Halifax *                            8,445       430                                          8,445          430
Barrick Gold Corp.                                    9,441       214                                          9,441          214
BCE, Inc.                                             5,282       118                                          5,282          118
Biovail Corp. *                                       2,999        65                                          2,999           65
Bombardier, Inc. - Cl.B *                            27,549       117                                         27,549          117
Brascan Corp. - Cl. A                                 3,244       100                                          3,244          100
Brookfield Properties Corp. *                         3,034        88                                          3,034           88
Canadian National Railway Co.                         3,587       228                                          3,587          228
Canadian Natural Resources, Ltd.                      2,759       139                                          2,759          139
Canadian Pacific Railway                              4,175       118                                          4,175          118
Canadian Tire, Ltd. - Cl.A *                          2,230        68                                          2,230           68
Canadian Imperial Bank of Commerce                    6,082       301                                          6,082          301
Celestica, Inc. *                                     4,634        70                                          4,634           70
Cognos, Inc. *                                        1,996        61                                          1,996           61
CP Ships, Ltd. Common                                 3,706        77                                          3,706           77
Dofasco, Inc.                                         2,944        82                                          2,944           82
Enbridge, Inc.                                        2,600       108                                          2,600          108
Encana Corp.                                          8,422       332                                          8,422          332
Fairmont Hotels Resorts, Inc.                         2,964        81                                          2,964           81
Goldcorp, Inc.                                        4,202        67                                          4,202           67
Great West Lifeco, Inc.                               2,299        81                                          2,299           81
Husky Energy, Inc.                                    4,971        90                                          4,971           90
Imperial Oil, Ltd.                                    2,992       133                                          2,992          133

The accompanying notes are an integral part of the financial statements.

Inco, Ltd. *                                          3,788       151                                          3,788          151
Investors Group, Inc. *                               3,075        74                                          3,075           74
Loblaw Co., Ltd.                                      2,200       114                                          2,200          114
Magna International, Inc.                             1,687       136                                          1,687          136
MDS, Inc. *                                           4,378        68                                          4,378           68
Molson Cos., Ltd.                                     2,729        76                                          2,729           76
National Bank of Canada                               3,571       119                                          3,571          119
Nexen, Inc.                                           3,127       114                                          3,127          114
Noranda, Inc.                                         6,028        96                                          6,028           96
Nortel Networks Corp.                                70,287       299                                         70,287          299
Petro Canada                                          4,246       210                                          4,246          210
Placer Dome, Inc.                                     7,841       141                                          7,841          141
Potash Corp. of Saskatchewan, Inc. *                  1,128        98                                          1,128           98
Power Corp. Canada                                    3,014       113                                          3,014          113
Power Financial Corp.                                 2,532        97                                          2,532           97
Royal Bank of Canada                                 10,639       509                                         10,639          509
Shaw Communications, Inc.                             5,140        80                                          5,140           80
Shell Canada, Ltd.                                    2,271       108                                          2,271          108
Sun Life Financial, Inc. *                           10,490       262                                         10,490          262
Suncor Energy , Inc.                                  8,607       216                                          8,607          216
Talisman Energy, Inc.                                 2,702       154                                          2,702          154
Teck Cominco, Ltd.                                    5,191        88                                          5,191           88
Thomson Corp.                                         4,493       164                                          4,493          164
Transalta Corp.                                       4,891        70                                          4,891           70
TransCanada Corp.                                     8,180       176                                          8,180          176
Weston George, Ltd.                                   1,156        93                                          1,156           93
                                                             --------                                                    --------
                                                                7,747                                                       7,747

Czech Republic - 0.1%                             #
Ceske Energeticke Zavody AS                          21,600       123                                         21,600          123
Komercni Banka AS *                                     900        85                                            900           85
                                                             --------                                                    --------
                                                                  208                                                         208

Denmark - 0.6%                                    #
A P Moller- Maersk A/S *                                 16       115              13         94                  29          209
AS Det Ostasiatiske Kompagni *                                      -             213          9                 213            9
Bang & Olufsen AS - B Series *                                      -             100          4                 100            4
Carlsberg AS, B Shares *                                            -             300         14                 300           14
Coloplast AS, Class B *                                             -             125         11                 125           11
Danisco AS                                            3,050       136             550         25               3,600          161

The accompanying notes are an integral part of the financial statements.

Danske Bank                                       8,587       201        5,900       138        14,487       339
DSV *                                                           -          200         9           200         9
FLS Industries AS, B Shares *                                   -          200         2           200         2
GN Store Nord AS *                                              -        2,323        15         2,323        15
Group 4 Falck *                                                 -          800        16           800        16
H. Lundbeck AS *                                                -          938        16           938        16
ISS AS                                            1,650        81          500        25         2,150       106
Kobenhavn Lufthavne *                                           -           70         8            70         8
NEG Micon AS *                                                  -          200         3           200         3
NKT Holding *                                                   -          100         2           100         2
Novo Nordisk AS                                   3,148       128        2,977       121         6,125       249
Novozymes AS                                      4,450       162          626        23         5,076       185
Tele Danmark AS                                   4,150       150        1,650        59         5,800       209
Topdanmark AS *                                                 -          300        16           300        16
Vestas Wind Systems AS                            2,500        41        1,268        21         3,768        62
William Demant Holdings *                                       -          300        10           300        10
                                                         --------                 ------                --------
                                                            1,014                    641                   1,655

Finland -1.3%                           #
Amer Group, Ltd. *                                                         300        13           300        13
Asko Oyj *                                                                 300         9           300         9
Elisa Corporation *                                                      1,650        22         1,650        22
Fortum Corp. *                                                           4,000        41         4,000        41
KCI Konecranes Oyj *                                                       200         7           200         7
Kesko Oyj *                                                                700        12           700        12
Kone Corp. *                                                               420        24           420        24
Metra Oyj, B Shares *                                                      400         8           400         8
Metso Oyj *                                                              1,300        16         1,300        16
Nokia Oyj *                                      91,721     1,584       55,955       967       147,676     2,551
Nokian Renkaat Oyj *                                            -          100         7           100         7
Orion, Series B *                                               -          500        11           500        11
Outokumpu Oyj *                                                 -        1,100        15         1,100        15
Pohjola Group PLC *                                             -          200         5           200         5
Rautaruukki Oyj *                                               -          800         6           800         6
Sampo Insurance Co. plc                           4,700        49        3,200        33         7,900        82
Stora Enso Oyj *                                  7,903       106        7,259        98        15,162       204
Tietoenator Oyj                                   1,338        37          901        25         2,239        62
UPM-Kymmene Corp.                                 7,900       150        6,100       116        14,000       266
                                                         --------                 ------                --------
                                                            1,926                  1,435                   3,361

The accompanying notes are an integral part of the financial statements.

France - 8.3%                              #
Accor SA                                             4,483         203        2,180           99          6,663        302
Air France *                                                         -          917           14            917         14
Air Liquide                                          1,412         249        1,168          206          2,580        455
Air Liquide SA *                                                     -          580          102            580        102
Alcatel                                             23,577         303       14,207          183         37,784        486
Alstom *                                                                      3,692            6          3,692          6
Alstom *                                                                      2,424            -          2,424          -
Alstom Subscription *                                                           122            -            122          -
Altran Technologies SA *                             6,277          81                                    6,277         81
Areclor                                              7,731         135                                    7,731        135
Atos Origin SA *                                                     -          273           17            273         17
Autoroutes du Sud de la France *                                     -          841           28            841         28
Aventis SA *                                        12,657         836        7,916          523         20,573      1,359
AXA *                                               27,474         587       16,448          352         43,922        939
BNP Paribas *                                       13,566         853        9,484          597         23,050      1,450
Bouygues SA *                                        3,607         126        2,331           81          5,938        207
Business Objects                                     1,259          44          803           28          2,062         72
Caisse Nationale du Credit Agricole *                                -        4,214          101          4,214        101
Cap Gemini SA *                                      1,627          72        1,247           55          2,874        127
Carrefour SA *                                      11,330         621        6,676          366         18,006        987
Casino Guichard-Perrachon SA                         1,045         102          432           42          1,477        144
CIE De St. Gobain *                                  6,517         319        3,652          179         10,169        498
Club Mediterranee SA                                   838          31          101            4            939         35
Cnp Assurances * (a)                                                 -          400           21            400         21
Dassault Systemes SA *                               1,995          91          649           30          2,644        121
EADS, Inc.                                           5,569         132        3,288           78          8,857        210
Essilor International                                2,365         122        1,106           57          3,471        179
France Telecom                                      20,955         598       12,603          360         33,558        958
Gecina *                                                             -          179           26            179         26
Groupe Danone *                                      1,748         285        1,435          234          3,183        519
Hermes International *                                               -          100           19            100         19
Imerys SA *                                                          -           94           20             94         20
Klepierre *                                                          -          250           15            250         15
Lafarge *                                                            -          494           44            494         44
Lafarge SA *                                         2,579         229        1,944          173          4,523        402
Lagardere SCA                                        3,125         180        1,433           83          4,558        263
L'Oreal SA                                           6,925         567        3,948          323         10,873        890
LVMH * (Louis Vuitton Moet Hennessy)                 4,273         311        2,853          207          7,126        518
Michelin                                             3,462         159        1,624           74          5,086        233

The accompanying notes are an integral part of the financial statements.

Pechiney SA, Class A *                                         -          729         45            729        45
Pernod Ricard                                    1,045       116          611         68          1,656       184
Peugoet SA                                       1,567        80        2,099        107          3,666       187
Pinault-Printemps-Redoute SA *                   1,465       142          794         77          2,259       219
Publicis Groupe SA *                             2,645        86        1,161         37          3,806       123
Renault                                          3,207       221        1,992        137          5,199       358
Sagem SA                                           731        78          239         26            970       104
Sanofi-Synthelabo SA *                           7,657       576        4,269        321         11,926       897
Schneider SA *                                   4,580       299        2,406        157          6,986       456
Societe BIC SA                                   1,234        57          357         16          1,591        73
Societe Generale *                               5,636       497        3,829        338          9,465       835
Societe Television Francaise                     4,028       140        1,417         49          5,445       189
Sodexho Alliance *                                             -        1,097         33          1,097        33
STMicroelectronics *                            10,712       290        6,821        185         17,533       475
SUEZ                                            15,282       307        9,349        188         24,631       495
Technip SA *                                                   -          207         22            207        22
Thomson CFS                                      1,747        59          839         28          2,586        87
Thomson Multimedia *                             2,834        60        2,761         59          5,595       119
Total Fina SA - Cl.B *                          12,377     2,299        7,509      1,394         19,886     3,693
Unibail SA                                       1,797       168          458         43          2,255       211
Valeo SA                                         1,489        60          867         35          2,356        95
Veolia Environnement *                                         -        2,814         76          2,814        76
Vinci SA *                                                     -          803         66            803        66
Vivendi Universal SA *                                         -       10,617        258         10,617       258
Wanadoo *                                                      -        4,344         35          4,344        35
Zodiac SA *                                                    -          463         13            463        13
                                                         -------                 -------                  -------
                                                          12,771                   8,560                   21,331

Germany - 5.8%                         #
Adidas-Salomon AG                                1,005       114          539         61          1,544       175
Aixtron AG *                                                              607          4            607         4
Allianz AG *                                     4,706       593        3,353        423          8,059     1,016
Altana AG                                        1,460        88          842         51          2,302       139
BASF AG                                         12,086       679        6,322        355         18,408     1,034
Bayer AG *                                      11,401       333        7,649        224         19,050       557
Bayerische Vereinsbank AG *                      6,678       154        4,240         98         10,918       252
Beiersdorf AG *                                                           302         37            302        37
Celesio AG *                                                              374         18            374        18
Commerzbank AG                                   8,364       164        5,044         99         13,408       263
Continental AG                                   2,656       101        1,361         52          4,017       153

The accompanying notes are an integral part of the financial statements.

DaimlerChrysler AG *                                        15,055       702        10,026       467       25,081       1,169
Deutsche Bank AG *                                           9,067       750         6,108       506       15,175       1,256
Deutsche Boerse AG                                           2,010       110         1,233        67        3,243         177
Deutsche Post AG                                             7,129       147         4,561        94       11,690         241
Deutsche Telekom AG *                                       37,337       683        29,354       537       66,691       1,220
Douglas Holding AG *                                                                   330         9          330           9
E.ON AG                                                      9,846       642         7,257       473       17,103       1,115
Epcos AG *                                                                             574        13          574          13
Fresenius Medical Care AG                                    1,209        86           396        28        1,605         114
Heidelbergcement AG *                                                                  499        21          499          21
Henkel Kgaa-Vorzug *                                                                   685        54          685          54
Hypo Real Estate                                             3,568        89         1,492        37        5,060         126
Infineon Technologies AG *                                   8,538       118         5,447        76       13,985         194
Karstadt Quelle AG *                                                                   510        13          510          13
Linde AG                                                     1,694        91           981        53        2,675         144
Lufthansa AG                                                 4,687        78         2,285        38        6,972         116
MAN AG                                                       2,695        82         1,194        36        3,889         118
Merck & Company, Inc. *                                                                544        23          544          23
Metro AG                                                     2,786       123         1,690        74        4,476         197
MLP AG *                                                                               659        13          659          13
Muenchener Rueckversicherungs-Gesellschaft AG *              2,643       320         1,737       210        4,380         530
ProSieben Sat.1 Media AG *                                                             832        14          832          14
Puma AG                                                        463        82           184        32          647         114
RWE AG                                                       6,823       270         4,879       193       11,702         463
SAP AG *                                                     3,683       618         2,387       400        6,070       1,018
Schering AG *                                                3,162       160         1,929        98        5,091         258
Siemens AG *                                                16,196     1,296         9,338       747       25,534       2,043
Suedzucker AG *                                                                        550        10          550          10
Thyssen Krupp AG *                                           6,252       123         3,702        73        9,954         196
Tui AG                                                       3,781        79         1,512        31        5,293         110
Volkswagen AG                                                3,711       206         2,610       145        6,321         351
WCM Beteilgungs & Grundbesitz AG *                                                   1,700         2        1,700           2
Wella AG *                                                                             163        14          163          14
                                                                     -------                 -------                 --------
                                                                       9,081                   6,023                   15,104

Greece - 0.4%                                      #
Alpha Bank *                                                                         1,900        57        1,900          57
Attica Enterprises Holding SA *                                                        700         4          700           4
Bank of Piraeus                                              8,434       101         1,600        19       10,034         120
Commercial Bank of Greece                                    3,706        93           700        18        4,406         111

The accompanying notes are an integral part of the financial statements.

Duty Free Shops *                                                                     270        5          270         5
EFG Eurobank                                                 8,088      156         2,210       43       10,298       199
Folli-Follie SA *                                                                     100        3          100         3
Greek Organization of Football Prognostics *                                        1,790       26        1,790        26
Hellenic Bottling Co. SA                                     5,160      108           810       17        5,970       125
Hellenic Petroleum SA *                                                             1,200       11        1,200        11
Hellenic Technodomiki Tev SA *                                                        500        3          500         3
Hellenic Telecommunications Organization SA *                                       3,040       40        3,040        40
Intracom SA                                                  5,252       36         1,100        7        6,352        43
National Bank Of Greece *                                                           2,162       56        2,162        56
Public Power Corp. *                                                                1,180       29        1,180        29
Techniki Olympiaki SA *                                                               600        3          600         3
Titan Cement Co. SA                                          2,217       91           340       14        2,557       105
Viohalco *                                                                          1,130        7        1,130         7
Vodafone Panafon SA *                                       15,869      123         2,000       16       17,869       139
                                                                     ------                  -----                 ------
                                                                        708                    378                  1,086

Hong Kong - 1.5%                                   #                                                          0         -
ASM Pacific Technology, Ltd. *                                            0         2,000        9        2,000         9
Bank of East Asia *                                                       0        16,000       49       16,000        49
Beijing Datang Power Generation Co., Ltd.                  263,000      188                      -      263,000       188
BOC Hong Kong Holdings, Ltd. *                                            0        30,000       57       30,000        57
Cathay Pacific Airways                                      20,000       38        12,000       23       32,000        61
Cheung Kong Holdings, Ltd. *                                              0        18,000      143       18,000       143
Cheung Kong Infrastructure Holdings, Ltd. *                               0         6,000       13        6,000        13
China Southern Airlines Co. Ltd *                          207,000       89                      -      207,000        89
China Telecom, Ltd. *                                       16,199       50                      -       16,199        50
CLP Holdings, Ltd.                                          42,100      200        20,900       99       63,000       299
Esprit Holdings, Ltd. *                                                   0         7,500       25        7,500        25
Giordano International, Ltd. *                                            0        20,000        9       20,000         9
Guangshen Railway Co., Ltd. *                              499,000      141                      -      499,000       141
Hang Lung Properties, Ltd. *                                              0        13,000       17       13,000        17
Hang Seng Bank, Ltd. *                                      25,000      328         9,000      118       34,000       446
Henderson Land Development Co., Ltd. *                      22,000       97         8,000       35       30,000       132
Hong Kong & China Gas Company, Ltd. *                                     0        42,490       65       42,490        65
Hong Kong Electric Holdings, Ltd. *                                       0        16,500       65       16,500        65
Hong Kong Exchange & Clearing, Ltd. *                                     0        12,000       26       12,000        26
Hopewell Highway *                                                        0           700        -          700         -
Hopewell Holdings, Ltd. *                                                 0         7,000       11        7,000        11
HSBC Holdings plc                                            4,900       77                      -        4,900        77

The accompanying notes are an integral part of the financial statements.

Hutchison Whampoa, Ltd. *                                41,500          305     24,800         182     66,300       487
Hysan Development Company, Ltd. *                                          0      6,000           9      6,000         9
Island Cable Communications *                             6,200            1      1,200           -      7,400         1
Johnson Electric Holdings, Ltd. *                        33,000           42     18,000          23     51,000        65
Legend Holdings *                                       122,000           52                      -    122,000        52
Li & Fung, Ltd. *                                        36,000           62     18,000          31     54,000        93
MTR Corp. *                                                                0     15,500          21     15,500        21
New World Development Co., Ltd.                          48,000           39     19,000          15     67,000        54
PCCW, Ltd.                                               31,876           21     36,984          24     68,860        45
Shangri-La Asia, Ltd. *                                                    0     12,000          11     12,000        11
Sino Land Company, Ltd. *                                                  0     16,000           9     16,000         9
Smartone Telecommunications Holdings, Ltd. *                               0      5,000           5      5,000         5
South China Morning Post, Ltd. *                                           0     10,000           4     10,000         4
Sun Hung Kai Properties, Ltd. *                          46,000          379     15,000         124     61,000       503
Swire Pacific, Ltd. - Cl. A *                            23,500          145     11,000          68     34,500       213
Techtronic Industries Company, Ltd. *                                      0      5,500          15      5,500        15
Television Broadcast, Ltd. *                                               0      3,000          15      3,000        15
Texwinca Holdings, Ltd. *                                                  0      8,000           6      8,000         6
Wharf Holdings, Ltd.                                     62,000          172     14,000          39     76,000       211
                                                                  -----------            -----------           ----------
                                                                       2,426                  1,365                3,791

Hungary - 0.1%                                     #
Gedeon Richter *                                            900          106                               900       106
Mol Magyar Olaj-es Gazipari                               3,600          109                             3,600       109
OTP Bank                                                 10,900          140                            10,900       140
                                                                  -----------                                  ----------
                                                                         355                                         355

Ireland - 0.6%                                     #                                                         0         -
Allied Irish Banks PLC - London *                                          -      6,345         101      6,345       101
Allied Irish Banks plc *                                  8,467          135      3,649          58     12,116       193
Bank of Ireland                                          17,060          233     10,930         149     27,990       382
Bank of Ireland - London *                                                 -        405           6        405         6
CRH PLC - London *                                                         -      4,171          85      4,171        85
CRH plc *                                                 9,000          185      1,944          40     10,944       225
DCC PLC *                                                                  -        400           5        400         5
DCC PLC-GBP *                                                              -        627           9        627         9
Elan Corp.                                                5,813           40      4,143          29      9,956        69
Fyffes *                                                                   -      4,000           8      4,000         8
Grafton Group *                                                            -      2,000          14      2,000        14

The accompanying notes are an integral part of the financial statements.

Greencore Group *                                                         -      1,069          5      1,069          5
Greencore Group PLC *                                                     -      1,300          6      1,300          6
Independent News & Media *                                                -      6,463         15      6,463         15
Independent News & Media PLC *                                            -        520          1        520          1
Irish Life & Permanent plc                               4,553           73      3,142         51      7,695        124
Kerry Group *                                                             -        800         15        800         15
Kerry Group plc                                          5,800          109        815         15      6,615        124
Ryanair Holdings                                         4,845           40                     -      4,845         40
Ryanair Holdings PLC *                                                    -      1,939         16      1,939         16
Waterford Wedgewood *                                                     -        700          -        700          -
Waterford Wedgewood PLC *                                                 -      8,769          2      8,769          2
                                                                 -----------            ----------            ----------
                                                                        815                   630                 1,445

Israel - 0.2%                                      #
Bank Hapoalim                                           43,700          108                           43,700        108
Bezeq Israeli Telecommunication Corp., Ltd.             23,600           27                           23,600         27
IDB Holding Corp., Ltd.                                  5,100          100                            5,100        100
Koor Industries, Ltd. *                                     83            3                               83          3
Makteshim-Agan Industries, Ltd.                         26,900          101                           26,900        101
Teva pharmaceutical Industries, Ltd. *                   5,200          296                            5,200        296
                                                                 -----------                                  ----------
                                                                        635                                         635

Italy - 3.2%                                       #
Alleanza Assicurazioni *                                 9,339          102      5,390         59     14,729        161
Assicurazioni Generali *                                15,818          418     11,175        296     26,993        714
Autogrill SpA                                            5,723           82      1,307         19      7,030        101
Banca Fideuram                                          15,000           89      3,445         20     18,445        109
Banca Intesa SpA                                        76,966          301     41,262        161    118,228        462
Banca Intesa SPA - Non convertible *                                      -     11,151         32     11,151         32
Banca Nazionale del Lavoro                              41,580           99     17,775         42     59,355        141
Banca Popolare di Milano                                18,100          118      4,533         30     22,633        148
BCA Di Roma *                                           31,073           91     14,103         41     45,176        132
BCE Pop Unite                                            7,459          135                     -      7,459        135
BCP Pop Veron                                            8,371          142      4,267         72     12,638        214
Benetton Group SPA *                                                      -        631          7        631          7
Bulgari SPA *                                                             -      1,750         16      1,750         16
Enel SpA *                                              30,057          204     28,367        193     58,424        397
ENI *                                                   52,773          995     30,411        573     83,184      1,568
Fiat SPA - DI RISP (Non Convertible) *                                    -        680          3        680          3
Fiat SpA *                                              13,040          100      4,217         32     17,257        132


The accompanying notes are an integral part of the financial statements.

Finecogroup SPA *                                                         -     17,785         12     17,785         12
Finmeccanica SA                                         145,025         113     68,235         53    213,260        166
Gruppo Editoriale L'Espresso SPA *                                        -      1,900         12      1,900         12
Italcementi SPA *                                                         -        854         11        854         11
Luxottica Group                                           4,176          72      1,621         28      5,797        100
Mediaset SpA *                                           13,210         157      6,979         83     20,189        240
Mediobanca SpA                                           11,141         121      5,396         58     16,537        179
Mediolanum SPA *                                                          -      2,775         22      2,775         22
Mondadori (Arnoldo) Editore SPA *                                         -      1,400         13      1,400         13
Monte Paschi Siena                                       29,322          93     12,639         40     41,961        133
Parmalat Finanziaria SPA *                                                -      4,047          1      4,047          1
Pirelli & Co SPA *                                                        -     20,319         21     20,319         21
Riunione Adriatica di Sicorta SpA                         5,255          89      3,513         60      8,768        149
San Paolo-IMI SpA                                         7,083          92     11,816        154     18,899        246
Seat Pagine Gialle *                                     80,911          77     38,084         36    118,995        113
Snam Rete Gas SPA *                                                       -     10,081         43     10,081         43
Snia SPA *                                                                -      3,000          7      3,000          7
Telecom Italia                                          168,243         498     84,977        252    253,220        750
Telecom Italia                                           98,642         201     74,975        153    173,617        354
Telecom Italia Media *                                                    -     14,446          7     14,446          7
Telecom Italia Mobile SpA                                69,129         375     44,093        239    113,222        614
Tiscali SPA *                                                             -      2,417         17      2,417         17
UniCredito Italiano SpA *                                64,732         349     44,136        238    108,868        587
                                                                  ----------            ----------            ----------
                                                                      5,113                 3,156                 8,269

Japan - 18.2%                                      #                                                       0          -
Acom Co., Ltd. *                                          2,300         104        840         38      3,140        142
Aderans Company, Ltd. *                                                   -        400          6        400          6
Advantest                                                 2,000         159        800         63      2,800        222
Aeon Credit Service Company, Ltd. *                                       -        300         13        300         13
Aiful Corp. *                                             1,000          73        500         37      1,500        110
Ajinomoto Co., Inc.                                      12,000         138      6,000         69     18,000        207
All Nippon Airways Company, Ltd. *                                        -      5,000         12      5,000         12
Alps Electric Co.                                         6,000          88      2,000         29      8,000        117
Amada Company, Ltd. *                                                     -      3,000         16      3,000         16
Anritsu Corp. *                                                           -      1,000          7      1,000          7
Aoyama Trading Company *                                                  -        600         12        600         12
Ariake Japan Company, Ltd. *                                              -        200          6        200          6
Asahi Breweries, Ltd.                                    13,000         119      4,500         41     17,500        160
Asahi Chemical Industry Co., Ltd.                        26,000         141     14,000         76     40,000        217

The accompanying notes are an integral part of the financial statements.

Asahi Glass Co., Ltd.                                 18,000       148      9,000        74     27,000      222
ASATSU-DK, Inc. *                                                    -        300         8        300        8
Ashikaga Financial Group, Inc. *                                     -      9,000         -      9,000        -
Autobacs Seven Company *                                             -        400         9        400        9
Bandai Company *                                                     -        800        20        800       20
Bank of Yokohama, Ltd. *                              23,000       107     11,000        51     34,000      158
Bellsystem24, Inc. *                                                 -         30         6         30        6
Benesse Corp. *                                                      -        800        20        800       20
Bridgestone Corp.                                     13,000       175      8,000       108     21,000      283
Canon, Inc. *                                         13,000       606     10,000       466     23,000    1,072
Capcom Company, Ltd. *                                               -        300         4        300        4
Casio Computer Co.                                     9,000        95      2,000        21     11,000      116
Central Glass Company *                                              -      2,000        13      2,000       13
Central Japan Railway Co.                                 13       112         11        95         24      207
Chiba Bank, Ltd.                                      16,000        66      7,000        29     23,000       95
Chichibu Onoda Cement *                                              -     10,000        28     10,000       28
Chubu Electric Power                                  10,100       211      7,300       152     17,400      363
Chugai Pharmaceutical Co., Ltd.                        7,600       109      3,200        46     10,800      155
Citizen Watch Co., Ltd.                               10,000        92      3,000        28     13,000      120
Coca-Cola West Japan Company, Ltd. *                                 -        400         8        400        8
Comsys Holdings *                                      5,000        32      1,000         6      6,000       38
Credit Saison Co., Ltd.                                3,600        81      1,600        36      5,200      117
CSK Corp. *                                            2,100        76        700        25      2,800      101
Daicel Chemical Industries, Ltd. *                                   -      3,000        12      3,000       12
Daido Life Insurance                                      25        74         14        42         39      116
Daiei, Inc. *                                                        -      2,000         4      2,000        4
Dai-Ichi Pharmaceutical Co., Ltd.                      7,000       126      2,800        50      9,800      176
Daikin Industries, Ltd.                                5,000       116      2,000        46      7,000      162
Daimaru, Inc. *                                                      -      3,000        17      3,000       17
Dainippon Ink & Chemicals, Inc. *                                    -      8,000        15      8,000       15
Dai-Nippon Printng Co., Ltd.                          13,000       183      7,000        98     20,000      281
Dainippon Screen Manufacturing Company, Ltd. *                       -      2,000        14      2,000       14
Daito Trust Construction Co., Ltd.                     2,300        68      1,100        33      3,400      101
Daiwa Bank Holdings                                   92,000       116     53,000        67    145,000      183
Daiwa House Industry Co., Ltd.                        10,000       106      5,000        53     15,000      159
Daiwa Securities Group, Inc.                           2,900        20     14,000        95     16,900      115
Denki Kagaku Kogyo Kabushiki Kaisha *                                -      5,000        16      5,000       16
Denso Corp.                                            8,400       165      5,700       112     14,100      277
Dentsu, Inc. *                                                       -          3        15          3       15
Dowa Mining Company, Ltd. *                                          -      3,000        16      3,000       16

The accompanying notes are an integral part of the financial statements.

East Japan Railway Co.                                      60       283         40       189        100       472
Ebara Corp. *                                                          -      3,000        13      3,000        13
Eisai Company *                                          4,900       132      2,600        70      7,500       202
Familymart Company, Ltd. *                                             -        800        18        800        18
Fanuc, Ltd. *                                            2,400       144      1,400        84      3,800       228
Fast Retailing Co.                                       1,100        67        600        36      1,700       103
Fuji Electric Holdings *                                               -      7,000        15      7,000        15
Fuji Photo Film Company, Ltd. *                          9,000       291      5,000       162     14,000       453
Fuji Television Network, Inc. *                                        -          3        16          3        16
Fujikura, Ltd. *                                                       -      4,000        24      4,000        24
Fujisawa Pharmeceutical Co., Ltd. *                      7,000       149      3,000        64     10,000       213
Fujitsu, Ltd. *                                         33,000       195     19,000       112     52,000       307
Furukawa Electric Company, Ltd. *                                      -      7,000        23      7,000        23
Gunma Bank *                                                           -      4,000        18      4,000        18
Gunze, Ltd.                                             14,000        63      2,000         9     16,000        72
Hankyu Department Stores *                                             -      2,000        13      2,000        13
Hino Motors, Ltd. *                                                    -      3,000        21      3,000        21
Hirose Electric Co., Ltd. *                              1,100       126        300        34      1,400       160
Hitachi Cable, Ltd. *                                                  -      2,000         8      2,000         8
Hitachi Chemical *                                                     -      1,300        22      1,300        22
Hitachi Software Engineering Company, Ltd. *                           -        300         8        300         8
Hitachi, Ltd.                                           54,000       326     33,000       199     87,000       525
Hokugin Financial *                                                    -     10,000        14     10,000        14
Honda Motor Co.                                         14,300       635      9,100       404     23,400     1,039
House Food Corp. *                                                     -        800         9        800         9
Hoya Corp. *                                               200        18      1,300       119      1,500       137
Isetan Company, Ltd. *                                                 -      1,800        20      1,800        20
Ishihara Sangyo * (a)                                                  -      4,000         8      4,000         8
Ishikawajima Harima Heavy Industries Company, Ltd. *                   -     12,000        17     12,000        17
Itochu Corp.                                            34,000       112     16,000        53     50,000       165
Itochu Techno-Science Corp. *                                          -        300         9        300         9
ITOEN, Ltd. *                                                          -        300        13        300        13
Ito-Yokado Co., Ltd. *                                   7,000       220      4,000       126     11,000       346
Jafco Company, Ltd. *                                                  -        300        24        300        24
Japan Airlines System Corp. *                                          -      8,000        21      8,000        21
Japan Real Estate Investment *                                         -          3        19          3        19
Japan Tobacco, Inc.                                         21       154          8        59         29       213
JFE Holdings, Inc. *                                     8,800       240      5,400       147     14,200       387
JGC Corp. *                                                            -      2,000        21      2,000        21
Joyo Bank, Ltd.                                         29,000        95      8,000        26     37,000       121

The accompanying notes are an integral part of the financial statements.

JSR Corp.                                                4,000           89            2,000           45         6,000          134
Jusco Co., Ltd.                                          4,800          161            2,700           90         7,500          251
Kajima Corp.                                            25,000           81           10,000           32        35,000          113
Kaken Pharmaceutical Company, Ltd. *                                      -            1,000            5         1,000            5
Kamigumi Company *                                                        -            3,000           21         3,000           21
Kanebo *                                                                  -            3,000            3         3,000            3
Kaneka Corp. *                                                            -            3,000           22         3,000           22
Kansai Electric Power Co., Inc.                            800           14            7,900          138         8,700          152
KAO Corp.                                               10,000          203            6,000          122        16,000          325
Katokichi Company *                                                       -              500            8           500            8
Kawasaki Heavy Industries, Ltd. *                                         -           13,000           16        13,000           16
Kawasaki Kisen                                          23,000          114            5,000           25        28,000          139
Keihin Electric Express Railway Co., Ltd.               17,000          100            5,000           29        22,000          129
Keio Teito Electric Railway                             14,000           73            6,000           31        20,000          104
Keyence Corp.                                              700          148              400           84         1,100          232
Kikkoman Corp. *                                                          -            1,000            7         1,000            7
Kinden Corp. *                                                            -            2,000            9         2,000            9
Kinki Nippon Railway                                    33,000           99           17,000           51        50,000          150
Kirin Brewery Co. *                                     14,000          119            8,000           68        22,000          187
Kokuyo Company, Ltd. *                                                    -              600            7           600            7
Komatsu                                                 28,000          178           11,000           70        39,000          248
Komori Corp. *                                                            -            1,000           15         1,000           15
Konami Co., Ltd.                                         3,000           87            1,000           29         4,000          116
Konica Corp.                                            11,000          148            4,500           61        15,500          209
Koyo Seiko Company *                                                      -            1,000           10         1,000           10
Kubota Corp. *                                          25,000          103           11,000           45        36,000          148
Kuraray Co., Ltd.                                       10,000           84            4,000           34        14,000          118
Kurita Water Industries, Ltd. *                                           -            1,000           12         1,000           12
Kyocera Corp. *                                          3,300          220            1,900          127         5,200          347
Kyowa Hakko Kogyo *                                                       -            4,000           25         4,000           25
Kyushu Electric Power                                    6,300          108            4,700           81        11,000          189
Lawson                                                   1,600           55              700           24         2,300           79
Mabuchi Motor Co. *                                        900           69              300           23         1,200           92
Makita Corp. *                                                            -            1,000           10         1,000           10
Marubeni Corp.                                          38,000           73           15,000           29        53,000          102
Marui Co., Ltd. *                                       10,000          126            4,000           50        14,000          176
Matsumotokiyoshi Co *                                                     -              200            4           200            4
Matsumotokiyoshi Company, Ltd. *                                          -              200            4           200            4
Matsushita Electric Industrial Co. *                    27,000          374           24,000          332        51,000          706
Matsushita Electric Works                               10,000           90            5,000           45        15,000          135

The accompanying notes are an integral part of the financial statements.

Meiji Milk Product *                                                      -            2,000            9         2,000            9
Meiji Seika Kaisha, Ltd. *                                                -            3,000           12         3,000           12
Meitec Corp. *                                                            -              400           15           400           15
Millea Holdings, Inc. *                                     23          301               17          222            40          523
Minebea Co., Ltd.                                       12,000           61            4,000           20        16,000           81
Mitsubishi Chemical Corp.                               43,000          112           19,000           49        62,000          161
Mitsubishi Corp.                                         3,000           32           12,000          127        15,000          159
Mitsubishi Electric Corp.                               43,000          179           20,000           83        63,000          262
Mitsubishi Estate Co., Ltd. *                           19,000          180           11,000          104        30,000          284
Mitsubishi Gas Chemical Company, Inc. *                                   -            4,000           14         4,000           14
Mitsubishi Heavy Industries, Ltd. *                     58,000          161           33,000           92        91,000          253
Mitsubishi Logistc Corp. *                                                -            1,000            8         1,000            8
Mitsubishi Materials Corp. *                                              -           11,000           17        11,000           17
Mitsubishi Paper Company *                                                -            2,000            3         2,000            3
Mitsubishi Rayon Company, Ltd. *                                          -            6,000           23         6,000           23
Mitsubishi Tokyo Finance                                    73          570               47          367           120          937
Mitsui & Co., Ltd.                                       1,000            8           14,000          113        15,000          121
Mitsui Engineering & Shipbuilding Company, Ltd. *                         -            8,000           13         8,000           13
Mitsui Fudosan Co., Ltd. *                              15,000          136            8,000           72        23,000          208
Mitsui Marine & Fire Insurance Co., Ltd.                23,000          189           15,000          123        38,000          312
Mitsui Mining & Smelting Co., Ltd. *                    17,000           71            6,000           25        23,000           96
Mitsui OSK Lines, Ltd.                                  24,000          117            9,000           44        33,000          161
Mitsui Petrochemical Co.                                18,000          105            6,000           35        24,000          140
Mitsui Trust Holdings                                   17,000           95            6,000           34        23,000          129
Mitsukoshi, Ltd. *                                                        -            3,000           12         3,000           12
Mitsumi Electric Company, Ltd. *                                          -              900           10           900           10
Mizuho Financial GB *                                      110          334               56          170           166          504
Murata Manufacturing Co., Ltd. *                         4,600          249            2,600          141         7,200          390
Namco, Ltd. *                                                             -              400           11           400           11
NEC Corp. *                                             29,000          214           17,000          125        46,000          339
Net One Systems Company, Ltd. *                                           -                2           15             2           15
NGK Insulators, Ltd. *                                                    -            3,000           22         3,000           22
NGK Spark Plug Company *                                                  -            2,000           16         2,000           16
Nichii Gakkan Company *                                                   -              200           11           200           11
Nichirei Corp. *                                                          -            3,000           10         3,000           10
Nidec Corp. *                                              900           86              400           38         1,300          124
Nikko Securities Co., Ltd. *                            28,000          156           15,000           84        43,000          240
Nikon Corp.                                              8,000          121            3,000           45        11,000          166
Nintendo Corp., Ltd.                                     2,100          196            1,200          112         3,300          308
Nippon Building Fund                                        11           71                2           13            13           84

The accompanying notes are an integral part of the financial statements.

Nippon Express Co., Ltd.                                22,000          104            9,000           43        31,000          147
Nippon Kayaku Company, Ltd. *                                             -            2,000           10         2,000           10
Nippon Meat Packer *                                                      -            2,000           20         2,000           20
Nippon Mining Holdings, Inc. *                                            -            6,000           21         6,000           21
Nippon Oil Corp.                                        36,000          183           15,000           76        51,000          259
Nippon Sanso Corp. *                                                      -            2,000            8         2,000            8
Nippon Sheet Glass *                                                      -            5,000           15         5,000           15
Nippon Shokubai Company, Ltd. *                                           -            2,000           15         2,000           15
Nippon Steel Co.                                        19,000           41           63,000          135        82,000          176
Nippon Telegraph & Telephone Corp. *                        95          458               61          294           156          752
Nippon Unipac Holding, Co.                                  27          139               10           52            37          191
Nippon Yusen  Kabushiki Kaisha                          27,000          122           11,000           50        38,000          172
Nishimatsu Construction Company, Ltd. *                                   -            3,000           10         3,000           10
Nissan Chemical Industries, Ltd. *                                        -            2,000           18         2,000           18
Nissan Motor Acceptance Corp.                           45,700          522           29,000          331        74,700          853
Nisshin Flour Mill *                                                      -            2,000           18         2,000           18
Nisshinbo Industries, Inc. *                                              -            2,000           11         2,000           11
Nissin Food Products *                                                    -            1,000           25         1,000           25
Nitto Denko Corp. *                                      3,200          170            1,800           96         5,000          266
Nomura Research Institute, Ltd. *                                         -              300           29           300           29
Nomura Securities Co., Ltd. *                           33,000          562           21,000          358        54,000          920
Noritake Company *                                                        -            1,000            4         1,000            4
NSK, Ltd. *                                                               -            5,000           18         5,000           18
NTN Corp.                                               13,000           62            5,000           24        18,000           86
NTT Data Corp.                                              33          125               15           57            48          182
NTT Mobile Communications Network, Inc. *                  317          719              205          465           522        1,184
Obayashi Corp.                                          16,000           72            7,000           31        23,000          103
OBIC Co., Ltd. *                                                          -              100           20           100           20
Oji Paper Co.                                           17,000          110            9,000           58        26,000          168
Oki Electric Industry Co. *                             16,000           63            6,000           23        22,000           86
Okumura Corp. *                                                           -            2,000            9         2,000            9
Olympus Optical Co. *                                    6,000          130            2,000           43         8,000          173
Omron Corp.                                              5,000          102            2,400           49         7,400          151
Onward Kashiyama Company, Ltd. *                                          -            1,000           12         1,000           12
Oracle Corp. *                                                            -              400           21           400           21
Oriental Land Co., Ltd.                                  2,000          123              600           37         2,600          160
Orix Corp. *                                             2,100          174            1,000           83         3,100          257
Osaka Gas Co.                                           42,000          114           24,000           65        66,000          179
Pioneer Corp. *                                          5,000          138            1,800           50         6,800          188
Promise Co., Ltd. *                                      2,600          113            1,050           46         3,650          159

The accompanying notes are an integral part of the financial statements.

Q.P. Corp. *                                                              -            1,500           12         1,500           12
Ricoh Co., Ltd.                                         13,000          257            7,000          138        20,000          395
Rohm Co., Ltd. *                                         2,100          246            1,200          141         3,300          387
Saizeriya Company, Ltd. *                                                 -              200            2           200            2
Sanden Corp. *                                                            -            1,000            6         1,000            6
Sankyo Co., Ltd. *                                       7,700          145            4,200           79        11,900          224
Sankyo Company *                                                          -              500           16           500           16
Sanyo Electric Co. *                                    32,000          167           18,000           94        50,000          261
Sapporo Holdings *                                                        -            4,000           11         4,000           11
Secom Company, Ltd. *                                    4,500          168            2,500           93         7,000          261
SEGA Enterprises *                                                        -            1,300           12         1,300           12
Seiko Epson Corp. *                                                       -              700           33           700           33
Seino Transportation *                                                    -            2,000           17         2,000           17
Sekisui Chemical Company, Ltd. *                                          -            5,000           25         5,000           25
Sekisui House, Ltd. *                                   13,000          134            6,000           62        19,000          196
Seven-Eleven Japan *                                     8,000          243            5,000          152        13,000          395
Sharp Corp.                                             18,000          284           10,000          158        28,000          442
Shimachu Company, Ltd. *                                                  -              600           12           600           12
Shimamura Company *                                                       -              300           20           300           20
Shimano, Inc. *                                                           -              800           17           800           17
Shimizu Corp. *                                                           -            6,000           23         6,000           23
Shin-Etsu Chemical Co. *                                 6,600          270            4,200          172        10,800          442
Shionogi & Co., Ltd. *                                   8,000          149            3,000           56        11,000          205
Shiseido Co., Ltd. *                                     8,000           97            4,000           49        12,000          146
Shizuoka Bank, Ltd.                                     13,000           96            7,000           52        20,000          148
Showa Denko KK *                                                          -           11,000           25        11,000           25
Showa Shell Sekiyu *                                                      -            1,400           11         1,400           11
Skylark Company *                                                         -            1,000           17         1,000           17
SMC Corp. *                                              1,400          174              600           75         2,000          249
Snow Brand Milk *                                                         -            1,000            3         1,000            3
Softbank Corp.                                           3,900          119            2,400           73         6,300          192
Sony Corp. *                                            16,400          568           10,200          353        26,600          921
Stanley Electric                                         3,800           74            1,700           33         5,500          107
Sumitomo Bakelite Company, Ltd. *                                         -            2,000           13         2,000           13
Sumitomo Chemical Co.                                   26,000          107           13,000           54        39,000          161
Sumitomo Corp. *                                        20,000          149            8,000           60        28,000          209
Sumitomo Electric Industries                            15,000          134            7,000           63        22,000          197
Sumitomo Heavy Industries, Ltd. *                                         -            6,000           14         6,000           14
Sumitomo Metal Industries                              102,000          101           39,000           39       141,000          140
Sumitomo Metal Mining Co.                               17,000          126            6,000           45        23,000          171

The accompanying notes are an integral part of the financial statements.

Sumitomo Mitsui GR                                          71          378               44          235           115          613
Sumitomo Osaka Cement Company, Ltd. *                                     -            4,000            8         4,000            8
Sumitomo Realty & Development                            8,000           70            4,000           35        12,000          105
Sumitomo Trust & Banking                                23,000          135           11,000           65        34,000          200
Suruga Bank *                                                             -            2,000           13         2,000           13
Suzuken Company, Ltd. *                                                   -              500           16           500           16
Taisei Corp.                                            20,000           73            9,000           33        29,000          106
Taisho Pharmaceutical Co., Ltd. *                        5,000           89            2,000           36         7,000          125
Taiyo Yuden Company *                                                     -            1,000           13         1,000           13
Takara Holdings *                                                         -            2,000           19         2,000           19
Takashimaya Co. *                                        9,000           64            3,000           21        12,000           85
Takeda Chemical Industries *                            15,100          599            9,800          389        24,900          988
Takefuji Corp. *                                         2,020           94              740           35         2,760          129
Takuma Company *                                                          -            1,000            5         1,000            5
TDK Corp. *                                              2,400          173            1,300           94         3,700          267
Teijin, Ltd.                                            25,000           74            9,000           26        34,000          100
Teikoku Oil Company *                                                     -            2,000           10         2,000           10
Terumo Corp. *                                           5,200           99            1,900           36         7,100          135
The 77th Bank, Ltd. *                                                     -            4,000           23         4,000           23
The Bank of Fukuoka, Ltd.                               20,000           84            6,000           25        26,000          109
THK Company, Ltd. *                                                       -            1,100           22         1,100           22
TIS, Inc. *                                                               -              400           14           400           14
Tobu Railway Co., Ltd.                                  22,000           79            9,000           32        31,000          111
Toda Corp. *                                                              -            2,000            6         2,000            6
Toho Company *                                                            -            1,500           19         1,500           19
Tohoku Electric Power                                    6,700          111            5,000           83        11,700          194
Tokyo Broadcasting Company *                                              -              400            6           400            6
Tokyo Electric Power                                    19,700          432           13,400          294        33,100          726
Tokyo Electron, Ltd. *                                   3,100          236            1,700          129         4,800          365
Tokyo Gas Co.                                           47,000          168           29,000          103        76,000          271
Tokyo Style Co.                                          6,000           65            1,000           11         7,000           76
Tokyu Corp. *                                           26,000          133           11,000           56        37,000          189
Tonengeneral Sekiyu                                      8,000           66            3,000           25        11,000           91
Toppan Printing Co. *                                   16,000          167            6,000           62        22,000          229
Toray Industries, Inc. *                                33,000          138           14,000           59        47,000          197
Toshiba Corp. *                                         54,000          205           32,000          121        86,000          326
Toshiba Corp. *                                                           -            5,000           17         5,000           17
Tostem Corp.                                             6,000          116            3,000           58         9,000          174
Toto, Ltd.                                               8,000           68            4,000           34        12,000          102
Toyo Seikan Kaisha *                                                      -            2,000           28         2,000           28

The accompanying notes are an integral part of the financial statements.

Toyo Suisan Kaisha *                                                      -          1,000           11         1,000           11
Toyobo Co.                                              32,000           70          7,000           15        39,000           85
Toyoda Gosei *                                                            -            600           17           600           17
Toyota Industries Corp. *                                                 -          1,900           40         1,900           40
Toyota Motor Corp. *                                    48,300        1,632         31,600        1,068        79,900        2,700
Trend Micro, Inc. *                                                       -          1,000           27         1,000           27
UBE Industries *                                                          -          9,000           18         9,000           18
UFJ Holdings, Inc. *                                        67          322             41          197           108          519
UNI Charm Corp. *                                                         -            500           25           500           25
UNY Company, Ltd. *                                                       -          2,000           21         2,000           21
Ushio, Inc.                                              3,000           50          1,000           17         4,000           67
Uss Co., Ltd. *                                                           -            220           16           220           16
Wacoal Corp. *                                           8,000           66          1,000            8         9,000           74
West Japan Railway                                          25           98             13           51            38          149
World Company *                                                           -            400           13           400           13
Yakult Honsha Company *                                                   -          1,000           16         1,000           16
Yamada Denki Co.                                         2,300           77            900           30         3,200          107
Yamaha Corp.                                             3,800           75          1,800           35         5,600          110
Yamaha Motor Company, Ltd. *                                              -          1,000           11         1,000           11
Yamanouchi Pharmaceutical Co., Ltd. *                    6,200          193          3,600          112         9,800          305
Yamato Transport Co., Ltd.                              12,000          141          5,000           59        17,000          200
Yamazaki Baking Company *                                                 -          2,000           17         2,000           17
Yasuda F & M Insurance                                  15,000          123          9,000           74        24,000          197
Yokogawa Electric                                        8,000          116          2,000           29        10,000          145
                                                                -----------                 -----------                 -----------
                                                                     28,649                      18,275                     46,924

Luxembourg - 0.0%                               #
Areclor *                                                                            3,986           69         3,986           69

Malaysia - 0.3%                                 #                                                                   0            -
Berjaya Sports Toto Berhad                              39,000           42                                    39,000           42
Commerce Asset Holdings *                               44,000           48                                    44,000           48
Gamuda Berhad                                           22,000           37                                    22,000           37
IJM Corporation Berhad                                  19,000           23                                    19,000           23
IJM Plantations                                          7,600            2                                     7,600            2
Malayan Banking Berhad *                                66,000          168                                    66,000          168
Malaysia International Shipping Berhad                  27,000           82                                    27,000           82
Public Bank Berhad                                      91,250           74                                    91,250           74
Resorts World Berhad *                                  21,000           56                                    21,000           56
Sime Darby Berhad *                                     68,000           93                                    68,000           93

The accompanying notes are an integral part of the financial statements.

Telekom Malaysia Berhad                                 40,000           88                                    40,000           88
Tenaga Nasional Berhad                                  28,000           70                                    28,000           70
YTL Corp., Berhad                                       76,460           87                                    76,460           87
                                                                -----------                                             -----------
                                                                        870                                                    870

Mexico - 0.4%                                   #
America Movil SA de CV -Ser. L *                       162,000          223                                   162,000          223
Cemex SA de CV *                                        24,000          125                                    24,000          125
Cifra SA de CV - Ser. V *                               30,000           86                                    30,000           86
Fomento Economico Mexicano SA de CV *                   20,000           74                                    20,000           74
GF BBVA Bancomer - Ser. B                               70,000           60                                    70,000           60
Grupo Carso SA de CV - Ser. A1 *                        16,000           56                                    16,000           56
Grupo Modelo SA de CV - Ser. C *                        34,000           81                                    34,000           81
Grupo Televisa SA                                       54,000          108                                    54,000          108
Kimberly-Clark de Mexico SA de CV *                     22,000           56                                    22,000           56
Nuevo Grupo Mexico                                      18,000           46                                    18,000           46
Telephonos de Mexico SA - Ser. L                        63,031          104                                    63,031          104
U.S. Commercial Corp. - Ser. B1                         16,000            7                                    16,000            7
                                                                -----------                                             -----------
                                                                      1,026                                                  1,026

Netherlands - 4.2%                              #
ABN Amro Holding NV *                                   27,165          635         17,885          418        45,050        1,053
Aegon NV *                                              27,787          411         15,715          232        43,502          643
Akzo Nobel NV *                                          5,304          205          3,156          122         8,460          327
ASM Lithography Holding NV                               5,100          101          5,335          106        10,435          207
Corio NV *                                                                -            500           19           500           19
Dsm NV *                                                                  -            900           44           900           44
Elsevier NV *                                           22,877          284          7,276           90        30,153          374
Euronext *                                                                -          1,117           28         1,117           28
Getronics NV *                                                            -          1,907            4         1,907            4
Hagemeyer NV *                                                            -            849            2           849            2
Heineken NV *                                            2,968          113          2,273           87         5,241          200
IHC Caland NV *                                                           -            371           20           371           20
ING Groep NV                                            31,865          742         20,437          476        52,302        1,218
Koninklijke (Royal) KPN NV *                                              -            933           13           933           13
Koninklijke (Royal) Philips Electronics NV *            22,807          665         15,348          448        38,155        1,113
Koninklijke Ahold NV *                                                    -          7,596           58         7,596           58
Koninklijke KPN NV *                                    36,643          283         24,664          190        61,307          473
Numico Kon NV *                                                           -          1,731           48         1,731           48
Oce-Van Der Grinten *                                                     -            972           15           972           15

The accompanying notes are an integral part of the financial statements.

Qiagen NV *                                                               -          1,475           18         1,475           18
Rodamco Europe NV *                                                       -            500           29           500           29
Royal Dutch Petroleum Co. *                             40,573        2,137         24,306        1,280        64,879        3,417
TNT Post Group NV                                        5,610          131          3,914           92         9,524          223
Unilever NV *                                           10,965          716          6,663          435        17,628        1,151
Vedior NV *                                                               -            992           16           992           16
VNU NV *                                                                  -          2,606           82         2,606           82
Wereldhave NV *                                                           -            257           19           257           19
Wolters Kluwer NV *                                      4,000           62          3,127           49         7,127          111
                                                                -----------                 -----------                 -----------
                                                                      6,485                       4,440                     10,925

New Zealand - 0.3%                              #
Auckland International Airport, Ltd. *                                    -          2,732           12         2,732           12
Carter Holt Harvey, Ltd.                                37,800           47          9,831           12        47,631           59
Contact Energy Limited                                  40,900          144          3,264           11        44,164          155
Fisher & Paykel AP                                      28,996           73          3,080            8        32,076           81
Fisher & Paykel Industries, Inc.                         8,443           70            863            7         9,306           77
Fletcher Building                                       31,200           87          5,215           14        36,415          101
Fletcher Challenge Forests *                                              -            967            1           967            1
Independent Newspapers, Ltd. *                                            -          2,005            7         2,005            7
NGC Holdings Ltd. *                                                       -          1,971            3         1,971            3
Sky City Entertainment Group, Ltd. *                                      -          4,544           14         4,544           14
Sky Network Television, Ltd. *                                            -          1,125            4         1,125            4
Telecom Corp. of New Zealand, Ltd. *                                      -         22,717           80        22,717           80
The Warehouse Group, Ltd.                               29,000           97          1,694            6        30,694          103
Tower Ltd. *                                                              -          4,813            4         4,813            4
                                                                -----------                 -----------                 -----------
                                                                        518                         183                        701

Norway - 0.5%                                   #
Aker Kvaerner                                              380            7            230            4           610           11
Den Norske Bank                                         18,760          125          8,929           60        27,689          185
Elkem ASA                                                  700           21                           -           700           21
Frontline, Ltd. *                                                         -            400           10           400           10
Merkantildata ASA                                        9,800            8                           -         9,800            8
Nera ASA *                                                                -            700            2           700            2
Norsk Hydro ASA                                             84            5          1,700          105         1,784          110
Norske Skogindustrier ASA *                              5,100           97          1,350           26         6,450          123
Opticom AS                                                 160            2                           -           160            2
Orkla SA *                                                                -          2,300           51         2,300           51
Schibsted ASA *                                                           -            600           10           600           10


The accompanying notes are an integral part of the financial statements.

Smedvig *                                                3,600           27            100            1         3,700           28
Smedvig ASA *                                            4,600           29            200            1         4,800           30
Statoil ASA *                                            8,908          100          5,000           56        13,908          156
Storebrand ASA                                          16,140          105          2,200           14        18,340          119
Tandberg ASA                                             3,920           29          1,400           10         5,320           39
Telenor AS *                                            22,160          145          8,300           54        30,460          199
Tomra Systems ASA                                       10,000           60          2,300           14        12,300           74
                                                                -----------                 -----------                 -----------
                                                                        760                         418                      1,178

Philippines - 0.1%                              #
Ayala Land, Inc. *                                     410,460           45                                   410,460           45
Metro Bank & Trust                                      65,450           32                                    65,450           32
Philippine Long Distance Telephone Co. *                 3,200           56                                     3,200           56
SM Prime Holdings, Inc.                                 48,000            6                                    48,000            6
                                                                -----------                                             -----------
                                                                        139                                                    139

Portugal - 0.3%                                 #
Banco Comercial Portgues SA                             62,300          139         22,491           50        84,791          189
Banco Espirito Santo SA *                                                 -          1,272           21         1,272           21
BPI-SGPS SA                                             33,590          123          4,613           17        38,203          140
Brisa Auto Estrada *                                                      -          3,395           23         3,395           23
Cimpor-Cimentos De Portugal, SA *                                         -          2,540           13         2,540           13
Electricidade De Portugal *                                               -         20,775           55        20,775           55
Jeronimo Martins, SGPS *                                                  -            185            2           185            2
Part Multimedia SGPS                                     4,439           86            522           10         4,961           96
Portugal Telecom *                                                        -         10,896          110        10,896          110
Sonae SGPS SA                                           87,600           73         13,165           11       100,765           84
                                                                -----------                 -----------                 -----------
                                                                        421                         312                        733

Singapore - 0.7%                                #
Allgreen Properties, Ltd. *                                               -          7,000            5         7,000            5
CapitaLand, Ltd. *                                                        -         12,000           11        12,000           11
Chartered Semiconductor Manufacturing                   12,000           12         12,000           12        24,000           24
City Developments, Ltd.                                 15,000           53          5,000           18        20,000           71
Comfortdelgro Corp *                                                      -         16,000            8        16,000            8
Creative Technology, Ltd. *                                               -            450            5           450            5
Cycle & Carriage, Ltd.                                   8,766           30          1,000            3         9,766           33
Datacraft Asia, Ltd. *                                                    -          4,000            5         4,000            5
DBS Group Holdings, Ltd. *                              17,000          147         13,000          113        30,000          260
Fraser & Neave, Ltd. *                                                    -          1,620           12         1,620           12


The accompanying notes are an integral part of the financial statements.

Guocoland, Ltd. *                                                         -          2,000            1         2,000            1
Haw Par Value Corp. , Ltd.                              26,876           71          1,490            4        28,366           75
Hotel Properties, Ltd. *                                                  -          3,000            2         3,000            2
Keppel Corp., Ltd. *                                                      -          6,000           22         6,000           22
Keppel Land, Ltd. *                                                       -          3,000            3         3,000            3
NatSteel, Ltd. *                                                          -          1,000            1         1,000            1
Neptune Orient Lines, Ltd.                              14,000           18         12,000           15        26,000           33
Oversea-Chinese Banking Corp., Ltd.                     39,000          278         12,000           85        51,000          363
OverSeas Union Enterprises, Ltd. *                                        -          1,000            4         1,000            4
Parkway Holdings, Ltd. *                                                  -          6,000            3         6,000            3
SembCorp Industries, Ltd. *                                               -          9,000            7         9,000            7
SembCorp Logistics, Ltd. *                                                -          5,000            6         5,000            6
SembCorp Marine, Ltd. *                                                   -          2,000            1         2,000            1
Singapore Airlines, Ltd. *                                                -          7,000           46         7,000           46
Singapore Exchange, Ltd. *                                                -          8,000            8         8,000            8
Singapore Land, Ltd. *                                                    -          1,000            2         1,000            2
Singapore Post Ltd. *                                                     -         14,000            6        14,000            6
Singapore Press Holdings, Ltd. *                                          -          4,000           45         4,000           45
Singapore Technologies Engineering, Ltd. *                                -         15,000           18        15,000           18
Singapore Telecommunications, Ltd. *                   101,000          116         73,000           84       174,000          200
SMRT Corporation Ltd. *                                                   -         12,000            4        12,000            4
ST Assembly Test Services, Ltd. *                                         -          4,000            5         4,000            5
United Overseas Bank *                                  42,448          330         14,000          109        56,448          439
United Overseas Land, Ltd. *                                              -          3,000            3         3,000            3
Venture Corp., Ltd. *                                                     -          3,000           35         3,000           35
Wing Tai Holdings *                                                       -          4,000            2         4,000            2
                                                                -----------                 -----------                 -----------
                                                                      1,055                         713                      1,768

South Africa - 0.9%                             #
Anglo American Platinum Corp., Ltd. *                    1,200           52                                     1,200           52
Anglo American plc *                                    30,000          641                                    30,000          641
Anglogold *                                              3,100          145                                     3,100          145
Barlow, Ltd. *                                           7,400           78                                     7,400           78
Dimension Data Holdings plc                             79,483           53                                    79,483           53
FirstRand, Ltd.                                         94,300          126                                    94,300          126
Foschini, Ltd.                                          37,100          109                                    37,100          109
Gold Fields Mining *                                     9,600          137                                     9,600          137
Impala Platinum Holdings, Ltd.                           1,000           87                                     1,000           87
Imperial Holdings, Ltd.                                 10,091          101                                    10,091          101
Investec Ltd.                                            3,051           58                                     3,051           58

The accompanying notes are an integral part of the financial statements.

Liberty Life Association of Africa, Ltd.                10,300        83                             10,300        83
M-Cell, Ltd.                                             8,400        36                              8,400        36
Nampak, Ltd.                                            25,500        50                             25,500        50
Nedcor, Ltd. *                                           4,300        40                              4,300        40
Sappi, Ltd. *                                            5,700        78                              5,700        78
Sasol, Ltd. *                                           11,800       168                             11,800       168
South African Breweries plc                              6,000        61                              6,000        61
Standard Bank Investment Corp., Ltd.                    18,000       105                             18,000       105
                                                                 -------                                      -------
                                                                   2,208                                        2,208

South Korea - 0.9%                                 #
Hyundai Motor Co., Ltd.                                  3,560       151                              3,560       151
KIA Motors Corp.                                         3,310        30                              3,310        30
Kookmin Bank *                                           6,399       240                              6,399       240
Korea Electric Power Corp. *                             7,430       133                              7,430       133
Korea Telecom Corp.                                      1,040        39                              1,040        39
Korea Telecom Freetel                                    2,980        48                              2,980        48
LG Chemical                                              2,035        94                              2,035        94
LG Electronics, Inc.                                     1,931        95                              1,931        95
LG Investment & Securities Co., Ltd. *                   2,460        17                              2,460        17
Pohang Iron & Steel Co., Ltd.                            1,323       181                              1,323       181
Samsung Corp.                                            6,120        51                              6,120        51
Samsung Display Devices Co.                              1,000       118                              1,000       118
Samsung Electro-Mechanics Co.                            1,460        48                              1,460        48
Samsung Electronics *                                    2,159       817                              2,159       817
Samsung Fire & Marine Insurance                            942        54                                942        54
Samsung Securities Co., Ltd.                             2,470        53                              2,470        53
Shinhan Financial                                        6,930       111                              6,930       111
SK Telecom Co., Ltd. *                                     820       137                                820       137
                                                                 -------                                      -------
                                                                   2,417                                        2,417

Spain - 3.2%                                       #
Abertis Infrastructuras SA *                             6,287        95     2,536         38         8,823       133
Acciona SA *                                                           -       363         22           363        22
Acerinox SA                                              1,752        82       559         26         2,311       108
ACS, Actividades de Construccion y Servicios, SA         4,229       206     1,127         55         5,356       261
Aguas De Barcelona *                                                   -       695         10           695        10
Altadis SA, Series A *                                   6,360       180     3,147         89         9,507       269
Amadeus Global Travel                                    5,240        34     3,055         20         8,295        54
Antena 3 Television SA *                                               -       177          8           177         8

The accompanying notes are an integral part of the financial statements.

Banco Bilbao Vizcaya SA *                               49,959       689    35,328        487        85,287     1,176
Banco Popular Espanol SA                                 3,070       183     1,846        110         4,916       293
Banco Santander Central Hispano SA *                    71,715       848    50,119        593       121,834     1,441
Corporacion Mapfre SA *                                                -     1,026         15         1,026        15
Endesa SA *                                             15,465       297    10,443        201        25,908       498
Fomento de Construcciones y Contratas SA                 1,400        52       578         21         1,978        73
Gas Natural SDG SA *                                     6,400       150     2,413         56         8,813       206
Grupo Ferrovial SA *                                     2,312        81       752         26         3,064       107
Iberdrola SA                                            13,874       274     8,906        176        22,780       450
Iberia Lineas Aereas de Espana SA *                                    -     5,566         16         5,566        16
Inditex                                                  6,292       128     2,499         51         8,791       179
Indra Sistemas SA                                        6,236        80     1,300         17         7,536        97
NH Hoteles SA *                                          7,422        85       768          9         8,190        94
Promotora de Informaciones SA *                                        -       897         13           897        13
Repsol SA *                                             17,332       338    10,683        208        28,015       546
Telefonica Publicidad e Informacion SA *                               -     1,733          9         1,733         9
Telefonica SA *                                         82,822     1,215    54,865        805       137,687     2,020
TelePizza SA *                                                         -     1,211          2         1,211         2
Union Electrica Fenosa SA                                4,900        92     2,249         42         7,149       134
Vallehermoso SA                                          4,915        74     1,116         17         6,031        91
Zeltia SA *                                                            -     1,784         13         1,784        13
                                                                 -------              -------                 -------
                                                                   5,183                3,155                   8,338

Sweden - 1.8%                                      #
Alfa Laval AB *                                                        -       900         14           900        14
Assa Abloy AB *                                                        -     3,400         40         3,400        40
Atlas Copco AB-A Shares *                                              -     1,300         47         1,300        47
Atlas Copco AB-B Shares *                                              -       800         26           800        26
Axfood AB *                                                            -       300          7           300         7
Billerud Aktibolag *                                                   -       600          9           600         9
Castellum AB *                                                         -       400          9           400         9
Drott AB                                                 5,400       103       900         17         6,300       120
Electrolux AB *                                          4,900       108     3,500         77         8,400       185
Eniro AB *                                                             -     2,200         21         2,200        21
Gambro AB, B Shares *                                                  -     1,100          9         1,100         9
Getinge Ab *                                                           -     1,600         15         1,600        15
Hennes & Mauritz AB *                                   14,223       338     5,525        131        19,748       469
Hoganas AB, B Shares *                                                 -       300          6           300         6
Holmen AB *                                                            -       600         21           600        21
Incentive AB, Series A *                                               -     1,900         16         1,900        16

The accompanying notes are an integral part of the financial statements.

Modern Time Group AB, B Shares *                                       -       550         12           550           12
NetCom Systems, Inc.                                     1,732        92     1,150         61         2,882          153
Nobel Biocare Holding AG *                                             -       100         10           100           10
Nordic Baltic Holding AB                                59,137       444    27,500        206        86,637          650
OM Hex AB                                                              -       750          9           750            9
Sandvik AB *                                             4,350       150     2,600         90         6,950          240
SAS AB *                                                               -     1,200         11         1,200           11
Securitas AB *                                          11,000       148     3,400         46        14,400          194
Skand Enskilda Banken                                   10,200       150     5,600         83        15,800          233
Skandia Forsakrings AB                                  13,900        51    10,100         37        24,000           88
Skanska AB                                              11,000        97     4,300         38        15,300          135
SKF AB-A Shares *                                                      -       200          8           200            8
SKF AB-B Shares *                                                      -     1,000         39         1,000           39
SSAB Svenskt Stal AB, Series A *                                       -       600         11           600           11
SSAB Svenskt Stal AB, Series B *                                       -       200          3           200            3
Svenska Cellulosa AB                                     3,100       127     2,300         94         5,400          221
Svenska Handelsbanken AB, B Shares *                                   -       600         12           600           12
Svenska Handelsbanken, Inc.                              9,300       190     6,400        131        15,700          321
Swedish Match AB *                                                     -     4,000         41         4,000           41
Telefonaktiebolaget LM Ericsson AB                     246,500       442   172,700        310       419,200          752
Telia AB                                                30,044       157    18,900         99        48,944          256
Trelleborg AB *                                                        -       800         13           800           13
Volvo AB, A Shares *                                                   -     1,100         32         1,100           32
Volvo AB, B Shares *                                     5,750       176     2,700         83         8,450          259
WM Data AB, B shares *                                                 -     2,000          4         2,000            4
                                                                 -------              -------                    -------
                                                                   2,773                1,948                      4,721

Switzerland - 6.2%                                 #
ABB, Ltd.                                               21,138       107    20,155        102        41,293          209
Adecco SA *                                              2,733       176     1,537         99         4,270          275
Ciba Specialty Chemicals AG *                            1,667       129       805         62         2,472          191
Clariant AG *                                                          -     1,531         23         1,531           23
Credit Suisse Group *                                   21,266       778    13,867        507        35,133        1,285
Geberit AG *                                                           -        40         20            40           20
Givaudan                                                   224       116        88         46           312          162
Holcim *                                                 3,096       144     1,590         74         4,686          218
Kudelski SA *                                                          -       405         13           405           13
Kuoni Reisen Holding AG *                                              -        34         11            34           11
Logitech International SA *                                            -       513         22           513           22
Lonza Group AG                                           1,604        92       520         30         2,124          122

The accompanying notes are an integral part of the financial statements.

Nestle SA *                                                  6,988     1,745         4,709        1,176       11,697       2,921
Novartis AG                                                 41,256     1,872        27,769        1,260       69,025       3,132
Richemont                                                   10,552       253         6,071          146       16,623         399
Roche Holdings AG                                              746       103           367           51        1,113         154
Roche Holdings AG *                                         11,960     1,206         8,195          826       20,155       2,032
Schindler Holding AG *                                                     -            63           15           63          15
Serono SA                                                      156       111            81           58          237         169
SGS Holdings                                                   119        75            50           31          169         106
Sulzer AG *                                                                -            38           10           38          10
Swatch Group                                                 1,021       123           394           47        1,415         170
Swatch Group AG *                                                          -           573           14          573          14
Swiss Reinsurance Co. *                                      5,579       377         3,738          252        9,317         629
Swisscom AG *                                                  541       178           306          101          847         279
Syngenta AG                                                  2,037       137         1,226           83        3,263         220
Synthes-Stratec, Inc.                                          109       108            50           50          159         158
Tecan Group AG *                                                           -            79            4           79           4
UBS AG *                                                    20,534     1,406        13,770          943       34,304       2,349
Unaxis Holding AG *                                                        -           130           18          130          18
Valora Holding AG                                              321        80            46           12          367          92
Zurich Finance                                               2,571       370         1,671          240        4,242         610
                                                                      ------                   --------                  -------
                                                                       9,686                      6,346                   16,032

Taiwan - 0.6%                                      #
Acer Communicaton                                           22,800        28                                  22,800          28
Acer, Inc.                                                  44,963        67                                  44,963          67
Advanced Semiconductor Engineering, Inc.                    64,900        67                                  64,900          67
Arima Computer                                              49,500        18                                  49,500          18
Asustek Computer                                            20,250        45                                  20,250          45
AU Optronics Corp.                                          55,650        65                                  55,650          65
China Dev Fin Holding                                      144,203        71                                 144,203          71
China Trust Finance                                         79,920        80                                  79,920          80
CMC Magnetics Corp.                                         51,600        40                                  51,600          40
Compal Electronics, Inc.                                    44,160        60                                  44,160          60
Formosa Chemical & Fibre                                    32,054        54                                  32,054          54
Formosa Plastic                                             52,956        87                                  52,956          87
Hon Hai Precision Insustry Co., Ltd.                        20,700        81                                  20,700          81
Kinpo Electronics                                           69,608        40                                  69,608          40
Lite on Technology                                          48,056        51                                  48,056          51
Macronix International Co., Ltd.                            59,400        13                                  59,400          13
Micro Star International                                     9,176        14                                   9,176          14

The accompanying notes are an integral part of the financial statements.

Nan Ya Plastic Corp.                                        83,824           121                              83,824      121
Quanta Computer, Inc.                                       16,445            40                              16,445       40
Realtek Semiconductor Corp.                                 10,920            19                              10,920       19
Ritek Corp.                                                 45,000            28                              45,000       28
Siliconware Precision                                       44,000            45                              44,000       45
Taiwan Semiconductor                                       173,880           325                             173,880      325
Tatung                                                     100,000            25                             100,000       25
United Microelectronics Corp.                               83,525            72                              83,525       72
Via Technologies Inc.                                       14,090            18                              14,090       18
Winbond Electronic                                          69,000            33                              69,000       33
                                                                       ---------                                        -----
                                                                           1,607                               1,607

Thailand - 0.2%                                    #
Advanced Information Services                               65,700           140                              65,700      140
PTT Exploration & Production Public Co., Ltd.               22,200           150                              22,200      150
Siam Cement Co.                                             31,600           220                              31,600      220
                                                                       ---------                                        -----
                                                                             510                                          510

Turkey - 0.1%                                      #
Arcelik AS                                               6,490,550            36                           6,490,550       36
Turkiye Is Bankasi                                       #########           285                          70,216,241      285
                                                                       ---------                                        -----
                                                                             321                                          321

United Kingdom - 21.9%                             #
3i Group PLC *                                              11,775           130      7,072        78         18,847      208
Aegis Group PLC *                                                              -     13,367        23         13,367       23
Aggreko PLC *                                                                  -      3,035         8          3,035        8
Alliance Unichem                                             7,717            71      2,952        27         10,669       98
AMEC PLC *                                                                     -      3,798        18          3,798       18
Amvescap plc *                                              13,224            96      7,939        58         21,163      154
ARM Holdings PLC *                                                             -     11,849        27         11,849       27
Association British Ports                                   11,901            95      3,613        29         15,514      124
AstraZeneca Group PLC *                                     30,224         1,446     19,917       953         50,141    2,399
Barclays                                                   110,773           985     76,452       680        187,225    1,665
Barratt Developments *                                                         -      3,002        29          3,002       29
BBA Group PLC *                                                                -      5,542        25          5,542       25
BG Group plc                                                64,498           330     41,085       210        105,583      540
BICC PLC *                                                                     -      5,099        20          5,099       20
Billiton plc                                                44,847           391     28,788       251         73,635      642
BOC Group plc *                                             17,596           268      5,760        88         23,356      356

The accompanying notes are an integral part of the financial statements.

Boots Group                                                 15,100       186        9,129         113       24,229        299
BP Amoco plc                                               410,567     3,320      257,874       2,085      668,441      5,405
BPB                                                         12,089        75        6,111          38       18,200        113
Brambles Industries                                         22,730        83        8,380          30       31,110        113
British Aerospace plc                                       57,462       173       35,757         107       93,219        280
British Airport Authority plc                               21,926       194       12,429         110       34,355        304
British Airways *                                                          -        6,466          27        6,466         27
British American Tobacco plc *                              29,280       402       18,433         253       47,713        655
British Land Co. plc                                         9,000        94        5,721          60       14,721        154
British Sky Broadcast plc                                   23,449       294       14,667         184       38,116        478
BT Group                                                   153,664       516      100,873         339      254,537        855
Bunzl                                                       12,430        95        5,477          42       17,907        137
Cable & Wireless plc *                                      48,728       116       27,996          67       76,724        183
Cadbury Schweppes plc *                                     37,586       275       23,980         176       61,566        451
Canary Wharf Group PLC *                                                   -        5,703          27        5,703         27
Capita Group plc                                            17,669        77        8,112          35       25,781        112
Carlton Communications PLC *                                13,900        57        7,353          30       21,253         87
Carnival plc                                                 3,303       133        1,813          73        5,116        206
Cattles PLC *                                                              -        3,600          21        3,600         21
Celltech Group PLC *                                                       -        3,348          23        3,348         23
Centrica plc                                                76,232       287       49,380         186      125,612        473
CGU plc                                                     37,687       330       26,273         230       63,960        560
Close Brothers Group PLC *                                                 -        1,520          20        1,520         20
Cobham PLC *                                                               -        1,279          27        1,279         27
Compass Group plc *                                         39,189       266       25,420         172       64,609        438
Daily Mail & General Trust                                   7,508        88        3,372          40       10,880        128
Davis Service                                               11,677        78        2,454          16       14,131         94
De Lousiana Rue PLC *                                                      -        1,732           9        1,732          9
Diageo plc *                                                53,890       707       36,167         474       90,057      1,181
Dixons Group plc                                            42,741       106       22,056          55       64,797        161
Electrocomponents plc *                                     12,098        70        5,197          30       17,295        100
EMAP plc *                                                   6,164        94        3,071          47        9,235        141
EMI Group plc                                                9,000        26        8,998          25       17,998         51
Enterprise Inns PLC *                                        5,116        93        2,048          37        7,164        130
Exel *                                                       7,462        98        3,413          45       10,875        143
Firstgroup                                                  12,870        63        5,028          25       17,898         88
FKI PLC *                                                                  -        7,192          14        7,192         14
Friends Provident Ethical Investment Trust *                               -       19,556          46       19,556         46
George Wimpey PLC *                                                        -        4,233          28        4,233         28
GKN *                                                       17,633        84        8,575          41       26,208        125

The accompanying notes are an integral part of the financial statements.

GlaxoSmithKline plc *                                      104,018     2,377       69,551       1,589      173,569      3,966
Granada Compass PLC *                                       57,831       126       32,121          70       89,952        196
Great Portland Estates PLC *                                               -        2,022           8        2,022          8
Hammerson plc                                                8,028        93        3,372          39       11,400        132
Hanson Building Materials *                                  8,990        66        7,856          58       16,846        124
Hanson PLC *                                                               -          387           3          387          3
Hays plc *                                                  41,349        89       19,215          41       60,564        130
HBOS *                                                      65,987       852       44,752         578      110,739      1,430
HHG Plc *                                                                          17,632          13       17,632         13
Hilton Group plc *                                          27,700       111       18,792          75       46,492        186
HSBC Holdings plc                                          182,550     2,861      126,924       1,989      309,474      4,850
IMI                                                         11,248        68        3,852          23       15,100         91
Imperial Chemical Industries plc *                          26,199        93       13,726          49       39,925        142
Imperial Tobacco Group plc                                  13,917       273        8,486         167       22,403        440
Intercontinental Hampshire                                  15,693       148        7,279          69       22,972        217
Invensys PLC *                                                             -       37,344          12       37,344         12
J Sainsbury plc                                             28,966       162       16,844          94       45,810        256
Johnson Matthey                                              5,434        95        2,543          45        7,977        140
Kelda Group plc                                             10,845        91        4,576          38       15,421        129
Kesa Electricals PLC *                                                     -        6,582          30        6,582         30
Kidde PLC *                                                                -       10,723          20       10,723         20
Kingfisher *                                                42,693       212       24,891         124       67,584        336
Land Securities SGP                                          7,350       130        5,449          96       12,799        226
Legal & General Group plc                                  105,588       189       75,519         135      181,107        324
Liberty National                                             6,968        85        2,800          34        9,768        119
Lloyds TSB Group PLC                                       118,179       945       65,085         520      183,264      1,465
Logica plc *                                                16,105        74        8,713          40       24,818        114
Manitoba Group                                               5,609       146        3,213          84        8,822        230
Marks & Spencer *                                           42,777       221       26,272         136       69,049        357
MFI Furniture Group *                                                      -        6,400          17        6,400         17
Misys plc                                                   13,522        51        6,675          25       20,197         76
Mitchells & Butler                                           5,981        24        5,962          24       11,943         48
National Grid Group *                                       53,002       379       35,753         255       88,755        634
National Power PLC                                          14,200        31       13,485          30       27,685         61
Next Group                                                   6,142       123        3,228          65        9,370        188
Novar PLC *                                                                -        4,484          11        4,484         11
Nycomed Amersham plc                                        14,138       193        8,148         111       22,286        304
Pearson PLC                                                 15,605       173        9,283         103       24,888        276
Peninsular & Oriental Steam Navigation Co.                  18,718        77        8,260          34       26,978        111
Persimmon PLC *                                                            -        3,308          32        3,308         32

The accompanying notes are an integral part of the financial statements.

Pilkington PLC *                                                           -       11,203          19       11,203         19
Provident Financial                                          6,656        77        2,957          34        9,613        111
Prudential Corp.                                            34,647       292       23,352         197       57,999        489
Rank Group PLC                                              25,300       126        6,786          34       32,086        160
Reckitt Benckiser                                           11,385       257        7,008         158       18,393        415
Reed International plc                                      44,446       371       14,719         123       59,165        494
Rentokil Initial plc                                        39,081       133       21,573          73       60,654        206
Reuters Group plc                                           29,157       122       16,417          69       45,574        191
Rexam                                                       11,775        90        6,280          48       18,055        138
Rio Tinto plc                                               18,738       516       12,426         342       31,164        858
RMC Group plc                                                6,457        80        2,981          37        9,438        117
Rolls Royce Group                                           30,599        97       15,792          50       46,391        147
Royal & Sun Alliance Insurance Group                        60,060        95       33,221          52       93,281        147
Royal Bank of Scotland Group                                48,532     1,426       32,593         958       81,125      2,384
Safeway plc                                                 23,118       117       12,614          64       35,732        181
Schroders PLC *                                                            -        1,626          18        1,626         18
Scottish & Newcastle                                        18,779       127        9,340          63       28,119        190
Scottish and Southern Energy                                16,614       200        9,965         120       26,579        320
Scottish Power plc                                          34,695       231       21,568         143       56,263        374
Securicor *                                                                -        5,150           9        5,150          9
Serco Group PLC *                                                          -        4,450          14        4,450         14
Severn Trent                                                 8,253       110        4,138          55       12,391        165
Shell Transport & Trading Co. plc                          189,806     1,408      112,828         837      302,634      2,245
Signet Group                                                42,561        78       19,627          36       62,188        114
Slough Estates Finance plc                                   8,000        63        4,788          38       12,788        101
Smith & Nephew                                              19,151       160       10,791          90       29,942        250
Smiths Group                                                11,076       131        6,513          77       17,589        208
South African Breweries plc                                 15,790       163        9,259          96       25,049        259
SSL International PLC *                                                    -        2,478          15        2,478         15
Stagecoach Holdings PLC *                                                  -       11,469          16       11,469         16
Tate & Lyle                                                 12,545        70        4,898          27       17,443         97
Taylor Woodrow                                              17,488        83        6,527          31       24,015        114
Tesco plc                                                  127,371       586       85,336         393      212,707        979
The Berkeley Group PLC *                                                   -        1,243          19        1,243         19
The Great Universal Stores plc                              19,002       262       11,775         163       30,777        425
The Sage Group plc                                          15,700        49       14,258          45       29,958         94
Tomkins plc                                                 18,702        89        9,260          44       27,962        133
Unilever plc                                                49,648       462       32,221         300       81,869        762
United Business Media                                        8,630        75        3,864          34       12,494        109
United Utilities plc                                        10,400        92        6,616          59       17,016        151

The accompanying notes are an integral part of the financial statements.

United Utilities PLC, Class A *                                            -        3,432          19        3,432         19
Vodafone AirTouch plc                                    1,203,067     2,974      795,070       1,966    1,998,137      4,940
Whitbread                                                    7,465        96        3,452          44       10,917        140
William Hill PLC *                                                         -        4,885          37        4,885         37
Wolseley                                                    11,481       162        6,819          96       18,300        258
WPP Group plc                                               22,552       221       13,730         134       36,282        355
Yell Group PLC *                                                           -        5,218          28        5,218         28
                                                                    --------                 --------                --------
                                                                      34,541                   22,141                  56,682

United States - 1.6%                               #
Bajaj Auto, Ltd. - GDR                                       5,900       143                        -        5,900        143
Banco Bradesco - ADR                                         2,918        77                        -        2,918         77
Banco Itau SA - ADR                                          3,960       197                        -        3,960        197
Banco Santander Chile - ADR                                  2,900        69                        -        2,900         69
Brasil Telecom Participacoes S.A.                            2,426        91                        -        2,426         91
Carnival Corp.                                                 180         7                        -          180          7
Centrais Electricas Brasileirias SA - ADR Cl.B *            12,874       101                        -       12,874        101
Check Point Software Technologies, Ltd. *                    4,200        71                        -        4,200         71
Companhia De Bebidas ADR                                     6,850       175                        -        6,850        175
Companhia Energetica de Minas Gerias - ADR                   7,701       141                        -        7,701        141
Companhia Vale do Rio Doce                                   3,700       189                        -        3,700        189
Compania Cervecerias Unidas SA - ADR *                         900        19                        -          900         19
Compania de Telecomunicaciones de Chile SA *                 2,500        37                        -        2,500         37
EIH, Ltd. - GDR                                              6,700        44                        -        6,700         44
Embotelladora Andina SA - ADR *                              6,100        64                        -        6,100         64
Empresa Nacional de Electricidad SA - ADR *                 10,100       118                        -       10,100        118
Enersis SA - ADR *                                          28,447       209                        -       28,447        209
Gen-Probe, Inc. *                                                          -          344          13          344         13
Grasim Industries, Ltd. - GDR                                7,100       156                        -        7,100        156
Great Eastern Shipping Co. - GDR                             9,020       152                        -        9,020        152
Hindalco Industries, Ltd. - GDR                              4,900       151                        -        4,900        151
Huaneng Power International, Inc. - ADR *                      400        28                        -          400         28
ITC, Ltd. - GDR                                              5,900       130                        -        5,900        130
Lukoil Holding - ADR*                                        2,700       251                        -        2,700        251
Mahindra & Mahindra, Ltd. *                                 16,500       141                        -       16,500        141
Petroleo Brasileiro SA *                                     5,500       160                        -        5,500        160
Petroleo Brasileiro SA - ADR*                                6,800       180                        -        6,800        180
Ranbaxy Laboratories, Ltd. - GDR                             6,560       167                        -        6,560        167
Reliance Industries, Ltd. - GDR                             11,000       276                        -       11,000        276
Surgutneftegaz - ADR                                        11,581       337                        -       11,581        337

The accompanying notes are an integral part of the financial statements.

Tatneft - ADR                                              2,400          55                           -       2,400             55
Unified Energy Systems Russia - ADR                        6,700         187                           -       6,700            187
                                                                   ---------                  ----------                  ---------
                                                                       4,123                          13                      4,136
                                                                   ---------                  ----------                  ---------
                               TOTAL COMMON STOCK  #                 154,282                      85,433                    239,715

PREFERRED STOCK

Australia - 0.2%                                   #
News Corp., Ltd.                                          53,728         404       23,372            176      77,100            580

Germany - 0.2%                                     #
Fresenius Medical Care AG *                                                -          325             16         325             16
Henkel KGAA                                                1,112          87                                   1,112             87
Porsche AG                                                   195         116           90             53         285            169
RWE AG *                                                                   -          408             14         408             14
Volkswagen AG                                              2,462          89        1,226             45       3,688            134
                                                                   ---------                  ----------                  ---------
                                                                         292                         128                        420

Italy - 0.0%                                       #
Fiat SPA - PRIV EUR *                                                                 849              4         849              4

New Zealand - 0.0%                                 #
Fletcher Challenge *                                                                1,940              2       1,940              2

South Korea - 0.0%                                 #
Samsung Electronics                                          550         113                                     550            113
                                                                   ---------                  ----------                  ---------
                            TOTAL PREFERRED STOCK  #                     809                         310                      1,119

WARRANTS

Mexico - 0.0%                                      #
Cemex SA
expire 12/21/04 (Cost $1)                                  2,000           1                                   2,000              1
                                                                   ---------                                              ---------
                                   TOTAL WARRANTS  #                       1                                                      1

RIGHTS

Germany - 0.0%                                     #
Muenchener Ruckversage
expires 11/10/03 (Cost $0)                                 4,360          38                                   4,360             38

The accompanying notes are an integral part of the financial statements.

Thailand - 0.0%                                    #
TelecomAsia
expires 04/30/08 (Cost $0)                                35,747           -                                  35,747              -
                                                                   ---------                  ----------                  ---------

                                     TOTAL RIGHTS  #                      38                                                     38

                                                         PAR VALUE                     PAR VALUE            PAR VALUE
                                                          (000'S                        (000'S                (000'S
                                                          OMITTED)                      OMITTED)             OMITTED)

COLLATERAL ON LOANED SECURITIES - 7.1%
State Street Navigator Securities Lending
Portfolio                                                $ 8,571       8,571        9,718          9,718      18,289         18,289

SHORT TERM INVESTMENTS
Investment in joint trading account
1.061% due 01/02/04                                        2,955       2,955                                   2,955          2,955
Federal National Mortgage
Association Discount Notes,
1.05% due 01/07/2004                                                                2,300          2,300       2,300          2,300
1.06% due 02/18/2004                                                                6,700          6,690       6,700          6,690
U.S Treasury Bills
0.00% due 01/22/2004                                                                  500            500         500            500
0.99% due 03/11/2004                                         524         524                                     524            524
                                                                   ---------                  ----------                  ---------
                     TOTAL SHORT TERM INVESTMENTS  #                   3,479                       9,490                     12,969


REPURCHASE AGREEMENTS                              #
Repurchase Agreement with State Street
Corp. dated 12/31/2003 at 0.70%, to be
repurchased at $3,931,153 on 01/02/2004,
col1ateralized by $281,000 U.S. Treasury
Bonds, 8.50% due 02/15/2020 (valued at
$4,013,031, including interest)
                      TOTAL REPURCHASE AGREEMENTS  #                                  3,931        3,931       3,931          3,931
                                                                                              ----------                  ---------
                                                                                                   3,931                      3,931

                      TOTAL INVESTMENTS AT MARKET  #                 167,180                     108,882                    276,062
                        TOTAL INVESTMENTS AT COST                    142,128                     110,150                    252,278

The accompanying notes are an integral part of the financial statements.

              Payables, less cash and receivables  #                  (8,144)                     (9,506)                   (17,650)
                                                  ---              ---------                  ----------                  ---------
                                       NET ASSETS  #                 159,036                      99,376                    258,412
                                                  ===              =========                  ==========                  =========

* Non-income producing security.
ADR-American Depository Receipt.
GDR-Global Depository Receipt.

The accompanying notes are an integral part of the financial statements.

MIT INTERNATIONAL INDEX TRUST AND JHVST INTERNATIONAL EQUITY INDEX FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the John Hancock Variable Series Trust I International Equity Index Fund ("JHVST International Equity Index Fund") one of thirty investment funds offered by the John Hancock Variable Series Trust I ("JHVST") and the International Index Trust ("MIT International Index Trust"), one of seventy-six investment Portfolios offered by the Manufacturers Investment Trust ("MIT") at and for the year ended December 31, 2003. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 2003.

The pro forma statements reflect the proposed transfer of the assets and liabilities of the MIT International Index Trust in exchange for Series I and Series II shares of the JHVST International Equity Index Fund. Under generally accepted accounting principles in the United States of America ("GAAP"), JHVST International Equity Index Fund will be the surviving entity for accounting purposes. The pro forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of MIT and JHVST International Equity Index Fund incorporated by reference in the Statement of Additional Information.

Series I and II Class shares of the MIT International Index Trust and Series I and Series II Class shares of the JHVST International Equity Index Fund are presently offered only to: Separate Accounts A, H,I, L, M, N and to certain unregistered separate accounts of The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and to certain unregistered separate accounts of The Manufacturers Life Insurance Company of New York ("Manulife New York"). Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

NAV Class shares of the JHVST International Equity Index Fund are presently offered only to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO)"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Annuity Accounts H, U, and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Account UV to support variable life insurance policies issued by John Hancock and certain unregistered separate accounts of JHVLICO and John Hancock. John Hancock and JHVLICO are indirect wholly owned subsidiaries of Manulife Financial Corporation.

The JHVST International Equity Index Fund currently offers three classes of shares: NAV, Series I and Series II. Series I and Series II shares are the same, except for differences in class expenses with respect to the Portfolio's distribution plan. NAV shares, which will not be issued as part of the Agreement and Plan of Reorganization, do not assess 12b-1 expense fees.

The MIT International Index Trust currently offers two classes of shares. Series I, and Series II shares are the same, except for differences in class expenses with respect to the Portfolio's distribution plan.

Pro Forma Adjustments:

(A)  Adjustment to reflect the change in advisory fees upon reorganization.
(B) Adjustment to reflect the reduction in the custodian agreement fees and elimination of duplicate expenses upon reorganization.
(C) Adjustment to reflect the increase in 12b-1 fees associated with the proposed merger.
(D) Adjustment has not been made to reflect estimated one-time proxy, legal and other expenses of the reorganization in the pro-forma Statement of Operations. These estimated expenses are $75,000 for each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. Each Portfolio determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Portfolio. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, exchange-traded funds and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, each Fund will determine its net asset value per share as of the close of the Exchange on that day.

Short-term investments with a remaining maturity of 60 days or less are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the counter market.

Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

Any other security for which market quotations are not readily available or any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees for the applicable Portfolio.

Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Portfolios calculate net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees for the applicable Portfolio.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees for the applicable Portfolio.

FEDERAL INCOME TAXES. Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

                                     PART C
                                OTHER INFORMATION

     Item 15. Indemnification

     In response to this item and the requirements of Rule 484 under the Securities Act of 1933, Registrant incorporates by reference herein its response to item 25 in Post-Effective Amendment No. 37 to Form N-1A (File No. 33-2081) filed on May 1, 2003.

     Item 16. Exhibits

     (1)(a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, incorporated by reference herein to Pre-Effective Amendment No. 2 to Form N-14 (File No. 333-47686) filed on December 6, 2000.

     (1)(b) Amendment dated May 2, 2003 to the Declaration of Trust, incorporated by reference herein to Post-Effective Amendment No. 38 to Form N-1A (File No. 33-2081), filed on June 3, 2003.

     (1)(c) Amendments dated September 24 and March 24, 2004 to the Declaration of Trust, included in the initial filing of this registration statement on April 1, 2004.

     (2) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 18, 2002, incorporated by reference herein to Post-Effective Amendment No. 37 to Form N-1A (File No. 33-2081) filed on May 1, 2003.

     (3) Not Applicable.

     (4) Agreement and Plan of Reorganization (included as exhibit A to the proxy statement/prospectus filed as part of this Registration Statement).

     (5) Not Applicable.

     (6)(a) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated April 12, 1988 relating to the Real Estate Equity Fund and the International Equity Index (formerly "International Equities," formerly "International," originally "Special Opportunities") Fund, incorporated by reference herein to Post-Effective Amendment No. 3 to Form N-1A (File No. 33-2081) filed on April, 12 1988.

     (6)(b) Amendment No. 1 dated May 1, 1997 to Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated April 12, 1988, incorporated by reference herein, to Post-Effective Amendment No. 16 to Form N-1A (File No. 33-2081) filed on May 1, 1997.

     (6)(c) Amendment No. 2 dated May 1, 1998 to Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated April 12, 1988 relating to the International Equity Index Fund, incorporated by reference herein to Post-Effective Amendment No. 19 to Form N-1A (File No. 33-2081) filed on May 1, 1998.

     (6)(d) Amendment No. 3 dated April 23, 1999 to Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company dated April 12, 1988, incorporated by reference herein to Post-Effective Amendment No. 33 to Form N-1A (File No. 33-2081 ) filed on April 12, 2002.

     (6)(e) Supplement dated June 1, 2004 to Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Life Insurance Company dated April 12, 1988, included in the initial filing of this registration statement on April 1, 2004.

     (6)(f) Amendment No. 5 dated May 1, 2004 to Investment Management Agreement by and between John Hancock Variable Series Trust and John Hancock Life Insurance Company dated April 12, 1988 (filed herewith).

     (6)(g) Sub-Investment Management Agreement, dated as of March 29, 2004, among John Hancock Variable Series Trust I, SSgA Funds Management, Inc., and John Hancock Life Insurance Company relating to the International Equity Index Fund, included in the initial filing of this registration statement on April 1, 2004.

     (7)(a) Amended and Restated Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc., and John Hancock Life Insurance Company, dated March 24, 2004, included in the initial filing of this registration statement on April 1, 2004.

     (7)(b) Distribution Agreement dated May 1, 2004, between John Hancock Variable Series Trust and Manufacturers Financial Securities, LLC (filed herewith).

     (8) Not Applicable.

     (9)(a) Custodian Agreement between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, incorporated by reference herein to Post-Effective Amendment No. 10 to Form N-1A (File No. 33-2081) filed on March 2, 1995.

     (9)(b) Form of Amendment, dated as of April 10, 2003, to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, incorporated by reference herein to Post-Effective Amendment No. 38 to Form N-1A (File No. 33-2081) filed on June 3, 2003.

     (9)(c) Form of Amendment, dated as of April 30, 2004, to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company (filed herewith).

     (10)(a) Rule 12b-1 Plan dated March 24, 2004 for Series I and II shares, included in the initial filing of this registration statement on April 1, 2004.

     (10)(b) Rule 18f-3 Plan dated February 11, 2004, included in the initial filing of this registration statement on April 1, 2004.

     (10)(c) Amendment dated March 24, 2004 to Rule 18f-3 Plan dated February 11, 2004, included in the initial filing of this registration statement on April 1, 2004.

     (11) Opinion and consent of Ronald J. Bocage, Esq. as to legality of securities for International Equity Index Fund (filed herewith).

     (12) Form of Opinion of Dykema Gossett PLLC on tax matters (filed herewith).

     (13) Not Applicable.

     (14)(a) Consent of Dykema Gossett PLLC (filed herewith).

     (14)(b) Consent of Ernst & Young LLP (filed herewith).

     (14)(c) Consent of PricewaterhouseCoopers, LLP (filed herewith).

     (15) Not Applicable.

     (16) Powers of Attorney for Elizabeth G. Cook, Kathleen F. Driscoll, Diane
C. Kessler, Michele G. Van Leer, Hassell H. McClellan, and Robert F. Verdonck, included in the initial filing of this registration statement on April 1, 2004.

     (17)(a) Prospectus of the International Equity Index Fund of the John Hancock Variable Series Trust I dated May 1, 2004 (filed herewith).

     (17)(b) Prospectus of Manufacturers Investment Trust dated May 1, 2004 (filed herewith).

     (17)(c) Annual Report of the International Equity Index Fund of John Hancock Variable Series Trust I for the year ended December 31, 2003, included in the initial filing of this registration statement on April 1, 2004.

     (17)(d) Annual Report of Manufacturers Investment Trust for the year ended December 31, 2003, included in the initial filing of this registration statement on April 1, 2004.

     (17)(e) Form of Participation Agreement between John Hancock Variable Series Trust I, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance company, included in the initial filing of this registration statement on April 1, 2004.

     (17)(f) Participation Agreement between John Hancock Variable Series Trust I, The Manufacturers Life Insurance Company (U.S.A.), and The Manufacturers Life Insurance Company of New York, Incorporated by reference herein to Post-Effective Amendment No. 42 to Form N-1A (File No 33-2081) filed on April 29, 2004.

     Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 12th day of May, 2004.

                                          JOHN HANCOCK VARIABLE SERIES TRUST I


                                          By:  /s/ Michele Van Leer
                                               ---------------------------------
                                          Name:  Michele G. Van Leer
                                          Title: Chairman of the Board of
                                                 Trustees

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                 DATE


By:  /s/ Raymond F. Skiba
     ---------------------------------    May 12, 2004
     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)


By:  /s/ Michele Van Leer
     ---------------------------------    May 12, 2004
     Michele G. Van Leer
     Chairman of the Board of Trustees
     (Principal Executive Officer)

For herself and as attorney-in-fact for:
Elizabeth G. Cook, Trustee
Diane C. Kessler, Trustee
Robert F. Verdonck, Trustee
Hassell H. McClellan, Trustee
Kathleen F. Driscoll, Trustee